UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5149
                                    811-10631

Name of Fund:  Merrill Lynch Funds for Institutions Series
                       Merrill Lynch Premier Institutional Fund
                       Merrill Lynch Institutional Fund
                       Merrill Lynch Institutional Tax-Exempt Fund
                       Merrill Lynch Government Fund
                       Merrill Lynch Treasury Fund
               Master Institutional Money Market Trust
                       Master Premier Institutional Fund
                       Master Institutional Fund
                       Master Institutional Tax-Exempt Fund

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
     Officer, Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/05

Date of reporting period: 05/01/04 - 04/30/05

Item 1 - Report to Stockholders

[Logo] Merrill Lynch Investment Manager

Annual Report

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES

   Merrill Lynch Premier Institutional Fund
   Merrill Lynch Institutional Fund
   Merrill Lynch Government Fund
   Merrill Lynch Treasury Fund
   Merrill Lynch Institutional Tax-Exempt Fund


  April 30, 2005

--------------------------------------------------------------------------------
Dear Shareholder:

     We are pleased to provide you with this Annual Report for the Merrill Lynch Funds For Institutions Series.

Economic Environment

     For the most part, the economy remained on solid footing throughout the past 12 months. Gross domestic product (GDP) grew at an annualized rate of 3.3% in the second quarter of 2004, 4% in the third quarter and 3.8% in the fourth quarter. An advanced estimate for the first quarter of 2005 placed GDP growth at a slower-than-expected 3.1%, although that figure was later revised upward to 3.5%. Still, annualized GDP growth for all of 2004 came in at 4.4%, well ahead of the 3% growth rate recorded in 2003.

     In the past several months, the major themes have centered on inflation and, in particular, the price of oil. Inflation showed signs of increasing at both the producer and consumer levels, but still remained fairly subdued. Nevertheless, the Federal Reserve Board (Fed) continued to target higher interest rates to combat inflation expectations. The federal funds rate stood at 2.75% by the end of the period, the result of seven consecutive rate hikes since June 2004, and was raised once more to 3% on May 3. The Fed maintained its commitment to a measured monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten the economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

     As short-term interest rates rose in symphony with the Fed rate hikes, long-term rates remained stubbornly low, producing what Fed Chairman Alan Greenspan in February described as a "conundrum." The result was a considerable flattening of the yield curve over the past 12 months, with the two-year Treasury yield increasing from 2.31% to 3.66%, while the yield on the 10-year Treasury note declined from 4.53% to 4.21%. Notably, the short end of the yield curve has remained steep, with a 76-basis-point (0.76%) spread between the three-month and two-year Treasury at period-end.

     Issuance of Treasury securities continued to increase, largely to fund the significant twin deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets, despite the declining value of the U.S. dollar. The Treasury has remained prudent in its issuance of bills by adjusting the size of the weekly four-week bill as a cash management tool. In addition, the government's increased collection of both corporate and individual payroll taxes -- coincident with improving employment -- has helped offset the need for additional supply in the short end.

Portfolio Matters

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund

     For the 12-month period ended April 30, 2005, Merrill Lynch Premier Institutional Fund's net yield was 1.77%. The Fund's seven-day net annualized yield as of April 30, 2005, was 2.63%. The Fund's average portfolio maturity at April 30, 2005, was 68 days, compared to 60 days at October 31, 2004, and 67 days at April 30, 2004. During the period, the Fund's average portfolio maturity ranged from a low of 49 days to a high of 73 days.

     For the 12-month period ended April 30, 2005, Merrill Lynch Institutional Fund's net yield was 1.70%. The Fund's seven-day net annualized yield as of April 30, 2005, was 2.63%. The Fund's average portfolio maturity at April 30, 2005, was 50 days, compared to 54 days at October 31, 2004, and 57 days at April 30, 2004. During the period, the Fund's average portfolio maturity ranged from a low of 39 days to a high of 61 days.

     The positioning of the Funds enhanced performance for the bulk of the fiscal year. Throughout the period, our above-average exposure to floating rate securities allowed the portfolios' yields to increase in lockstep with the Fed's short-term interest rate hikes. We had the Funds in a barbell position early in the period, which required us to purchase some securities further out on the yield curve to balance our exposure at the short end. Although these securities recently underperformed, this strategy clearly benefited the Funds' performance early in the period.

     Heading into the fiscal year, the Funds had a large overweight position in floating rate securities (approximately 60% of each portfolio's net assets). Because their coupons continuously reset, floating rate securities provide significant protection against the risk of rising interest rates. As a result of our floating positions, we were able to maintain a more neutral duration relative to the market, when a rising rate environment typically might call for a slightly short duration posture. Early in the fiscal year, with the Fed clearly preparing to begin tightening monetary policy, we tried to keep approximately 15% to 20% of the Funds' assets in securities with overnight maturities for liquidity. With the remainder of the portfolio, we generally focused on the six- and nine-month areas of the yield curve -- sectors we believed were priced correctly given our view that we would likely see 25-basis-point rate hikes at every Federal Open Market Committee meeting through the second quarter of 2005. We were not willing to venture any further out on the yield curve, as we believed there was little value from a risk/reward standpoint. Conditions in Premier Institutional Fund changed markedly in the last quarter of the fiscal year. During this time, we were forced to focus solely on shareholder liquidity as the Fund's assets fell from $36.9 billion on January 31, 2005, to $18.7 billion at period-end. This effectively lengthened the Fund's weighted average maturity, which also limited our ability to invest further out on the yield curve.

     We continue to target an average portfolio duration in the 60-day range for each fund, reflecting our cautiously constructive view that there are sectors of the yield curve that represent value. Although the federal funds rate is sure to increase over the near term, we believe that future policy decisions in the third and fourth quarter of 2005 will be more dependent on the economic data releases. Several factors appear to be threatening the consumer and ultimately could threaten sustainable economic growth: Higher interest rates may curtail the wealth effect generated by housing prices and mortgage refinancing; job creation has not proved consistent enough to support wage growth; and oil prices, while possibly inflationary, seem to pose a greater risk in reducing discretionary spending.

     While our strategy for much of the fiscal year called for significant exposure to variable rate notes, the liquidity needs of the Funds have led us to reduce our exposure to this sector. We will look to re-establish our floating rate positions and will focus on securities with rates tied to indexes such as the fed funds and prime rates that perform best in what could be a prolonged flat yield curve environment. In our view, there is value in the six-, nine- and 12-month sectors, as we believe they are fairly priced and provide extremely attractive yields given the steepness of the curve in the front end. We believe the federal funds target will be in the 3.5% to 4% range by year-end, and we may shift to a slightly longer portfolio duration bias should yields rise in anticipation that the Fed will take a more aggressive strategy.

Merrill Lynch Government Fund

     For the 12-month period ended April 30, 2005, Merrill Lynch Government Fund's net yield was 1.66%. The Fund's seven-day net annualized yield as of April 30, 2005, was 2.63%. The Fund's average portfolio maturity at April 30, 2005, was 43 days, compared to 40 days at October 31, 2004, and 58 days at April 30, 2004. During the period, the Fund's average maturity ranged from a low of 35 days to a high of 58 days.

     While the Fund's performance weathered periods of inordinate asset declines as the yield curve steepened, it improved once our asset base exhibited signs of stability. During the fiscal year, more than 85% of the Fund's assets comprised overnight repurchase agreements and floating rate securities, which were able to adjust quickly to market rates.

     Structurally, we employed a barbell strategy throughout the year. This involved emphasizing the very front end of the market (overnight repurchase agreements and floating rate securities) for liquidity and as a hedge against rising interest rates. At the other end of the barbell, we initially purchased longer-dated securities for yield enhancement and price appreciation. As the Fed embarked on its "measured" monetary tightening campaign in June 2004, short-term interest rates began to rise and continued to advance throughout the Fund's fiscal year. This gave us reason to approach longer-dated securities with caution, as their market value tends to suffer more in a rising interest rate environment. As market conditions appeared oversold, we added small positions of late-2005 maturities at yields attractive to financing levels. However, much of our focus was on meeting the high demand of investor liquidity while maintaining a cautious outlook on interest rates and providing a competitive return. Assets under management fell during the year by nearly 40%, which reflected higher interest rates and investors' aversion to the debt of the two government-sponsored entities (GSEs), Fannie Mae and Freddie Mac. The prices of these issues declined amid concerns about accounting irregularities and the uncertainty regarding the possibility of increased federal government oversight of the GSEs.

     We maintain our cautious outlook on the fixed income market. The interesting question centers on when the Fed may become more data-dependent in determining monetary policy. Consensus expectations at this point are that more measured interest rate increases are forthcoming until the federal funds rate reaches a "neutral" level (relative to inflation) in the area of 3.5%-4.0%. Current economic data suggest that the recent "soft patch" -- highlighted by the advanced first quarter GDP release of an unexpectedly low 3.1% (revised in late May to 3.5%) -- may be short-lived and that final first quarter GDP growth may be revised modestly higher.

     On the agency front, we anticipate that any forthcoming legislation will produce a stronger regulator of the GSEs and limited new supply. As a result, we believe the agency market will strengthen and quality spreads will narrow.

Merrill Lynch Treasury Fund

     For the 12-month period ended April 30, 2005, Merrill Lynch Treasury Fund's net yield was 1.51%. The Fund's seven-day net annualized yield as of April 30, 2005, was 2.52%. The Fund's average portfolio maturity at April 30, 2005, was 49 days, compared to 45 days at October 31, 2004, and 60 days at April 30, 2004. During the period, the Fund's average maturity ranged from a low of 26 days to a high of 60 days. Our goal was to maintain a conservative strategy, which was reflected in the portfolio's average maturity dipping into the low 30-day area for extended periods.

     Overall, we managed the Fund conservatively in response to a rising interest rate environment. Early in the period, we utilized the very front end of the Treasury yield curve for liquidity and longer-dated notes (the one- to two-year sector) for incremental yield. As it became apparent that the Fed would shift to a more restrictive monetary policy, we sought to restructure the Fund by paring longer-dated notes and utilizing a more bullet-structured portfolio, in which the maturities of our securities are highly concentrated in one segment of the yield curve. We believed that by utilizing a bullet rather than a barbell approach, we would be able to reinvest the portfolio's assets more quickly into securities at current market rates without sacrificing liquidity. Our focus was to reduce the Fund's average maturity to the low 40-day area. For the most part, we concentrated our investments within the three-month sector to maintain a strong liquidity base while allowing us to maintain a yield competitive with that of the market.

     By the third quarter of 2004, a shift in the Treasury yield curve caused by smaller Treasury bill auctions allowed the Fund to prepare for year-end liquidity needs. That is, the reduced issuance of Treasury bills resulted in increased demand for these securities and caused the yield curve to steepen. The effect of the year-end asset growth and diminished bill supply forced the Fund to invest in shorter maturities at punitive levels, which had taken its toll on the Fund's performance, particularly in the early months of 2005. Nevertheless, we resolved to maintain a more conservative stance in the face of continued rising interest rates. Fund performance improved late in the period, as we modestly extended the Fund's weighted average maturity in light of diminished Treasury bill supply and as investors sought Treasuries as a safe haven.

     For the most part, our liquidity base shifted between the four-week and the two-month sector as supply dictated. We focused on the six-month sector as the fulcrum of the curve for incremental yield and trading opportunities. Since the Treasury bill market has a tendency to follow the technical dynamics rather than the fundamental aspects of the environment, we have been more inclined to invest in smaller issues, which will ultimately garner stronger trading opportunities. Treasury notes have offered limited opportunities for the Fund since most issues trade at or below yields of comparable Treasury bill maturities.

     Looking ahead, we believe the Fund's conservative average life allows us to be well positioned for the anticipated market environment. The inclination of the Fed to continually raise rates at a measured pace, coupled with a projected reductions in the amount of Treasury bill issuance, should result in a steep yield curve. Despite recent indicators pointing to higher economic growth, a flight to quality has allowed the market to be temporarily range-bound. New asset inflows have compelled us to maintain a larger liquidity base. On the longer end, we still favor the five- to six-month sector as the prospects of limited Treasury bill issuance looms.

Merrill Lynch Institutional Tax-Exempt Fund

     For the 12-month period ended April 30, 2005, Merrill Lynch Institutional Tax-Exempt Fund's net yield was 1.37%. The Fund's seven-day net annualized yield as of April 30, 2005, was 2.52%. The Fund's average portfolio maturity at April 30, 2005, was 23 days, compared to 53 days at October 31, 2004, and 48 days at April 30, 2004. During the period, the Fund's average maturity ranged from a low of 21 days to a high of 59 days.

     We began the fiscal year with a more cautious approach to the short-term municipal market. Strong job growth early in the period, as well as inflationary concerns, led investors to believe that the Fed would soon end its accommodative monetary policy. One-year municipal note yields increased, creating a spread versus variable rate demand notes (VRDN) of over 60 basis points. Despite the attractiveness of the municipal note yield pick-up, we limited our purchases of municipal notes to maintain exposure levels that were close to our iMoneyNet peer group average. The Fed began and continued to increase the target federal funds rate in 25-basis-point increments seven times from June 2004 to March 2005. The target rate stood at 2.75% at the end of the period. Market participants viewed these interest rate increases as a continuation of the Fed's efforts to bring the federal funds rate to a neutral level. The one-year London Interbank Offer Rate (LIBOR) rose approximately 230 basis points to the 3.70% range over the period while yields on one-year municipal notes increased roughly 170 basis points to the 2.80% range.

     During this time, we changed our investment strategy to a conservative approach as we focused on VRDN securities as a primary investment. This approach allowed the Fund to participate in the yield increases as they occurred. As demand for VRDN securities increased and their yields became more volatile, we used tax-exempt commercial paper (TECP) as an alternative to help balance the Fund's holdings. The TECP helped to stabilize the Fund's yield from volatile VRDN yield swings without committing to the uncertainty of longer-dated securities. The reduced participation in municipal notes allowed the Fund's average life to decline to the 25-day range, which was similar to our iMoneyNet peer group average. The Fund continued to experience volatile growth. It began the fiscal year with $11.0 billion in net assets, which grew to a high of $14.4 billion in mid-February before income-tax-related redemptions caused assets to decline to $12.6 billion by the end of the period.

     An underweight in municipal notes and a higher weighting of VRDN and TECP securities benefited the Fund's performance relative to its iMoneyNet peer group during the period. With the Fed embarking on a tightening agenda, the portfolio has been well positioned to take advantage of higher interest rates while preserving shareholder principal.

     The upcoming period generally is driven by supply and demand and can lead to a volatile environment for short-term tax-exempt securities. It is widely anticipated that the Fed will continue to increase short-term interest rates. In addition, we are in the midst of seasonal income-tax-related redemptions out of money market funds. The spring and summer are also traditionally characterized by heavy new issuance of fixed rate notes. We believe the combination of these factors should lead to higher rates over the near term, which may create an opportunity to purchase securities at higher yields and lock in a higher rate of accrual for the Fund. Furthermore, the portfolio's fixed rate notes that mature over the next several months should provide us with an opportunity to reinvest at higher interest rates. We will continue to closely monitor the changing market conditions while adjusting our investment strategy accordingly. We continue to monitor the Fund's credit quality while looking to offer our shareholders an attractive tax-exempt yield.

     We thank you for your investment in the Merrill Lynch Funds For Institutions Series, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,
/s/ Robert C. Doll                           /s/ P. Michael Walsh
Robert C. Doll                               P. Michael Walsh
President and Trustee                        Vice President and Portfolio Manager
Merrill Lynch Funds for Institutions Series  Merrill Lynch Premier Institutional Fund
                                             Merrill Lynch Institutional Fund

/s/ Kevin A. Schiatta                        /s/ John Ng
Kevin A. Schiatta                            John Ng
Vice President and Portfolio Manager         Vice President and Portfolio Manager
Merrill Lynch Institutional Tax-Exempt Fund  Merrill Lynch Government Fund
                                             Merrill Lynch Treasury Fund

June 24, 2005

================================================================================
Disclosure of Expenses

Shareholders of the Funds may incur the following charges: operating expenses, including administration fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2004 and held through April 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

     The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholders expenses would have been higher.

                                                                                                  Expenses Paid
                                                           Beginning            Ending         During the Period*
                                                         Account Value       Account Value     November 1, 2004 to
                                                       November 1, 2004     April 30, 2005       April 30, 2005
===================================================================================================================
Actual
===================================================================================================================
Premier Institutional Fund                                  $1,000             $1,011.20              $0.85
-------------------------------------------------------------------------------------------------------------------
Institutional Fund                                          $1,000             $1,010.80              $1.15
-------------------------------------------------------------------------------------------------------------------
Government Fund                                             $1,000             $1,010.70              $1.10
-------------------------------------------------------------------------------------------------------------------
Treasury Fund                                               $1,000             $1,009.90              $1.15
-------------------------------------------------------------------------------------------------------------------
Institutional Tax-Exempt Fund                               $1,000             $1,008.50              $1.10
===================================================================================================================
Hypothetical (5% annual return before expenses)**
===================================================================================================================
Premier Institutional Fund                                  $1,000             $1,023.95              $0.85
-------------------------------------------------------------------------------------------------------------------
Institutional Fund                                          $1,000             $1,023.65              $1.15
-------------------------------------------------------------------------------------------------------------------
Government Fund                                             $1,000             $1,023.70              $1.10
-------------------------------------------------------------------------------------------------------------------
Treasury Fund                                               $1,000             $1,023.65              $1.15
-------------------------------------------------------------------------------------------------------------------
Institutional Tax-Exempt Fund                               $1,000             $1,023.70              $1.10
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratio (0.17% for Premier Institutional Fund, 0.23% for Institutional Fund, 0.22% for Government Fund, 0.23% for Treasury Fund and 0.22% for Institutional Tax-Exempt Fund), multiplied by the average account value over the period, multipled by 181/365 (to reflect the one-half year period shown). Since Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund are each a feeder fund, the expense table examples reflect the expenses of both the feeder fund and the master fund in which each invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Assets and Liabilities
April 30, 2005
================================================================================

Assets:
Investment in the Master Premier Institutional Fund, at value
 (identified cost $18,780,543,736) (Note 1a) ......................................    $18,759,280,150
Prepaid expense ...................................................................             96,572
                                                                                       ---------------
   Total assets ...................................................................     18,759,376,722
                                                                                       ---------------
Liabilities:
Administration fee payable (Note 2) ...............................................          1,560,751
Dividends payable .................................................................          5,314,690
Accrued expenses ..................................................................            397,574
                                                                                       ---------------
   Total liabilities ..............................................................          7,273,015
                                                                                       ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 18,773,367,293 shares of beneficial interest outstanding) ........................    $18,752,103,707
                                                                                       ===============
Net Assets Consist of:
Paid-in capital ...................................................................    $18,773,367,293
Unrealized depreciation ...........................................................        (21,263,586)
                                                                                       ---------------
Total .............................................................................    $18,752,103,707
                                                                                       ===============

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Operations
For the Year Ended April 30, 2005
================================================================================

Investment Income:
Investment income allocated from the Master Premier Institutional Fund ................  $ 668,333,952
Expenses allocated from the Master Premier Institutional Fund .........................   (18,846,163)
                                                                                         ------------
   Total investment income ............................................................   649,487,789
                                                                                         ------------
Expenses:
Administration fee (Note 2) ...........................................................    36,149,751
Registration fees .....................................................................     2,811,283
Accounting services ...................................................................       424,502
Insurance .............................................................................       350,385
Dividend and transfer agency fees .....................................................       306,486
Legal and audit fees ..................................................................       294,856
Printing and shareholder reports ......................................................       188,441
Trustees' fees (Note 5) ...............................................................       120,471
Miscellaneous .........................................................................       162,433
                                                                                         ------------
   Total expense ......................................................................    40,808,608
                                                                                         ------------
   Net investment income ..............................................................   608,679,181
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions allocated from Master Premier
 Institutional Fund .......................................................  $     (8,646)
Net unrealized depreciation of investments ................................   (20,575,587)
                                                                             ------------
   Net realized and unrealized loss on investments ...................................    (20,584,233)
                                                                                         ------------
Net Increase in Net Assets Resulting From Operations .................................   $588,094,948
                                                                                         ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Statement of Changes in Net Assets
================================================================================

                                                                             Year Ended April 30,
                                                                    --------------------------------------
                                                                          2005                   2004
==========================================================================================================
Increase (Decrease) in Net Assets:

Operations:
Net investment income .........................................     $    608,679,181       $   522,041,220
Net realized gain (loss) from investment transactions .........               (8,646)            3,079,426
Net unrealized depreciation of investments ....................          (20,575,587)          (28,102,314)
                                                                    ----------------       ---------------
Net increase in net assets resulting from operations ..........          588,094,948           497,018,332
Total declared as dividends to shareholders (Note 4) ..........         (608,670,535)         (525,120,646)
Capital share transactions (Note 3) ...........................      (26,936,030,823)        1,160,152,122
                                                                    ----------------       ---------------
Net increase (decrease) in net assets .........................      (26,956,606,410)        1,132,049,808

Net Assets:
Beginning of year .............................................       45,708,710,117        44,576,660,309
                                                                    ----------------       ---------------
End of year ...................................................     $ 18,752,103,707       $45,708,710,117
                                                                    ================       ===============

--------------------------------------------------------------------------------
Merrill Lynch Premier Institutional Fund
Financial Highlights
================================================================================

                                                                               Year Ended April 30,
                                                   -----------------------------------------------------------------------------
                                                          2005             2004             2003            2002            2001
================================================================================================================================
Net Asset Value, beginning of year ...........          $ 1.00           $ 1.00           $ 1.00          $ 1.00          $ 1.00
Income from Investment Operations:
 Net investment income .......................            .018             .011             .016            .030            .061
Less Distributions:
 Dividends from net investment income ........           (.018)           (.011)           (.016)          (.030)          (.061)
 Dividends from net realized gain ............              --               --(1)            --              --              --
                                                        ------           ------           ------          ------          ------
Net Asset Value, end of year .................          $ 1.00           $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                        ======           ======           ======          ======          ======
Total Return .................................            1.78%            1.06%            1.61%           3.00%           6.32%
Ratios/Supplemental Data:
 Net Assets, end of year (000) ...............     $18,752,104      $45,708,710      $44,576,660     $46,368,190     $27,661,546
 Ratio of expenses to average net assets .....             .17%             .16%             .16%            .17%            .18%
 Ratio of net investment income to average
   net assets ................................            1.68%            1.04%            1.59%           2.82%           6.25%

(1) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Assets and Liabilities
April 30, 2005
================================================================================

Assets:
Investment in the Master Institutional Fund, at value
 (identified cost $9,398,842,996) (Note 1a) .......................................    $9,394,898,867
Prepaid expense ...................................................................            98,056
                                                                                       --------------
   Total assets ...................................................................     9,394,996,923
                                                                                       --------------
Liabilities:
Administration fee payable (Note 2) ...............................................         1,152,029
Dividends payable .................................................................           721,148
Accrued expenses ..................................................................           324,376
                                                                                       --------------
   Total liabilities ..............................................................         2,197,553
                                                                                       --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 9,396,743,499 shares of beneficial interest outstanding) .........................    $9,392,799,370
                                                                                       ==============
Net Assets Consist of:
Paid-in capital ...................................................................    $9,396,743,499
Unrealized depreciation ...........................................................        (3,944,129)
                                                                                       --------------
Total .............................................................................    $9,392,799,370
                                                                                       ==============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Operations
For the Year Ended April 30, 2005
================================================================================

Investment Income:
Interest and discount allocated from the Master Institutional Fund .................      $201,248,450
Expenses allocated from the Master Institutional Fund ..............................        (5,505,773)
                                                                                          ------------
   Total investment income .........................................................       195,742,677
                                                                                          ------------
Expenses:
Administration fee (Note 2) ........................................................        15,709,920
Dividend and transfer agency fees ..................................................         1,603,486
Registration fees ..................................................................           919,918
Accounting services ................................................................           198,092
Insurance ..........................................................................            83,145
Printing and shareholder reports ...................................................            76,559
Legal and audit fees ...............................................................            70,433
Trustees' fees (Note 5) ............................................................            32,936
Miscellaneous ......................................................................            76,587
                                                                                          ------------
   Total expense ...................................................................        18,771,076
                                                                                          ------------
   Net investment income ...........................................................       176,971,601
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions allocated from Master
 Institutional Fund ................................................     $    80,772
Net unrealized depreciation of investments .........................      (4,167,532)
                                                                         -----------
   Net realized and unrealized loss on investments .................................        (4,086,760)
                                                                                          ------------
Net Increase in Net Assets Resulting From Operations ...............................      $172,884,841
                                                                                          ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Statement of Changes in Net Assets
================================================================================

                                                                           Year Ended April 30,
                                                                   -------------------------------------
                                                                         2005                  2004
========================================================================================================
Decrease in Net Assets:

Operations:
Net investment income ........................................     $   176,971,601       $   116,226,768
Net realized gain from investment transactions ...............              80,772               580,917
Net unrealized depreciation of investments ...................          (4,167,532)           (5,844,766)
                                                                   ---------------       ---------------
Net increase in net assets resulting from operations .........         172,884,841           110,962,919
Total declared as dividends to shareholders (Note 4) .........        (177,052,373)         (116,807,685)
Capital share transactions (Note 3) ..........................      (1,204,061,810)       (1,052,145,990)
                                                                   ---------------       ---------------
Net decrease in net assets ...................................      (1,208,229,342)       (1,057,990,756)

Net Assets:
Beginning of year ............................................      10,601,028,712        11,659,019,468
                                                                   ---------------       ---------------
End of year ..................................................     $ 9,392,799,370       $10,601,028,712
                                                                   ===============       ===============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Fund
Financial Highlights
================================================================================

                                                                               Year Ended April 30,
                                                   ----------------------------------------------------------------------------
                                                         2005             2004             2003            2002            2001
===============================================================================================================================
Net Asset Value, beginning of year ...........         $ 1.00           $ 1.00           $ 1.00          $ 1.00          $ 1.00
Income from Investment Operations:
 Net investment income .......................           .017             .010             .015            .029            .061
Less Distributions:
 Dividends from net investment income ........          (.017)           (.010)           (.015)          (.029)          (.061)
 Dividends from net realized gain ............             --              --(1)             --              --              --
                                                       ------           ------           ------          ------          ------
Net Asset Value, end of year .................         $ 1.00           $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                       ======           ======           ======          ======          ======
Total Return .................................           1.72%             .97%            1.54%           2.89%           6.25%
Ratios/Supplemental Data:
 Net Assets, end of year (000) ...............     $9,392,799      $10,601,029      $11,659,019     $12,834,914     $10,815,790
 Ratio of expenses to average net assets
   (before waiver) ...........................            .23%             .23%             .23%            .32%            .37%
 Ratio of expenses to average net assets
   (after waiver) ............................             --               --               --             .23%            .24%
 Ratio of net investment income to average
   net assets (before waiver) ................           1.69%             .96%            1.53%           2.73%           6.01%
 Ratio of net investment income to average
   net assets (after waiver) .................             --               --               --            2.82%           6.14%

(1) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments
April 30, 2005
================================================================================

                                                                         Interest  Maturity         Value
                   Face Amount                                             Rate*     Date         (Note 1a)
=============================================================================================================
U.S.
Government
Agency
Issues -- 15.1%
                  $  30,000,000   Fannie Mae .........................     1.75%   05/23/05      $ 30,000,000
                     15,000,000   Fannie Mae .........................     1.45    07/08/05        14,953,125
                     14,275,000   Fannie Mae .........................     2.00    10/21/05        14,190,242
                     15,000,000   Fannie Mae .........................     2.30    11/14/05        14,915,625
                     15,000,000   Fannie Mae .........................     3.00    09/20/06        14,845,312
                     25,000,000   Federal Home Loan Banks ............     1.63    06/15/05        25,006,629
                     25,000,000   Federal Home Loan Banks ............     1.63    07/29/05        24,906,250
                     10,000,000   Federal Home Loan Banks ............     2.00    10/20/05         9,937,500
                     30,000,000   Federal Home Loan Banks ............     2.25    12/15/05        29,784,375
                     17,000,000   Federal Home Loan Banks ............     3.10    11/08/06        16,830,000
                     15,000,000   Federal Home Loan Banks ............     3.25    11/29/06        14,873,438
                     10,000,000   Federal Home Loan Banks ............     3.45    01/10/07         9,937,500
                      7,000,000   Federal Farm Credit Banks ..........     5.85    06/10/05         7,031,254
                     15,000,000   Freddie Mac ........................     2.29    10/28/05        14,923,067
                     10,000,000   Freddie Mac ........................     2.13    11/15/05         9,934,375
                     15,000,000   Freddie Mac ........................     2.14    02/24/06        14,831,504
                     25,000,000   Freddie Mac ........................     3.00    11/09/06        24,614,400
                     25,992,000   Freddie Mac D/N ....................     2.94    09/06/05        25,706,085
                     25,000,000   Freddie Mac D/N ....................     3.00    10/11/05        24,642,502
                     50,000,000   Freddie Mac D/N ....................     2.92    10/24/05        49,225,000
                     20,000,000   Freddie Mac D/N ....................     2.97    11/15/05        19,646,000
                     25,000,000   Freddie Mac D/N ....................     3.01    11/15/05        24,557,500
                     25,000,000   Freddie Mac D/N ....................     2.91    12/13/05        24,485,000
                     50,000,000   Freddie Mac D/N ....................     3.20    12/28/05        48,905,000
-------------------------------------------------------------------------------------------------------------
                                  Total U.S. Government Agency Issues
                                  (Cost $510,676,732) ................                            508,681,683
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
April 30, 2005
================================================================================

                                                                      Interest Maturity          Value
              Face Amount                                              Rate*     Date          (Note 1a)
===========================================================================================================
U.S.
Government
Agency
Issues --
Variable
Rate -- 60.4%
             $  50,000,000   Fannie Mae ...........................    3.01%   07/06/05      $   49,989,900
               500,000,000   Fannie Mae ...........................    2.93    07/29/05         499,981,600
                75,000,000   Fannie Mae ...........................    2.95    08/29/05          74,988,218
                75,000,000   Fannie Mae ...........................    2.70    02/17/06          74,985,230
               100,000,000   Federal Home Loan Banks ..............    2.94    07/26/05          99,995,242
                50,000,000   Federal Home Loan Banks ..............    2.77    08/26/05          49,992,760
                50,000,000   Federal Home Loan Banks ..............    2.98    03/28/06          49,977,323
                75,000,000   Federal Home Loan Banks ..............    2.66    05/10/06          74,957,746
                50,000,000   Federal Home Loan Banks ..............    2.73    05/19/06          49,965,979
                50,000,000   Federal Home Loan Banks ..............    2.89    08/21/06          49,961,088
                75,000,000   Federal Farm Credit Banks ............    2.76    10/03/05          74,987,246
               100,000,000   Federal Farm Credit Banks ............    2.78    10/27/05          99,980,335
                25,000,000   Federal Farm Credit Banks ............    2.78    12/01/05          24,998,520
                25,000,000   Federal Farm Credit Banks ............    2.79    12/05/05          24,997,503
                50,000,000   Federal Farm Credit Banks ............    2.80    12/05/05          49,996,960
               150,000,000   Federal Farm Credit Banks ............    2.79    01/04/06         149,987,253
                28,000,000   Federal Farm Credit Banks ............    2.77    01/05/06          27,994,315
               150,000,000   Federal Farm Credit Banks ............    2.77    01/27/06         149,977,713
               100,000,000   Federal Farm Credit Banks ............    2.85    02/13/06          99,992,120
                75,000,000   Federal Farm Credit Banks ............    2.79    09/01/06          74,989,170
               150,000,000   Freddie Mac ..........................    2.93    09/09/05         150,009,523
                33,962,000   Freddie Mac ..........................    2.73    11/07/05          33,964,174
-----------------------------------------------------------------------------------------------------------
                             Total U.S. Government Agency Issues --
                             Variable Rate (Cost $2,036,674,713) ..                           2,036,669,918
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Schedule of Investments -- Continued
April 30, 2005
================================================================================

                                                                             Interest  Maturity          Value
                Face Amount                                                   Rate*      Date          (Note 1a)
===================================================================================================================
Repurchase
Agreements**
-- 24.1%       $  240,000,000   Credit Suisse First Boston LLC,
                                 purchased on 04/29/05,
                                 repurchase price $240,059,000 ............    2.95%   05/02/05      $  240,000,000
                  139,934,000   Goldman Sachs & Company,
                                 purchased on 04/29/05,
                                 repurchase price $139,968,167 ............    2.93    05/02/05         139,934,000
                  233,000,000   Lehman Brothers Inc.,
                                 purchased on 04/29/05,
                                 repurchase price $233,057,279 ............    2.95    05/02/05         233,000,000
                  100,000,000   Mizuho Securities USA, Inc.,
                                 purchased on 04/29/05,
                                 repurchase price $100,024,583 ............    2.95    05/02/05         100,000,000
                  100,000,000   UBS Warburg LLC,
                                 purchased on 04/29/05,
                                 repurchase price $100,024,500 ............    2.94    05/02/05         100,000,000
-------------------------------------------------------------------------------------------------------------------
                                 Total Repurchase Agreements
                                 (Cost $812,934,000) ......................                             812,934,000
-------------------------------------------------------------------------------------------------------------------
                                 Total Investments -- 99.6%
                                 (Cost $3,360,285,445) ....................                           3,358,285,601
-------------------------------------------------------------------------------------------------------------------
                                 Other Assets Less Liabilities -- 0.4% ....                              12,625,991
-------------------------------------------------------------------------------------------------------------------
                                 Net Assets -- Equivalent to $1.00
                                 Per Share on 3,372,911,436
                                 Shares of Beneficial Interest
                                 Outstanding -- 100.0% ....................                          $3,370,911,592
===================================================================================================================

   Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2005, net unrealized depreciation amounted to $1,999,844 and is comprised of $0 in appreciation and $1,999,844 in depreciation.

 * Repurchase Agreements bear interest payable at fixed dates or upon maturity. Some U.S. Government and Agency Issues are purchased on a discount basis; the interest rate shown is the discount at the time of purchase by the Fund. Other U.S. Government and Agency Issues bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

** Repurchase Agreements are fully collateralized by U.S. Government and Agency
   Obligations.

   D/N--Discount Notes

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Assets and Liabilities
April 30, 2005
================================================================================

Assets:
Investments in securities subject to repurchase agreements ........................  $  812,934,000
Investments in other marketable securities ........................................   2,545,351,601
                                                                                     --------------
   Total investments at value (identified cost $3,360,285,445) (Note 1a) ...........................      $3,358,285,601
Cash ...............................................................................................           8,056,261
Interest receivable ................................................................................           5,964,004
Prepaid expense ....................................................................................              11,693
                                                                                                          --------------
   Total assets ....................................................................................       3,372,317,559
                                                                                                          --------------
Liabilities:
Advisory fee payable (Note 2) ......................................................................             606,049
Dividends payable ..................................................................................             685,426
Accrued expenses ...................................................................................             114,492
                                                                                                          --------------
   Total liabilities ...............................................................................           1,405,967
                                                                                                          --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 3,372,911,436 shares of beneficial interest outstanding) ..........................................      $3,370,911,592
                                                                                                          ==============
Net Assets Consist of:
Paid-in capital ....................................................................................      $3,372,911,436
Unrealized depreciation ............................................................................          (1,999,844)
                                                                                                          --------------
Total ..............................................................................................      $3,370,911,592
                                                                                                          ==============

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Operations
For the Year Ended April 30, 2005
================================================================================

Investment Income:
Interest and discount earned ..........................................       $87,288,902
                                                                              -----------
Expenses:
Investment advisory fee (Note 2) .......................     $14,953,204
Registration fees ......................................         370,970
Dividend and transfer agency fees ......................         271,055
Accounting and custodian services ......................         220,768
Legal and audit fees ...................................          42,807
Insurance ..............................................          38,850
Printing and shareholder reports .......................          26,719
Trustees' fees (Note 5) ................................          15,756
Miscellaneous ..........................................          48,375
                                                             -----------
   Total expense .......................................      15,988,504
Waived investment advisory fee (Note 2) ................      (5,242,735)      10,745,769
                                                             -----------      -----------
   Net investment income ..............................................        76,543,133
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions .........           4,501
Net unrealized depreciation of investments .............      (1,520,294)
                                                             -----------
   Net realized and unrealized loss from investments ..................        (1,515,793)
                                                                              -----------
Net Increase in Net Assets Resulting From Operations ..................       $75,027,340
                                                                              ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Statement of Changes in Net Assets
================================================================================

                                                                          Year Ended April 30,
                                                                 --------------------------------------
                                                                         2005                 2004
=======================================================================================================
Increase (Decrease) in Net Assets:

Operations:
Net investment income ........................................     $    76,543,133       $   54,036,646
Net realized gain from investment transactions ...............               4,501              212,509
Net unrealized depreciation of investments ...................          (1,520,294)          (3,326,277)
                                                                   ---------------       --------------
Net increase in net assets resulting from operations .........          75,027,340           50,922,878
Total declared as dividends to shareholders (Note 4) .........         (76,547,634)         (54,249,155)
Capital share transactions (Note 3) ..........................      (2,186,601,832)         228,228,885
                                                                   ---------------       --------------
Net increase (decrease) in net assets ........................      (2,188,122,126)         224,902,608

Net Assets:
Beginning of year ............................................       5,559,033,718        5,334,131,110
                                                                   ---------------       --------------
End of year ..................................................     $ 3,370,911,592       $5,559,033,718
                                                                   ===============       ==============

--------------------------------------------------------------------------------
Merrill Lynch Government Fund
Financial Highlights
================================================================================

                                                                            Year Ended April 30,
                                                  ------------------------------------------------------------------------
                                                        2005            2004            2003           2002           2001
==========================================================================================================================
Net Asset Value, beginning of year ............       $ 1.00          $ 1.00          $ 1.00         $ 1.00         $ 1.00
Income from Investment Operations:
 Net investment income ........................         .017            .009            .015           .028           .060
Less Distributions:
 Dividends from net investment income .........        (.017)          (.009)          (.015)         (.028)         (.060)
 Dividends from net realized gain .............           --              --(1)           --             --             --
                                                      ------          ------          ------         ------         ------
Net Asset Value, end of year ..................       $ 1.00          $ 1.00          $ 1.00         $ 1.00         $ 1.00
                                                      ======          ======          ======         ======         ======
Total Return ..................................         1.67%            .94%           1.52%          2.80%          6.17%
Ratios/Supplemental Data:
 Net Assets, end of year (000) ................   $3,370,912      $5,559,034      $5,334,131     $4,780,983     $2,961,793
 Ratio of expenses to average net assets
   (before waiver) ............................          .33%            .34%            .33%           .35%           .36%
 Ratio of expenses to average net assets
   (after waiver) .............................          .22%            .23%            .22%           .24%           .24%
 Ratio of net investment income to average
   net assets (before waiver) .................         1.47%            .82%           1.39%          2.59%          5.94%
 Ratio of net investment income to average
   net assets (after waiver) ..................         1.58%            .93%           1.50%          2.70%          6.06%

(1) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments
April 30, 2005
================================================================================

                                                                  Interest  Maturity         Value
                   Face Amount                                      Rate*     Date         (Note 1a)
======================================================================================================
U.S.
Government
Issues -- 99.7%
                   $    198,000  U.S. Treasury Bills ..........     2.43%   05/05/05      $    197,946
                     27,083,000  U.S. Treasury Bills ..........     2.44    05/05/05        27,075,673
                      4,200,000  U.S. Treasury Bills ..........     2.47    05/05/05         4,198,850
                        942,000  U.S. Treasury Bills ..........     2.57    05/05/05           941,731
                     50,000,000  U.S. Treasury Bills ..........     2.58    05/05/05        49,985,653
                     50,000,000  U.S. Treasury Bills ..........     2.60    05/05/05        49,985,572
                     35,000,000  U.S. Treasury Bills ..........     2.57    05/12/05        34,972,489
                     50,000,000  U.S. Treasury Bills ..........     2.53    05/19/05        49,936,750
                     50,000,000  U.S. Treasury Bills ..........     2.67    05/19/05        49,933,375
                     75,000,000  U.S. Treasury Bills ..........     2.69    05/19/05        74,899,125
                     15,000,000  U.S. Treasury Bills ..........     2.63    05/26/05        14,972,656
                      1,870,000  U.S. Treasury Bills ..........     2.64    05/26/05         1,866,572
                     25,000,000  U.S. Treasury Bills ..........     2.66    05/26/05        24,953,819
                     75,000,000  U.S. Treasury Bills ..........     2.67    05/26/05        74,861,198
                    200,000,000  U.S. Treasury Bills ..........     2.68    05/26/05       199,627,691
                     53,000,000  U.S. Treasury Bills ..........     2.66    06/02/05        52,874,684
                    111,515,000  U.S. Treasury Bills ..........     2.70    06/02/05       111,247,667
                     50,000,000  U.S. Treasury Bills ..........     2.71    06/02/05        49,879,667
                      1,891,000  U.S. Treasury Bills ..........     2.64    06/09/05         1,885,592
                      3,476,000  U.S. Treasury Bills ..........     2.69    06/09/05         3,465,870
                     56,864,000  U.S. Treasury Bills ..........     2.70    06/09/05        56,697,673
                    100,000,000  U.S. Treasury Bills ..........     2.71    06/09/05        99,706,823
                     15,000,000  U.S. Treasury Bills ..........     2.72    06/09/05        14,955,800
                      2,541,000  U.S. Treasury Bills ..........     2.73    06/09/05         2,533,499
                     35,000,000  U.S. Treasury Bills ..........     2.74    06/09/05        34,896,108
                     80,000,000  U.S. Treasury Bills ..........     2.72    06/16/05        79,721,956
                      5,000,000  U.S. Treasury Bills ..........     2.46    06/23/05         4,981,906
                     40,000,000  U.S. Treasury Bills ..........     2.66    06/23/05        39,843,650
                     50,000,000  U.S. Treasury Bills ..........     2.72    06/23/05        49,799,778
                     13,049,000  U.S. Treasury Bills ..........     2.73    06/23/05        12,996,628
                     50,000,000  U.S. Treasury Bills ..........     2.74    06/23/05        49,798,306
                     50,000,000  U.S. Treasury Bills ..........     2.80    06/23/05        49,794,073
                     50,000,000  U.S. Treasury Bills ..........     2.71    07/07/05        49,751,745
                     35,000,000  U.S. Treasury Bills ..........     2.74    07/07/05        34,826,221
                     19,041,000  U.S. Treasury Bills ..........     2.79    07/07/05        18,946,460

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Schedule of Investments -- Continued
April 30, 2005
================================================================================

                                                                 Interest  Maturity          Value
           Face Amount                                            Rate*      Date          (Note 1a)
=======================================================================================================
U.S.
Government
Issues
(continued)
           $  1,595,000   U.S. Treasury Bills .................    2.80%   07/07/05      $    1,587,081
              4,496,000   U.S. Treasury Bills .................    2.82    07/07/05           4,473,677
             25,000,000   U.S. Treasury Bills .................    2.84    08/11/05          24,797,852
             25,000,000   U.S. Treasury Bills .................    2.88    08/11/05          24,797,852
             25,000,000   U.S. Treasury Bills .................    2.90    08/11/05          24,797,852
             25,000,000   U.S. Treasury Bills .................    2.91    08/11/05          24,789,833
            100,000,000   U.S. Treasury Notes .................    6.50    08/15/05         101,003,910
              1,500,000   U.S. Treasury Notes .................    1.63    09/30/05           1,491,270
             10,000,000   U.S. Treasury Notes .................    5.75    11/15/05          10,133,980
             10,000,000   U.S. Treasury Notes .................    1.88    01/31/06           9,896,880
             25,000,000   U.S. Treasury Notes .................    1.63    02/28/06          24,651,375
-------------------------------------------------------------------------------------------------------
                          Total Investments -- 99.7%
                          (Cost $1,729,552,209) ...............                           1,729,434,768
-------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities -- 0.3%                               4,831,456
-------------------------------------------------------------------------------------------------------
                          Net Assets -- Equivalent to $1.00
                          Per Share on 1,734,383,665
                          Shares of Beneficial Interest
                          Outstanding -- 100.0% ...............                          $1,734,266,224
=======================================================================================================

   Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2005, net unrealized depreciation amounted to $117,441 and is comprised of $19,391 in appreciation and $136,832 in depreciation.

* U.S. Treasury Bills are purchased on a discount basis; the interest rate shown is the discount paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Assets and Liabilities
April 30, 2005
================================================================================

Assets:
Total investments at value (identified cost $1,729,552,209) (Note 1a) .............    $1,729,434,768
Cash ..............................................................................         3,770,480
Interest receivable ...............................................................         1,729,072
Prepaid expense ...................................................................             6,193
                                                                                       --------------
   Total assets ...................................................................     1,734,940,513
                                                                                       --------------
Liabilities:
Advisory fee payable (Note 2) .....................................................           270,629
Dividends payable .................................................................           352,139
Accrued expenses ..................................................................            51,521
                                                                                       --------------
   Total liabilities ..............................................................           674,289
                                                                                       --------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 1,734,383,665 shares of beneficial interest outstanding) .........................    $1,734,266,224
                                                                                       ==============
Net Assets Consist of:
Paid-in capital ...................................................................    $1,734,383,665
Unrealized depreciation ...........................................................          (117,441)
                                                                                       --------------
Total .............................................................................    $1,734,266,224
                                                                                       ==============

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Operations
For the Year Ended April 30, 2005
================================================================================

Investment Income:
Interest and discount earned ...........................................      $26,027,964
                                                                              -----------
Expenses:
Investment advisory fee (Note 2) .......................     $ 4,693,693
Registration fees ......................................         171,804
Dividend and transfer agency fees ......................         139,015
Accounting and custodian services ......................         120,469
Legal and audit fees ...................................          15,981
Insurance ..............................................          11,100
Printing and shareholder reports .......................           6,498
Trustees' fees (Note 5) ................................           5,248
Miscellaneous ..........................................          31,922
                                                             -----------
   Total expense .......................................       5,195,730
Waived investment advisory fee (Note 2) ................      (1,822,897)       3,372,833
                                                             -----------      -----------
   Net investment income ...............................................       22,655,131
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions .........          21,802
Net unrealized depreciation of investments .............        (151,685)
                                                             -----------
   Net realized and unrealized loss from investments ...................         (129,883)
                                                                              -----------
Net Increase in Net Assets Resulting From Operations ...................      $22,525,248
                                                                              ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Statement of Changes in Net Assets
================================================================================

                                                                          Year Ended April 30,
                                                                   -----------------------------------
                                                                        2005                 2004
======================================================================================================
Increase (Decrease) in Net Assets:

Operations:
Net investment income ........................................     $   22,655,131       $   10,527,637
Net realized gain from investment transactions ...............             21,802              110,131
Net unrealized depreciation of investments ...................           (151,685)            (435,562)
                                                                   --------------       --------------
Net increase in net assets resulting from operations .........         22,525,248           10,202,206
Total declared as dividends to shareholders (Note 4) .........        (22,676,933)         (10,637,768)
Capital share transactions (Note 3) ..........................        390,344,207         (143,476,256)
                                                                   --------------       --------------
Net increase (decrease) in net assets ........................        390,192,522         (143,911,818)

Net Assets:
Beginning of year ............................................      1,344,073,702        1,487,985,520
                                                                   --------------       --------------
End of year ..................................................     $1,734,266,224       $1,344,073,702
                                                                   ==============       ==============

--------------------------------------------------------------------------------
Merrill Lynch Treasury Fund
Financial Highlights
================================================================================

                                                                           Year Ended April 30,
                                                  ----------------------------------------------------------------------
                                                        2005           2004           2003           2002           2001
========================================================================================================================
Net Asset Value, beginning of year ............       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Income from Investment Operations:
 Net investment income ........................         .015           .008           .014           .026           .056
Less Distributions:
 Dividends from net investment income .........        (.015)         (.008)         (.014)         (.026)         (.056)
                                                      ------         ------         ------         ------         ------
Net Asset Value, end of year ..................       $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                      ======         ======         ======         ======         ======
Total Return ..................................         1.52%           .80%          1.37%          2.60%          5.78%
Ratios/Supplemental Data:
 Net Assets, end of year (000) ................   $1,734,266     $1,344,074     $1,487,986     $1,070,857     $1,052,009
 Ratio of expenses to average net assets
   (before waiver) ............................          .36%           .36%           .35%           .36%           .39%
 Ratio of expenses to average net assets
   (after waiver) .............................          .23%           .23%           .22%           .23%           .25%
 Ratio of net investment income to average
   net assets (before waiver) .................         1.45%           .66%          1.19%          2.37%          5.45%
 Ratio of net investment income to average
   net assets (after waiver) ..................         1.58%           .79%          1.32%          2.50%          5.59%

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
April 30, 2005
================================================================================

Assets:
Investment in the Master Institutional Tax-Exempt Fund, at value (Note 1a) ........    $12,621,662,640
Prepaid expense ...................................................................             24,832
                                                                                       ---------------
   Total assets ...................................................................     12,621,687,472
                                                                                       ---------------
Liabilities:
Administration fee payable (Note 2) ...............................................          1,622,002
Dividends payable .................................................................          1,092,803
Accrued expenses ..................................................................            398,620
                                                                                       ---------------
   Total liabilities ..............................................................          3,113,425
                                                                                       ---------------
Net Assets: (Equivalent to $1.00 per share, offering and redemption price, based on
 12,618,618,796 shares of beneficial interest outstanding) ........................    $12,618,574,047
                                                                                       ===============
Net Assets Consist of:
Paid-in capital ...................................................................    $12,618,710,959
Accumulated net realized loss .....................................................           (143,919)
Undistributed net investment income ...............................................              7,007
                                                                                       ---------------
Total .............................................................................    $12,618,574,047
                                                                                       ===============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Operations
For the Year Ended April 30, 2005
================================================================================

Investment Income:
Interest allocated from the Master Institutional Tax-Exempt Fund                          $205,626,787
Expenses allocated from the Master Institutional Tax-Exempt Fund                            (6,673,315)
                                                                                          ------------
   Total investment income ....................................                            198,953,472
                                                                                          ------------
Expenses:
Administration fee (Note 2) ...................................                             19,082,995
Dividend and transfer agency fees .............................                                968,832
Registration fees .............................................                                547,335
Accounting services ...........................................                                254,054
Legal and audit fees ..........................................                                108,327
Insurance .....................................................                                 71,520
Printing and shareholder reports ..............................                                 61,638
Trustees' fees (Note 5) .......................................                                 38,202
Miscellaneous .................................................                                 39,378
                                                                                          ------------
   Total expense ..............................................                             21,172,281
                                                                                          ------------
   Net investment income ......................................                            177,781,191
Net realized loss on investment transactions allocated from the
 Master Institutional Tax-Exempt Fund .........................                               (143,919)
                                                                                          ------------
Net Increase in Net Assets Resulting From Operations ..........                           $177,637,272
                                                                                          ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Statement of Changes in Net Assets
================================================================================

                                                                                     Year Ended April 30,
                                                                             -------------------------------------
                                                                                   2005                  2004
==================================================================================================================
Increase in Net Assets:

Operations:
Net investment income ..................................................     $   177,781,191       $    85,298,877
Net realized gain (loss) from investment transactions ..................            (143,919)              160,307
                                                                             ---------------       ---------------
Net increase in net assets resulting from operations ...................         177,637,272            85,459,184
Total declared as dividends to shareholders (Note 4) ...................        (177,952,558)          (85,277,561)
Capital share transactions (Note 3) ....................................       1,595,576,820         2,837,610,314
                                                                             ---------------       ---------------
Net increase in net assets .............................................       1,595,261,534         2,837,791,937

Net Assets:
Beginning of year ......................................................      11,023,312,513         8,185,520,576
                                                                             ---------------       ---------------
End of year, including undistributed net investment income of $7,007 and
 $541 (Note 1f) ........................................................     $12,618,574,047       $11,023,312,513
                                                                             ===============       ===============

--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund
Financial Highlights
================================================================================

                                                                              Year Ended April 30,
                                                    -------------------------------------------------------------------------
                                                           2005             2004           2003           2002           2001
=============================================================================================================================
Net Asset Value, beginning of year ...........            $ 1.00           $1.00          $1.00          $1.00          $1.00
Income from Investment Operations:
 Net investment Income .......................              .01              .01            .01            .02            .04
Less Distributions:
 Dividends from net investment income ........             (.01)            (.01)          (.01)          (.02)          (.04)
 Dividends from net realized gain ............               --(1)            --             --             --             --
                                                          -----            -----          -----          -----          -----
Net Asset Value, end of year .................            $1.00            $1.00          $1.00          $1.00          $1.00
                                                          =====            =====          =====          =====          =====
Total Return .................................             1.38%             .85%          1.23%          2.01%          3.96%
Ratios/Supplemental Data:
 Net Assets, end of year (000) ...............      $12,618,574      $11,023,313     $8,185,521     $4,472,803     $3,147,370
 Ratio of expenses to average net assets
   (before waiver) ...........................              .22%             .22%           .22%           .38%           .46%
 Ratio of expenses to average net assets
   (after waiver) ............................               --               --             --            .23%           .23%
 Ratio of net investment income, to average
   net assets (before waiver) ................             1.40%             .84%          1.19%          1.77%          3.61%
 Ratio of net investment income, to average
   net assets (after waiver) .................               --               --             --           1.92%          3.84%

(1) Amount represents less than $0.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

Merrill Lynch Funds For Institutions Series (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management company. The Trust consists of five series, Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, and Merrill Lynch Institutional Tax-Exempt Fund, (collectively, the "Funds"). The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements.

     The Premier Institutional, Institutional and Institutional Tax-Exempt Funds (the "Feeder Funds") invest all of their investable assets in interests in the Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax-Exempt Fund (the "Master Funds"), respectively, each a registered investment company having the same investment objective as the Feeder Funds.

     The value of the Feeder Funds' investments in the Master Funds reflect the Feeder Funds proportionate interest in the Master Funds (approximately 100% for each of the Feeder Funds at April 30, 2005). The results of operations and performance of the Feeder Funds are directly affected by the performance of the Master Funds.

     The financial statements of the Master Funds, including their schedules of investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

     The following is a summary of significant accounting policies consistently followed by the Trust in conformity with accounting principles generally accepted in the United States of America.

     (a) Valuation of securities by each of the Master Funds is discussed in
Note 1(a) of the Master Funds Notes to Financial Statements which are included elsewhere in this report. The value of the Government and Treasury Fund portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of Fund Asset Management L.P., ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method.

     For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

     The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), which is the limited partner.

     (b) It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued
================================================================================

     (c) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on investments are computed on the basis of identified cost of security sold.

     The Feeder Funds' net investment income includes the Feeder Funds' pro-rata share of the net investment income of the respective Master Funds.

     The Government Fund and Treasury Fund record interest income (after adjustment for amortization of premium or accretion of discount) as earned.

     (d) Prepaid registration fees are charged to income as the related shares are sold.

     (e) Repurchase agreements -- The Government Fund invests in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Government Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

     (f) Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Merrill Lynch Institutional Tax-Exempt Fund, for the year ended April 30, 2005, $5,318 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Fees and Other Transactions with Affiliates

FAM, a subsidiary of Merrill Lynch & Co., Inc., provides investment advisory and corporate administrative services to the Government Fund and Treasury Fund for a fee, subject to certain limitations, at the annual rates listed below.

                           Percentage of Average Daily Net Assets
                          ---------------------------------------
Government Fund and
Treasury Fund .........    .35% up to and including $500,000,000
                          plus .335% over $500,000,000 up to and
                           including $750,000,000
                          plus .32% over $750,000,000 up to and
                           including $1,000,000,000
                          plus .30% over $1,000,000,000

     FAM has agreed to waive a portion of its advisory fees for the Government and Treasury Funds. The effective fee payable to FAM will be at the annual rate of 0.20% for each of the Government and Treasury Funds' average daily net assets. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

     For the year ended April 30, 2005, FAM waived a portion of its fees amounting to $5,242,735 for the Government Fund and $1,822,897 for the Treasury Fund.

     FAM provides certain administrative services to the Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund, for a fee at an annual rate of 0.10%, 0.15% and 0.15%, respectively, of average daily net assets. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the administrative fee for the Premier Institutional Fund. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued
================================================================================

     All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest in the Premier Institutional Fund, Institutional Fund, Government Fund and Treasury Fund ($.01 par value) and Institutional Tax-Exempt Fund ($.10 par value) of a single class.

     Transactions in shares at a constant net asset value of $1.00 per share were as follows:

                                               Year                    Year
                                              Ended                   Ended
                                            April 30,               April 30,
Premier Institutional Fund                     2005                    2004
--------------------------              ----------------        ----------------
Shares sold .........................    409,003,732,801         554,226,255,613
Shares issued to shareholders in
  reinvestment of dividends .........        396,687,990             312,747,388
                                        ----------------        ----------------
  Total .............................    409,400,420,791         554,539,003,001
Shares redeemed .....................   (436,336,451,614)       (553,378,850,879)
                                        ----------------        ----------------
  Net increase (decrease) ...........    (26,936,030,823)          1,160,152,122
                                        ================        ================

                                              Year                   Year
                                              Ended                  Ended
                                            April 30,              April 30,
Institutional Fund                            2005                   2004
------------------                      ----------------        ---------------
Shares sold .........................    64,523,326,797          75,814,508,839
Shares issued to shareholders in
  reinvestment of dividends .........       160,143,204              99,162,602
                                        ---------------         ---------------
  Total .............................    64,683,470,001          75,913,671,441
Shares redeemed .....................   (65,887,531,811)        (76,965,817,431)
                                        ---------------         ---------------
  Net decrease ......................    (1,204,061,810)         (1,052,145,990)
                                        ===============         ===============

                                              Year                   Year
                                              Ended                  Ended
                                            April 30,              April 30,
Government Fund                               2005                   2004
---------------                         ---------------        ---------------
Shares sold .........................    26,423,339,614         37,443,523,337
Shares issued to shareholders in
  reinvestment of dividends .........        71,155,209             48,721,944
                                        ---------------        ---------------
  Total .............................    26,494,494,823         37,492,245,281
Shares redeemed .....................   (28,681,096,655)       (37,264,016,396)
                                        ---------------        ---------------
  Net increase (decrease) ...........    (2,186,601,832)           228,228,885
                                        ===============        ===============

                                              Year                  Year
                                             Ended                 Ended
                                           April 30,             April 30,
Treasury Fund                                 2005                  2004
-------------                           --------------        --------------
Shares sold .........................    5,147,099,558         4,139,225,382
Shares issued to shareholders in
  reinvestment of dividends .........       20,635,432            10,147,943
                                        --------------        --------------
  Total .............................    5,167,734,990         4,149,373,325
Shares redeemed .....................   (4,777,390,783)       (4,292,849,581)
                                        --------------        --------------
  Net increase (decrease) ...........      390,344,207          (143,476,256)
                                        ==============        ==============

                                             Year                   Year
                                             Ended                  Ended
Institutional                              April 30,              April 30,
Tax-Exempt Fund                              2005                   2004
---------------                         ---------------        ---------------
Shares sold .........................    52,247,986,025         37,984,362,489
Shares issued to shareholders in
  reinvestment of dividends .........       162,686,441             78,878,999
                                        ---------------        ---------------
  Total .............................    52,410,672,466         38,063,241,488
Shares redeemed .....................   (50,815,095,646)       (35,225,631,174)
                                        ---------------        ---------------
  Net increase ......................     1,595,576,820          2,837,610,314
                                        ===============        ===============

4. Distributions

The Funds declare dividends daily, pay dividends monthly and automatically reinvest such dividends in additional Fund shares at net asset value, unless shareholders request payment in cash. Dividends for the Premier Institutional, Institutional, Government and Treasury Funds are declared from the total net investment income plus or minus realized gains or losses, if any, on investments.

     Dividends for the Institutional Tax-Exempt Fund are declared from net investment income excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Notes to Financial Statements -- Continued
================================================================================

normally distributed annually, after deducting prior years' loss carryovers. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

     As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

                           Premier Institutional Fund
                           --------------------------
Undistributed ordinary income -- net .................    $         --
Undistributed long-term capital gains -- net .........              --
                                                          ------------
Total undistributed earnings -- net ..................              --
Capital loss carryforward ............................              --
Unrealized losses -- net .............................     (21,263,586)
                                                          ------------
Total accumulated losses -- net ......................    ($21,263,586)
                                                          ============
                                Institutional Fund
                                ------------------
Undistributed ordinary income -- net .................    $         --
Undistributed long-term capital gains -- net .........              --
                                                          ------------
Total undistributed earnings -- net ..................              --
Capital loss carryforward ............................              --
Unrealized losses -- net .............................      (3,944,129)
                                                          ------------
Total accumulated losses -- net ......................     ($3,944,129)
                                                          ============
                                Government Fund
                                ---------------
Undistributed ordinary income -- net .................    $         --
Undistributed long-term capital gains -- net .........              --
                                                          ------------
Total undistributed earnings -- net ..................              --
Capital loss carryforward ............................              --
Unrealized losses -- net .............................      (1,999,844)
                                                          ------------
Total accumulated losses -- net ......................     ($1,999,844)
                                                          ============
                                 Treasury Fund
                                 -------------
Undistributed ordinary income -- net .................    $         --
Undistributed long-term capital gains -- net .........              --
                                                          ------------
Total undistributed earnings -- net ..................              --
Capital loss carryforward ............................              --
Unrealized losses -- net .............................        (117,441)
                                                          ------------
Total accumulated losses -- net ......................       ($117,441)
                                                          ============

                         Institutional Tax-Exempt Fund
                         -----------------------------
Undistributed ordinary income -- net .................    $      7,007
Undistributed long-term capital gains -- net .........              --
                                                          ------------
Total undistributed earnings -- net ..................           7,007
Capital loss carryforward ............................        (132,039)*
Unrealized losses -- net .............................              --
Post October loss deferral ...........................         (11,880)
                                                          ------------
Total accumulated losses -- net ......................       ($136,912)
                                                          ============

* On April 30, 2005, the Fund had a net capital loss carryforward of $132,039 which expires in 2013.

5. Trustees' Fees

Each Trustee who is not affiliated with the Trust or its adviser is paid an annual retainer fee of $40,000 plus an additional fee of $2,500 for each board meeting attended. Effective January 1, 2005, the Chairman of the Board receives an additional annual retainer in the amount of $20,000 and the Chairman of the Audit Committee receives an additional annual retainer in the amount of $5,000. Trustees' fees are allocated among the five series of the Trust based on the net assets under management.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Merrill Lynch Funds For Institutions Series:

We have audited the accompanying statements of assets and liabilities of Merrill Lynch Funds For Institutions Series (the "Trust"), consisting of Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund, and Merrill Lynch Institutional Tax-Exempt Fund (the "Funds"), each a separate series of the Trust, including the schedules of investments of Merrill Lynch Government Fund and Merrill Lynch Treasury Fund, as of April 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Merrill Lynch Funds For Institutions Series as of April 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts

June 24, 2005

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Important Tax Information (Unaudited)
--------------------------------------------------------------------------------

Merrill Lynch Premier Institutional Fund

Of the Fund's ordinary income distributions paid during the fiscal year ended April 30, 2005, 10.6% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

     None of the distributions paid by the Fund during the fiscal year were attributable to taxable capital gains.

Merrill Lynch Institutional Fund

Of the Fund's ordinary income distributions paid during the fiscal year ended April 30, 2005, 11.8% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

     None of the distributions paid by the Fund during the fiscal year were attributable to taxable capital gains.

Merrill Lynch Government Fund

Of the Fund's ordinary income distributions paid during the fiscal year ended April 30, 2005, 34.1% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

     None of the distributions paid by the Fund during the fiscal year were attributable to taxable capital gains.

Merrill Lynch Treasury Fund

Of the Fund's ordinary income distributions paid during the fiscal year ended April 30, 2005, 100.0% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each fiscal quarter.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

--------------------------------------------------------------------------------
Merrill Lynch Funds For Institutions Series
Important Tax Information (Unaudited) -- Continued
--------------------------------------------------------------------------------

Merrill Lynch Institutional Tax-Exempt Fund

All of the net investment income distributions paid by the Fund during the fiscal year ended April 30, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

     For Federal income tax purposes, interest income derived from certain tax-exempt bonds (know as Private Activity Bonds) is treated as a tax preference item in computing the alternative minimum tax. In fiscal year 2005, the Fund attributed 17.50% of its earnings to Private Activity Bonds.

     State laws vary as to whether and what percentage of the Fund's dividend income may be exempt from state income tax, often based upon the percentage of the Fund's income that is derived from investing in obligations issued within that state. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

     Additionally, the Fund paid a short-term capital gain distribution of $0.000005802 and a long-term capital gain distribution of $0.000006988 per share to shareholders of record on December 20, 2004.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments
April 30, 2005
--------------------------------------------------------------------------------

                                                                             Interest   Maturity         Value
                    Face Amount                                                 Rate*     Date          (Note 1a)
---------------------------------------------------------------------------------------------------------------------
U.S. Government  $  122,000,000    U.S. Treasury Notes ...................     1.63%   10/31/05    $ 121,094,516
& Agency             75,000,000    U.S. Treasury Notes ...................     1.50    03/31/06       73,746,068
Issues -- 19.8%      80,000,000    U.S. Treasury Notes ...................     2.50    09/30/06       78,865,600
                     40,000,000    U.S. Treasury Notes ...................     3.63    04/30/07       40,012,500
                    150,000,000    Fannie Mae ............................     2.11    08/26/05      149,484,375
                    200,000,000    Fannie Mae ............................     1.88    09/15/05      199,000,000
                    174,000,000    Fannie Mae ............................     2.10    10/21/05      173,021,250
                     69,400,000    Fannie Mae ............................     2.25    02/28/06       68,684,313
                    162,000,000    Fannie Mae ............................     3.00    09/20/06      160,329,375
                     30,000,000    Fannie Mae ............................     3.13    05/04/07       29,550,000
                    100,000,000    Federal Home Loan Banks ...............     1.50    05/13/05       99,999,606
                    100,000,000    Federal Home Loan Banks ...............     7.00    07/15/05      100,750,000
                    175,000,000    Federal Home Loan Banks ...............     1.75    08/15/05      174,289,063
                    100,000,000    Federal Home Loan Banks ...............     3.00    08/15/05       99,968,750
                    321,500,000    Federal Home Loan Banks ...............     1.50    08/26/05      319,792,031
                     30,000,000    Federal Home Loan Banks ...............     2.00    07/07/06       29,409,375
                     75,000,000    Federal Home Loan Banks ...............     3.50    09/08/06       74,742,188
                    155,000,000    Federal Home Loan Banks ...............     3.25    11/29/06      153,692,188
                    127,000,000    Federal Home Loan Banks ...............     3.45    01/10/07      126,206,250
                     75,000,000    Federal Home Loan Banks ...............     3.75    03/07/07       74,671,875
                    220,000,000    Freddie Mac ...........................     1.50    05/13/05      220,000,000
                    100,000,000    Freddie Mac ...........................     2.15    10/28/05       99,419,800
                    125,000,000    Freddie Mac ...........................     2.29    10/28/05      124,358,887
                    177,700,000    Freddie Mac ...........................     2.41    11/04/05      176,851,305
                    170,000,000    Freddie Mac ...........................     2.30    11/17/05      168,990,625
                     87,360,000    Freddie Mac ...........................     2.20    12/01/05       86,753,896
                    140,000,000    Freddie Mac ...........................     2.35    12/09/05      139,104,980
                    125,000,000    Freddie Mac ...........................     2.50    12/15/05      123,998,237
                     37,200,000    Freddie Mac ...........................     2.63    08/17/06       36,678,679
                    200,000,000    Freddie Mac ...........................     3.01    11/09/06      197,670,600
--------------------------------------------------------------------------------------------------------------
                                 Total U.S. Government & Agency
                                 Issues (Cost $3,742,677,236) ..........                         3,721,136,332
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

                                                                               Interest  Maturity        Value
                         Face Amount                                             Rate*    Date         (Note 1a)
---------------------------------------------------------------------------------------------------------------------
U.S. Government       $  610,000,000    Fannie Mae ..........................    2.82%   09/06/05    $ 609,872,696
Agency Issues --          98,000,000    Federal Farm Credit Banks ...........    2.78    05/02/05       97,999,946
Variable                 100,000,000    Federal Farm Credit Banks ...........    2.70    05/19/05       99,999,508
Rate -- 10.0%            116,000,000    Federal Farm Credit Banks ...........    2.94    02/20/08      115,967,442
                         100,000,000    Federal Farm Credit Banks ...........    2.95    03/20/08      100,000,000
                          24,000,000    Federal Farm Credit Banks ...........    2.94    06/20/08       23,992,373
                         100,000,000    Federal Farm Credit Banks ...........    2.91    07/17/08       99,967,898
                         100,000,000    Federal Farm Credit Banks ...........    2.90    01/14/09       99,928,113
                         550,000,000    Federal Home Loan Banks .............    2.73    05/19/06      549,625,768
                          80,000,000    Freddie Mac .........................    2.85    02/12/09       79,939,442
---------------------------------------------------------------------------------------------------------------------
                                        Total U.S. Government Agency
                                        Issues -- Variable Rate
                                        (Cost $1,877,293,186) ...............                        1,877,293,186
---------------------------------------------------------------------------------------------------------------------
Certificates of          200,000,000    Washington Mutual Bank, FA ..........    3.00    06/23/05      200,000,000
Deposit -- 1.1%
---------------------------------------------------------------------------------------------------------------------
                                        Total Certificates of Deposit
                                        (Cost $200,000,000) .................                          200,000,000
---------------------------------------------------------------------------------------------------------------------
Certificates of           14,000,000    First Tennessee Bank, N.A. ..........    2.81    11/10/05       14,003,396
Deposit --
Variable
Rate -- 0.1%
---------------------------------------------------------------------------------------------------------------------
                                        Total Certificates of Deposit --
                                        Variable Rate
                                        (Cost $14,003,396) ..................                           14,003,396
---------------------------------------------------------------------------------------------------------------------
Euro                     205,000,000    Barclays Bank Plc ...................    2.15    06/07/05      205,000,000
Certificates of          200,000,000    Calyon ..............................    2.15    06/07/05      200,000,000
Deposit -- 4.3%          250,000,000    HBOS Treasury Services Plc ..........    2.19    06/09/05      250,000,000
                          35,000,000    Northern Rock Plc ...................    2.10    06/01/05       35,000,000
                         125,000,000    Societe Generale ....................    2.10    06/01/05      125,000,000
---------------------------------------------------------------------------------------------------------------------
                                        Total Euro Certificates of Deposit
                                        (Cost $815,000,000) .................                          815,000,000
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

                                                                               Interest  Maturity        Value
                         Face Amount                                             Rate*    Date         (Note 1a)
---------------------------------------------------------------------------------------------------------------------
Yankee                 $  85,000,000    Fortis Bank, NY .........................2.19%   06/09/05    $  85,000,000
Certificates of
Deposit -- 0.5%
---------------------------------------------------------------------------------------------------------------------
                                        Total Yankee Certificates of Deposit
                                        (Cost $85,000,000) ......................                       85,000,000

---------------------------------------------------------------------------------------------------------------------
Yankee                    40,000,000    Banco Bilbao Vizcaya,
Certificates of                         Argentaria S.A. .........................2.85    06/01/05       39,998,298
Deposit --
Variable
Rate -- 0.2%
---------------------------------------------------------------------------------------------------------------------
                                        Total Yankee Certificates of
                                        Deposit -- Variable Rate
                                        (Cost $39,998,298) ......................                       39,998,298
---------------------------------------------------------------------------------------------------------------------
Bank Notes --             50,000,000    National City Bank, Ohio ................2.98    10/31/05       49,998,686
Variable
Rate -- 0.3%
---------------------------------------------------------------------------------------------------------------------
                                        Total Bank Notes -- Variable Rate
                                        (Cost $49,998,686) ......................                       49,998,686
---------------------------------------------------------------------------------------------------------------------
Corporate                215,000,000    Arlo III Limited, Series 2004 Notes .....3.22    04/28/06      215,000,000
Notes --                 118,000,000    ASIF Global Financing XXX ...............3.01    05/23/06      118,000,932
Variable                  84,000,000    Associates Corp. of North America .......3.19    06/27/05       84,000,000
Rate --  24.3%           300,000,000    Fifth Third Bank ........................2.98    05/23/06      299,965,800
                          50,000,000    Harwood Street Funding I, LLC ...........3.04    09/20/05       50,000,000
                          58,000,000    Household Finance Corp. .................2.92    08/18/05       58,017,516
                         246,000,000    HSBC Finance Inc. .......................3.02    10/28/05      246,009,077
                         247,000,000    HSBC Finance Inc. .......................3.01    05/24/06      246,968,384
                          79,000,000    K2 (USA) LLC ............................2.95    12/12/05       78,998,025
                         140,000,000    K2 (USA) LLC ............................2.99    12/15/05      139,989,794
                         150,000,000    Lehman Brothers Holdings Inc. ...........3.03    05/22/06      150,052,350
                          50,000,000    Links Finance LLC .......................2.82    05/13/05       49,999,918
                          63,000,000    Links Finance LLC .......................2.94    12/14/05       63,001,512
                         200,000,000    Links Finance LLC .......................2.83    05/02/06      200,005,000
                         125,500,000    Metropolitan Life Global Funding I ......2.86    05/05/06      125,473,645

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

====================================================================================================================
                                                                                Interest Maturity        Value
                         Face Amount                                             Rate*     Date        (Note 1a)
====================================================================================================================
Corporate             $  108,000,000    Metropolitan Life Global Funding I ......2.99%   05/15/06    $ 108,028,177
Notes --                  50,000,000    Morgan Stanley ..........................3.07    08/15/05       50,020,655
Variable                 234,000,000    Morgan Stanley ..........................2.90    05/04/06      234,000,000
Rate                     280,000,000    Morgan Stanley ..........................2.95    05/15/06      279,996,612
(continued)              197,200,000    Morgan Stanley ..........................3.08    05/26/06      197,238,454
                         140,000,000    Nationwide Building Society .............3.12    04/28/06      140,020,440
                         215,000,000    Northern Rock Plc .......................3.00    04/07/06      214,999,334
                         235,500,000    Pfizer Inc. .............................2.69    11/04/05      235,521,666
                          50,000,000    Premier Asset Collateralized
                                        Entity LLC ..............................2.93    02/15/06       49,992,050
                         150,000,000    Premium Asset Trust, Series 2004-I ......2.96    04/14/06      150,009,000
                         292,600,000    Procter & Gamble Co. ....................2.93    04/10/06      292,599,678
                         140,000,000    Racers Series 2004-1-MM Trust
                                        Certificates ............................2.99    02/27/06      140,000,000
                         124,000,000    Westpac Banking Corp. ...................2.99    04/11/06      123,997,904
                          82,000,000    White Pine Corporation ..................2.91    06/15/05       81,997,415
                          80,000,000    White Pine Corporation ..................2.97    09/15/05       79,992,000
                          61,000,000    White Pine Corporation ..................3.01    09/23/05       60,993,650
-------------------------------------------------------------------------------------------------------------------
                                        Total Corporate Notes --
                                        Variable Rate (Cost $4,564,745,718) .....                    4,564,888,988
-------------------------------------------------------------------------------------------------------------------
Extendable               300,000,000    Citibank Credit Card Issuance Trust .....3.00    05/31/05      299,250,000
Commercial                29,017,000    Park Granada LLC ........................3.04    05/02/05       29,014,550
Notes -- 1.7%
-------------------------------------------------------------------------------------------------------------------
                                        Total Extendable Commercial
                                        Notes -- (Cost $328,264,550) ............                      328,264,550
-------------------------------------------------------------------------------------------------------------------
Master Notes --           50,000,000    GE Life and Annuity Assurance Co. (a) ...2.93    10/03/05       50,000,000
Variable                  50,000,000    GE Life and Annuity Assurance Co. (a) ...2.95    11/01/05       50,000,000
Rate -- 11.0%            100,000,000    Hartford Life Insurance Co. (a) .........2.95    05/02/05      100,000,000
                          50,000,000    Hartford Life Insurance Co. (a) .........2.94    12/01/05       50,000,000
                         100,000,000    ING USA Annuity and Life
                                        Insurance Co. (a) .......................3.04    07/18/05      100,000,000
                         100,000,000    ING USA Annuity and Life
                                        Insurance Co. (a) .......................2.87    08/19/05      100,000,000

See Notes to Financial Statements.

-------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

====================================================================================================================
                                                                                Interest   Maturity         Value
                         Face Amount                                             Rate*       Date         (Note 1a)
====================================================================================================================
Master Notes --       $  100,000,000    ING USA Annuity and Life
Variable Rate                             Insurance Co. (a) .....................3.13%   12/23/05   $  100,000,000
(continued)              100,000,000    ING USA Annuity and Life
                                          Insurance Co. (a) .....................3.09    01/20/06      100,000,000
                          40,000,000    Jackson National Life Insurance Co. (a) .2.94    05/02/05       40,000,000
                         360,000,000    J.P. Morgan Chase & Co. (a) .............2.94    08/19/05      360,000,000
                         210,000,000    Metropolitan Life Insurance Company (a)  2.93    09/01/05      210,000,000
                          90,000,000    Monumental Life Insurance Co. (a) .......3.02    11/21/05       90,000,000
                          60,000,000    Monumental Life Insurance Co. (a) .......3.01    02/15/06       60,000,000
                         100,000,000    New York Life Insurance Company (a) .....2.91    05/27/05      100,000,000
                         136,000,000    New York Life Insurance Company (a) .....2.96    10/19/05      136,000,000
                         140,000,000    New York Life Insurance Company (a) .....2.96    11/17/05      140,000,000
                         250,000,000    New York Life Insurance Company (a) .....2.96    12/07/05      250,000,000
                          35,000,000    Travelers Insurance Company (The) (a) ...2.92    03/01/06       35,000,000
-------------------------------------------------------------------------------------------------------------------
                                        Total Master Notes -- Variable Rate
                                        (Cost $2,071,000,000) ...................                    2,071,000,000
-------------------------------------------------------------------------------------------------------------------
Commercial                50,000,000    Clipper Receivables Company, LLC ........3.00    05/25/05       49,900,000
Paper -- 7.2%            100,000,000    Clipper Receivables Company, LLC ........3.00    05/26/05       99,791,667
                          30,000,000    Compass Securitization LLC ..............3.00    05/26/05       29,937,500
                          37,000,000    Countrywide Home Loan ...................3.04    05/02/05       36,996,876
                          63,000,000    Countrywide Home Loan ...................3.05    05/02/05       62,994,662
                         100,000,000    Galleon Capital, LLC ....................3.00    05/25/05       99,800,000
                          50,000,000    International Lease Finance Corp. .......3.06    07/05/05       49,875,000
                          50,000,000    International Lease Finance Corp. .......3.06    07/07/05       49,709,235
                          65,174,000    Jupiter Securitization Corp. ............3.00    05/24/05       65,049,083
                         150,000,000    Lake Constance Funding LLC ..............3.00    05/26/05      149,687,500
                         151,358,000    Preferred Receivables Funding Corp. .....3.00    05/24/05      151,067,897
                         135,735,000    Ranger Funding Company, LLC .............3.00    05/20/05      135,520,086
                          44,783,000    Romulus Funding Corporation .............3.05    07/06/05       44,526,599
                         250,000,000    Scaldis Capital LLC .....................3.00    05/31/05      249,375,000
                          50,000,000    Sheffield Receivables Corp. .............3.00    05/25/05       49,900,000
                          33,000,000    Tango Finance Corporation ...............3.04    07/07/05       32,808,095
-------------------------------------------------------------------------------------------------------------------
                                        Total Commercial Paper
                                        (Cost $1,356,805,152) ...................                    1,356,939,200
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

=============================================================================================================
                                                                     Interest     Maturity          Value
                      Face Amount                                     Rate*         Date          (Note 1a)
=============================================================================================================
Collateralized     $  360,000,000    Blue Heron IX, Class A ...........3.05%      02/22/06      $ 360,000,000
Debt                  198,000,000    Permanent Financing Plc ..........2.89       06/10/05        198,000,000
Obligation --
Variable
Rate -- 3.0%
-------------------------------------------------------------------------------------------------------------
                                     Total Collateralized Debt
                                     Obligation -- Variable Rate
                                     (Cost $558,000,000) ..............                           558,000,000
-------------------------------------------------------------------------------------------------------------
Collateralized        100,000,000    Barclays Capital Inc.,
Advancements                           purchased on 04/29/05 ..........3.05       05/02/05        100,000,000
-- 4.0%               300,000,000    Deutsche Bank Securities Inc.,
                                       purchased on 04/29/05 ..........3.06       05/02/05        300,000,000
                      150,000,000    Goldman Sachs & Company,
                                       purchased on 04/29/05 ..........3.12       05/02/05        150,000,000
                      200,000,000    J.P. Morgan Securities Inc.,
                                       purchased on 04/29/05 ..........3.12       05/02/05        200,000,000
-------------------------------------------------------------------------------------------------------------
                                     Total Collateralized Advancements
                                     (Cost $750,000,000) ..............                           750,000,000
-------------------------------------------------------------------------------------------------------------
Time                  200,000,000    Societe Generale .................2.95       05/02/05        200,000,000
Deposits -- 10.6%     300,000,000    State Street Bank & Trust ........2.94       05/02/05        300,000,000
                      734,736,000    SunTrust Bank ....................2.97       05/02/05        734,736,000
                      150,000,000    Wachovia Bank N.A. ...............2.97       05/02/05        150,000,000
                      200,000,000    Wachovia Bank N.A. ...............3.00       05/02/05        200,000,000
                      400,000,000    NRW Bank .........................2.99       05/02/05        400,000,000
-------------------------------------------------------------------------------------------------------------
                                     Total Time Deposits
                                     (Cost $1,984,736,000) ............                         1,984,736,000
-------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005
--------------------------------------------------------------------------------

==============================================================================================================
                                                                      Interest   Maturity          Value
                     Face Amount                                       Rate*       Date          (Note 1a)
==============================================================================================================
Repurchase         $500,000,000   Deutsche Bank Securities Inc.,
Agreements                          purchased on 04/29/05,
-- 2.7%                             repurchase price $500,123,333.......2.96%    05/02/05      $   500,000,000
--------------------------------------------------------------------------------------------------------------
                                  Total Repurchase Agreements
                                  (Cost $500,000,000) ................                             500,000,000
--------------------------------------------------------------------------------------------------------------
                                  Total Investments -- 100.8%
                                  (Cost $18,937,522,222) .............                          18,916,258,636
--------------------------------------------------------------------------------------------------------------
                                  Liabilities in Excess of Other
                                  Assets -- (0.8%) ...................                            (156,977,433)
--------------------------------------------------------------------------------------------------------------
                                  Net Assets .........................                         $18,759,281,203
==============================================================================================================

    Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2005, net unrealized depreciation amounted to $21,263,586 and is comprised of $478,214 in appreciation and $21,741,800 in depreciation.

* Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

(a) Restricted securities--Investment in securities not registered under the Securities Act of 1933.

    Additional information on each holding is as follows:
                        Security                            Acquisition Date          Cost
 GE Life and Annuity Assurance Co.
  2.93%, 10/03/05 ......................................   09/28/04              $ 50,000,000
  2.95%, 11/01/05 ......................................   11/01/04              $ 50,000,000
 Hartford Life Insurance Co.
  2.95%, 05/02/05 ......................................   04/29/04              $100,000,000
  2.94%, 12/01/05 ......................................   11/30/04              $ 50,000,000
 ING USA Annuity and Life Insurance Co.
  3.04%, 07/18/05 ......................................   06/17/04              $100,000,000
  2.87%, 08/19/05 ......................................   07/16/04              $100,000,000
  3.13%, 12/23/05 ......................................   11/23/04              $100,000,000
  3.09%, 01/20/06 ......................................   01/20/05              $100,000,000
 J.P. Morgan Chase & Co.
  2.94%, 08/19/05 ......................................   11/23/04              $360,000,000
 Jackson National Life Insurance Co.
  2.94%, 05/02/05 ......................................   05/03/04              $ 40,000,000


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================
            Security                    Acquisition Date              Cost
 Metropolitan Life Insurance Co.
  2.93%, 09/01/05 ......................   08/30/04              $210,000,000
 Monumental Life Insurance Co.
  3.02%, 11/21/05 ......................   10/22/04              $ 90,000,000
  3.01%, 02/15/06 ......................   02/17/05              $ 60,000,000
 New York Life Insurance Co.
  2.91%, 05/27/05 ......................   05/28/04              $100,000,000
  2.96%, 10/19/05 ......................   10/20/04              $136,000,000
  2.96%, 11/17/05 ......................   11/18/04              $140,000,000
  2.96%, 12/07/05 ......................   12/03/04              $250,000,000
 Travelers Insurance Co. (The)
  2.92%, 03/01/06 ......................   03/01/05              $ 35,000,000

 The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,071,000,000 or 11.0% of net assets.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Premier Institutional Fund
Statement of Assets and Liabilities
April 30, 2005

=================================================================================================================
Assets:
Investments in securities subject to repurchase agreements ...............  $   500,000,000
Investments in other marketable securities ...............................   18,416,258,636
                                                                             --------------
   Total investments at value (identified cost $18,937,522,222) (Note 1a) ..................      $18,916,258,636
Cash .......................................................................................           23,741,084
Interest receivable ........................................................................           60,135,499
Receivable for investments sold ............................................................           40,032,881
                                                                                                  ---------------
   Total assets ............................................................................       19,040,168,100
                                                                                                  ---------------
Liabilities:
Advisory fee payable (Note 2) ..............................................................              780,376
Payable for investments purchased ..........................................................          280,002,011
Accrued expenses ...........................................................................              104,510
                                                                                                  ---------------
   Total liabilities .......................................................................          280,886,897
                                                                                                  ---------------
Net Assets applicable to investors' interests ..............................................      $18,759,281,203
                                                                                                  ===============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ....................................      $18,780,544,789
Net unrealized depreciation ................................................................          (21,263,586)
                                                                                                  ---------------
Total ......................................................................................      $18,759,281,203
                                                                                                  ===============

--------------------------------------------------------------------------------
Master Premier Institutional Fund

Statement of Operations
For the Year Ended April 30, 2005

=================================================================================================================
Investment Income:
Interest and discount earned ...............................................................        $ 667,196,480
Securities lending income (Note 1f) ........................................................            1,137,492
                                                                                                    -------------
   Total income ............................................................................          668,333,972
                                                                                                    -------------
Expenses:
Investment advisory fee (Note 2) ...........................................................           18,074,876
Accounting and custodian services ..........................................................              719,909
Dividend and transfer agency fees ..........................................................               51,378
                                                                                                    -------------
   Total expense ...........................................................................           18,846,163
                                                                                                    -------------
   Net investment income ...................................................................          649,487,809
Realized and Unrealized Loss on Investments:
Net realized loss from investment transactions ...........................    $      (8,646)
Net unrealized depreciation of investments ...............................      (20,575,587)
                                                                              -------------
   Net realized and unrealized loss from investments .......................................          (20,584,233)
                                                                                                    -------------
Net Increase in Net Assets Resulting From Operations .......................................        $ 628,903,576
                                                                                                    =============


See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund                                                      Year Ended April 30,
Statement of Changes in Net Assets                                           ------------------------------------------
                                                                                     2005                   2004
=======================================================================================================================
Increase (Decrease) in Net Assets:
Operations:
Net investment income ...................................................    $      649,487,809      $      577,476,179
Net realized gain (loss) from investment transactions ...................                (8,646)              3,079,426
Net unrealized depreciation of investments ..............................           (20,575,587)            (28,102,314)
                                                                             ------------------      ------------------
Net increase in net assets resulting from operations ....................           628,903,576             552,453,291
                                                                             ------------------      ------------------
Capital Transactions:
Contributions from feeders ..............................................        85,810,743,809         111,504,393,757
Withdrawals from feeders ................................................      (113,408,715,449)       (110,924,144,307)
                                                                             ------------------      ------------------
Net increase (decrease) in net assets from capital transactions .........       (27,597,971,640)            580,249,450
                                                                             ------------------      ------------------
Net increase (decrease) in net assets ...................................       (26,969,068,064)          1,132,702,741

Net Assets:
Beginning of year .......................................................        45,728,349,267          44,595,646,526
                                                                             ------------------      ------------------
End of year .............................................................    $   18,759,281,203      $   45,728,349,267
                                                                             ==================      ==================

----------------------------------------------------------------------------------------------------------------------------
Master Premier Institutional Fund                                   Year Ended April 30,                    For the Period
Supplementary Data                                  ---------------------------------------------------    January 14, 2002*
                                                          2005              2004              2003         to April 30, 2002
============================================================================================================================
Ratio of expenses to average net assets .........             .05%              .05%              .05%              .05%(1)
Ratio of net investment income to average
 net assets .....................................            1.80%             1.15%             1.70%             1.79%(1)
Net Assets, end of period (000) .................     $18,759,281       $45,728,349       $44,595,647       $46,401,655

(1) On an annualized basis.
*   Commencement of Operations.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments
April 30, 2005

==============================================================================================================
                                                                         Interest     Maturity         Value
                     Face Amount                                           Rate*        Date         (Note 1a)
==============================================================================================================
U.S.               $  41,000,000   U.S. Treasury Notes .................  1.63%       10/31/05     $40,695,698
Government            20,000,000   U.S. Treasury Notes .................  2.50        09/30/06      19,716,400
& Agency              20,000,000   U.S. Treasury Notes .................  3.63        04/30/07      20,006,250
Issues -- 8.3%        25,000,000   Fannie Mae ..........................  7.00        07/15/05      25,187,500
                      50,000,000   Fannie Mae ..........................  2.11        08/26/05      49,828,125
                      50,000,000   Fannie Mae ..........................  1.88        09/15/05      49,750,000
                      50,000,000   Fannie Mae ..........................  2.10        10/21/05      49,718,750
                      15,881,000   Fannie Mae ..........................  3.13        05/04/07      15,642,785
                      10,145,000   Federal Home Loan Banks .............  1.50        05/13/05      10,144,960
                      52,800,000   Federal Home Loan Banks .............  1.75        08/15/05      52,585,500
                      50,000,000   Federal Home Loan Banks .............  1.50        08/26/05      49,734,375
                      25,000,000   Federal Home Loan Banks .............  3.50        09/08/06      24,914,063
                      38,400,000   Federal Home Loan Banks .............  3.13        09/15/06      38,076,000
                      50,000,000   Federal Home Loan Banks .............  3.25        11/29/06      49,578,125
                      35,000,000   Federal Home Loan Banks .............  3.45        01/10/07      34,781,250
                      25,000,000   Federal Home Loan Banks .............  3.75        03/07/07      24,890,625
                      50,000,000   Freddie Mac .........................  1.50        05/13/05      50,000,000
                      25,000,000   Freddie Mac .........................  2.29        10/28/05      24,871,777
                      30,000,000   Freddie Mac .........................  2.30        11/17/05      29,821,875
                      24,000,000   Freddie Mac .........................  2.50        11/25/05      23,826,576
                      30,000,000   Freddie Mac .........................  2.35        12/09/05      29,808,210
                      25,000,000   Freddie Mac .........................  2.50        12/15/05      24,799,648
                      45,000,000   Freddie Mac .........................  2.40        07/28/06      44,281,300
--------------------------------------------------------------------------------------------------------------
                                   Total U.S. Government & Agency
                                   Issues (Cost $786,712,755) ..........                           782,659,792
--------------------------------------------------------------------------------------------------------------
U.S. Government      325,000,000   Fannie Mae ..........................  2.87        08/17/05     324,971,124
Agency Issues --     500,000,000   Fannie Mae ..........................  2.95        08/29/05     499,921,455
Variable Rate --     282,500,000   Fannie Mae ..........................  2.99        10/03/05     282,403,667
25.9%                 25,000,000   Federal Farm Credit Banks ...........  2.78        05/02/05      24,999,986
                      50,000,000   Federal Farm Credit Banks ...........  2.85        06/13/05      49,999,412
                      20,000,000   Federal Farm Credit Banks ...........  2.85        02/12/07      19,996,431
                      50,000,000   Federal Home Loan Banks .............  2.78        08/02/05      49,998,085
                     100,000,000   Federal Home Loan Banks .............  2.77        10/03/05      99,980,271
                     398,000,000   Federal Home Loan Banks .............  2.66        05/10/06     397,775,770

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================================================
                                                                         Interest     Maturity         Value
                    Face Amount                                           Rate*        Date         (Note 1a)
================================================================================================================
U.S. Government    $ 340,000,000   Federal Home Loan Banks .............  2.73%       05/19/06    $  339,768,657
Agency Issues --     323,000,000   Federal Home Loan Banks .............  2.79        06/01/06       322,756,461
Variable Rate         20,000,000   Freddie Mac .........................  2.85        02/12/09        19,984,860
(continued)
----------------------------------------------------------------------------------------------------------------
                                   Total U.S. Government Agency
                                   Issues -- Variable Rate
                                   (Cost $2,432,574,243) ...............                           2,432,556,179
----------------------------------------------------------------------------------------------------------------
Euro                  50,000,000   Barclays Bank Plc ...................  2.15        06/07/05        50,000,000
Certificates of      100,000,000   Calyon ..............................  2.15        06/07/05       100,000,000
Deposit -- 5.0%      100,000,000   Deutshe Bank, AG ....................  2.84        05/16/05       100,000,000
                      25,000,000   HBOS Treasury Services, Plc .........  2.19        06/09/05        25,000,000
                      69,000,000   Northern Rock Plc ...................  2.10        06/01/05        69,000,000
                     125,000,000   Societe Generale ....................  2.10        06/01/05       125,000,000
----------------------------------------------------------------------------------------------------------------
                                   Total Euro Certificates of Deposit
                                   (Cost $469,000,000) .................                             469,000,000
----------------------------------------------------------------------------------------------------------------
Yankee                35,000,000   Banco Bilbao Vizcaya Argentaria
Certificates of                      S.A., NY ..........................  3.26        02/08/06        34,914,208
Deposit -- 2.9%      125,000,000   Canadian Imperial Bank of
                                     Commerce, NY ......................  3.72        04/21/06       125,058,425
                      60,000,000   Fortis Bank, NY .....................  2.19        06/09/05        60,000,000
                      50,000,000   HBOS Treasury Services, Plc .........  3.83        04/24/06        50,074,865
----------------------------------------------------------------------------------------------------------------
                                   Total Yankee Certificates of Deposit
                                   (Cost $269,994,595) .................                             270,047,498
----------------------------------------------------------------------------------------------------------------
Yankee                15,000,000   Banco Bilbao Vizcaya Argentaria S.A.   2.85        06/01/05        14,999,362
Certificates of      100,000,000   Canadian Imperial Bank of
Deposit --                           Commerce, NY ......................  3.01        05/15/06       100,000,000
Variable             100,000,000   Rabobank Nederland N.V., NY .........  2.79        05/03/05        99,999,876
Rate -- 2.3%
----------------------------------------------------------------------------------------------------------------
                                   Total Yankee Certificates of
                                   Deposit -- Variable Rate
                                   (Cost $214,999,238) .................                             214,999,238
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================================================
                                                                         Interest     Maturity         Value
                    Face Amount                                           Rate*        Date         (Note 1a)
================================================================================================================
Bank Notes --      $ 150,000,000   Bank of America, N.A. ...............  2.82%       12/15/05     $ 149,999,962
Variable
Rate -- 1.6%
----------------------------------------------------------------------------------------------------------------
                                   Total Bank Notes -- Variable Rate
                                   (Cost $149,999,962) .................                             149,999,962
----------------------------------------------------------------------------------------------------------------
Corporate             35,000,000   ASIF Global Financing XXX ...........  3.01        05/23/06        35,000,277
Notes --              50,000,000   Associates Corp. of North America ...  3.19        06/27/05        50,000,000
Variable             122,500,000   Goldman Sachs Group, Inc. ...........  2.94        05/15/06       122,512,128
Rate -- 6.7%          68,000,000   HSBC Financing Inc. .................  3.02        10/28/05        68,002,509
                      37,500,000   Metropolitan Life Global Funding I ..  2.86        05/05/06        37,492,125
                      52,000,000   Morgan Stanley ......................  2.90        05/04/06        52,000,000
                      30,000,000   Morgan Stanley ......................  2.95        05/15/06        29,999,637
                      45,500,000   Morgan Stanley ......................  3.08        05/26/06        45,508,873
                      31,500,000   Nationwide Building Society .........  3.12        04/28/06        31,504,599
                      56,000,000   Northern Rock Plc ...................  3.00        04/07/06        55,999,826
                      77,000,000   Procter & Gamble Company ............  2.93        04/10/06        77,000,000
                      25,000,000   Westpac Banking Corp. ...............  2.99        04/11/06        24,999,578
----------------------------------------------------------------------------------------------------------------
                                   Total Corporate Notes --
                                   Variable Rate (Cost $629,998,290) ...                             630,019,552
----------------------------------------------------------------------------------------------------------------
Medium Term          100,000,000   General Electric Capital Corp. ......  3.07        05/17/06       100,109,600
Notes --              91,000,000   HSBC Finance Inc. ...................  3.01        05/24/06        90,988,352
Variable              28,000,000   Metropolitan Life Global Funding I ..  2.99        05/15/06        28,007,305
Rate -- 4.1%          62,700,000   Pfizer, Inc. ........................  2.69        11/04/05        62,705,768
                     100,000,000   Sigma Finance Inc. ..................  2.92        08/16/05       100,001,690
----------------------------------------------------------------------------------------------------------------
                                   Total Medium Term Notes --
                                   Variable Rate (Cost $381,689,740) ...                             381,812,715
----------------------------------------------------------------------------------------------------------------
Master Notes --       45,000,000   GE Life and Annuity Assurance Co. (a)  2.93        10/03/05        45,000,000
Variable              30,000,000   ING USA Annuity and Life
Rate -- 4.5%                         Insurance Co. (a) .................  3.04        07/18/05        30,000,000
                     100,000,000   ING USA Annuity and Life
                                     Insurance Co. (a) .................  2.87        08/19/05       100,000,000
                      40,000,000   Monumental Life Insurance Co. (a) ...  3.01        02/15/06        40,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================================================
                                                                         Interest     Maturity         Value
                     Face Amount                                           Rate*        Date         (Note 1a)
================================================================================================================
Master Notes --    $  40,000,000   Monumental Life Insurance Co. (a) ...  3.02%       05/22/06     $  40,000,000
Variable              45,000,000   New York Life Insurance Company (a) .  2.91        05/27/05        45,000,000
Rate                  35,000,000   New York Life Insurance Company (a) .  2.96        10/19/05        35,000,000
(continued)           40,000,000   New York Life Insurance Company (a) .  2.96        11/17/05        40,000,000
                      50,000,000   United of Omaha Life Insurance
                                     Company (a) .......................  3.14        04/27/06        50,000,000
----------------------------------------------------------------------------------------------------------------
                                   Total Master Notes -- Variable Rate
                                   (Cost $425,000,000) .................                             425,000,000
----------------------------------------------------------------------------------------------------------------
Commercial           200,000,000   Amsterdam Funding Corp. .............  2.94        05/20/05       199,689,667
Paper -- 17.3%       100,000,000   Aspen Funding Corporation ...........  3.04        07/07/05        99,418,470
                      60,000,000   CC (USA) Inc., (Centauri) ...........  3.07        07/15/05        59,607,672
                      66,192,000   Chariot Funding LLC .................  2.93        05/16/05        66,111,191
                     100,000,000   Clipper Receivables Company, LLC ....  2.93        05/17/05        99,869,778
                      50,000,000   Clipper Receivables Company, LLC ....  3.11        07/20/05        49,650,240
                      34,600,000   Compass Securitization LLC ..........  3.00        05/25/05        34,530,800
                      60,000,000   FCAR Owner Trust ....................  3.02        07/05/05        59,661,858
                      47,210,000   Jupiter Securitization Corp. ........  2.83        05/09/05        47,180,310
                      75,189,000   Jupiter Securitization Corp. ........  2.87        05/13/05        75,117,069
                     125,000,000   Kitty Hawk Funding Corp. ............  2.91        05/16/05       124,848,438
                      75,000,000   Newport Funding Corporation .........  3.06        07/14/05        74,516,407
                     150,000,000   Ranger Funding Co., LLC .............  2.93        05/17/05       149,804,667
                     300,000,000   Sheffield Receivables Corp. .........  2.96        05/23/05       299,457,333
                      60,000,000   Sigma Finance Inc. ..................  2.87        05/12/05        59,947,383
                     100,000,000   Spintab AB ..........................  3.00        06/30/05        99,481,110
                      31,167,000   Yorktown Capital LLC ................  2.87        05/11/05        31,142,153
----------------------------------------------------------------------------------------------------------------
                                   Total Commercial Paper
                                   (Cost $1,630,104,788) ...............                           1,630,034,546
----------------------------------------------------------------------------------------------------------------
Time                 400,000,000   NRW Bank, Cayman ....................  2.99        05/02/05       400,000,000
Deposits -- 7.4%     295,107,000   SunTrust Bank, Cayman ...............  2.97        05/02/05       295,107,000
----------------------------------------------------------------------------------------------------------------
                                   Total Time Deposits
                                   (Cost $695,107,000) .................                             695,107,000
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================================================
                                                                         Interest     Maturity         Value
                     Face Amount                                          Rate*        Date         (Note 1a)
================================================================================================================
Collateralized     $  91,000,000   Blue Heron IX, Class A ..............  3.05%       02/22/06     $  91,000,000
Debt                  55,000,000   Permanent Financing (No. 6) Plc .....  2.89        06/10/05        55,000,000
Obligation --         73,000,000   Permanent Financing (No. 7) Plc .....  2.87        03/10/06        73,000,000
Variable
Rate -- 2.3%
----------------------------------------------------------------------------------------------------------------
                                   Total Collateralized Debt
                                   Obligation -- Variable Rate
                                   (Cost $219,000,000) .................                             219,000,000
----------------------------------------------------------------------------------------------------------------
Collateralized       100,000,000   Barclays Capital Inc.,
Advancements --                    purchased on 04/29/05 ...............  3.05        05/02/05       100,000,000
5.1%                 175,000,000   Citigroup Global Markets Inc.,
                                   purchased on 04/29/05 ...............  3.10        05/02/05       175,000,000
                     100,000,000   Goldman Sachs & Company,
                                   purchased on 04/29/05 ...............  3.07        05/02/05       100,000,000
                     100,000,000   Goldman Sachs & Company,
                                   purchased on 04/29/05 ...............  3.12        05/02/05       100,000,000
----------------------------------------------------------------------------------------------------------------
                                   Total Collateralized Advancements
                                   (Cost $475,000,000) .................                             475,000,000
----------------------------------------------------------------------------------------------------------------
Repurchase           600,000,000   Deutsche Bank Securities Inc.,
Agreements                           purchased on 04/29/05,
-- 6.4%                              repurchase price $600,148,000 .....  2.96        05/02/05       600,000,000
----------------------------------------------------------------------------------------------------------------
                                   Total Repurchase Agreements
                                   (Cost $600,000,000) .................                             600,000,000
----------------------------------------------------------------------------------------------------------------
                                   Total Investments -- 99.8%
                                   (Cost $9,379,180,611) ...............                           9,375,236,482
----------------------------------------------------------------------------------------------------------------
                                   Other Assets Less Liabilities -- 0.2%                              19,663,432
----------------------------------------------------------------------------------------------------------------
                                   Net Assets ..........................                          $9,394,899,914
================================================================================================================

     Note--Costs for federal income tax purposes are the same as those shown above. At April 30, 2005, net unrealized depreciation amounted to $3,944,129 and is comprised of $334,889 in appreciation and $4,279,018 in depreciation.

* Commercial Paper and some U.S. Government and Agency Issues are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity; the rates shown are the rates in effect at April 30, 2005. For variable rate instruments, the next date on which the interest rate is to be adjusted is deemed the maturity date for valuation.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Schedule of Investments -- Continued
April 30, 2005

================================================================================

(a) Restricted securities--Investment in securities not registered under the Securities Act of 1933.

     Additional information on each holding is as follows:

                        Security                         Acquisition Date             Cost
GE Life and Annuity Assurance Co.
  2.93%, 10/03/05 ......................................   09/28/04              $ 45,000,000
ING USA Annuity and Life Insurance Co.
  3.04%, 07/18/05 ......................................   06/17/04              $ 30,000,000
  2.87%, 08/19/05 ......................................   07/16/04              $100,000,000
Monumental Life Insurance Co.
  3.01%, 02/15/06 ......................................   02/17/05              $ 40,000,000
  3.02%, 05/22/06 ......................................   04/22/05              $ 40,000,000
New York Life Insurance Co.
  2.91%, 05/27/05 ......................................   05/28/04              $ 45,000,000
  2.96%, 10/19/05 ......................................   10/20/04              $ 35,000,000
  2.96%, 11/17/05 ......................................   11/18/04              $ 40,000,000
United of Omaha Life Insurance Co.
  3.14%, 04/27/06 ......................................   04/27/05              $ 50,000,000

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $425,000,000 or 4.5% of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Fund
Statement of Assets and Liabilities
April 30, 2005

===============================================================================================================
Assets:
Investments in securities subject to repurchase agreements ...............  $  600,000,000
Investments in other marketable securities ...............................   8,775,236,482
                                                                             -------------
   Total investments, at value (identified cost $9,379,180,611) (Note 1a) .................      $9,375,236,482
Cash ......................................................................................          15,701,778
Interest receivable .......................................................................          24,384,259
Receivable for investments sold ...........................................................          20,016,440
                                                                                                 --------------
   Total assets ...........................................................................       9,435,338,959
                                                                                                 --------------
Liabilities:
Advisory fee payable (Note 2) .............................................................             384,010
Payable for investments purchased .........................................................          40,011,005
Accrued expenses ..........................................................................              44,030
                                                                                                 --------------
   Total liabilities ......................................................................          40,439,045
                                                                                                 --------------
Net Assets applicable to investors' interests .............................................      $9,394,899,914
                                                                                                 ==============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ...................................      $9,398,844,043
Net unrealized depreciation ...............................................................          (3,944,129)
                                                                                                 --------------
Total .....................................................................................      $9,394,899,914
                                                                                                 ==============
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Master Institutional Fund
Statement of Operations
For the Year Ended April 30, 2005
--------------------------------------------------------------------------------

===============================================================================================================
Investment Income:
Interest and discount earned ..............................................................      $  201,248,469
                                                                                                 --------------
Expenses:
Investment advisory fee (Note 2) ..........................................................           5,236,640
Accounting and custodian services .........................................................             217,755
Dividend and transfer agency fees .........................................................              51,378
                                                                                                 --------------
   Total expense ..........................................................................           5,505,773
                                                                                                 --------------
   Net investment income ..................................................................         195,742,696
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions ...........................   $      80,772
Net unrealized depreciation of investments ...............................      (4,167,531)
                                                                             -------------
   Net realized and unrealized loss from investments ......................................          (4,086,759)
                                                                                                 --------------
Net Increase in Net Assets Resulting From Operations ......................................      $  191,655,937
                                                                                                 ==============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Institutional Fund                                                               Year Ended April 30,
Statement of Changes in Net Assets                                           ------------------------------------------
                                                                                     2005                   2004
=======================================================================================================================
Decrease in Net Assets:
Operations:
Net investment income ...................................................    $      195,742,696       $     137,798,021
Net realized gain from investment transactions ..........................                80,772                 580,917
Net unrealized depreciation of investments ..............................            (4,167,531)             (5,844,767)
                                                                             ------------------      ------------------
Net increase in net assets resulting from operations ....................           191,655,937             132,534,171
Capital Transactions:
Contributions from feeders ..............................................        13,225,527,857          19,475,397,343
Withdrawals from feeders ................................................       (14,625,457,769)        (20,666,984,788)
                                                                             ------------------      ------------------
Net decrease in net assets from capital transactions ....................        (1,399,929,912)         (1,191,587,445)
                                                                             ------------------      ------------------
Net decrease in net assets ..............................................        (1,208,273,975)         (1,059,053,274)

Net Assets:
Beginning of year .......................................................        10,603,173,889          11,662,227,163
                                                                             ------------------      ------------------
End of year .............................................................    $    9,394,899,914      $   10,603,173,889
                                                                             ==================      ==================
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Master Institutional Fund                                          Year Ended April 30,                    For the Period
Supplementary Data                                  -------------------------------------------------     January 14, 2002*
                                                         2005             2004               2003         to April 30, 2002
===========================================================================================================================
Ratio of expenses to average net assets .........            .05%              .05%              .05%              .05%(1)
Ratio of net investment income to average
 net assets .....................................           1.87%             1.14%             1.71%             1.81%(1)
Net Assets, end of period (000) .................   $  9,394,900     $  10,603,174     $  11,662,227     $  12,840,286

(1)  On an annualized basis.
*    Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Alabama --     $  7,500,000     Athens-Limestone County Health Care Authority
3.0%                              VRDN 3.04% due 05/01/2015 (a) .....................   $    7,500,000
                  2,995,000     Birmingham, Alabama Waterworks & Sewer Board
                                  (Water & Sewer Revenue Floater -- Series 947)
                                  VRDN 3.03% due 01/01/2033 (a) .....................        2,995,000
                 30,000,000     Columbia, Alabama IDB Revenue (Alabama
                                  Power Co.) VRDN 3.10% due 11/01/2021 (a) ..........       30,000,000
                  1,255,000     Daphne, Alabama Special Care Facilities Authority
                                  Revenue (Floaters -- Series 593) VRDN 3.07%
                                  due 08/15/2028 (a)(b) .............................        1,255,000
                 35,000,000     Decatur, Alabama IDB Revenue VRDN 3.07%
                                  due 08/01/2036 (a) ................................       35,000,000
                                  Jefferson County, Alabama Sewer Revenue Warrants
                                  VRDN:
                 60,700,000       (Series B) 3.04% due 01/01/2027 (a) ...............       60,700,000
                 69,500,000       (Series B-7) 3.00% due 02/01/2042 (a) .............       69,500,000
                 30,000,000       (Series C-3) 3.04% due 02/01/2040 (a) .............       30,000,000
                 20,000,000       (Series C-4) 3.04% due 02/01/2040 (a) .............       20,000,000
                 93,600,000       (Series C-6) 3.00% due 02/01/2040 (a) .............       93,600,000
                  2,445,000     Tuscaloosa, Alabama Educational Building Authority
                                  Revenue (American Christian Education) VRDN
                                  3.04% due 01/01/2023 (a) ..........................        2,445,000
                  6,700,000     Tuscaloosa County, Alabama IDA Solid Waste
                                  Disposal Revenue VRDN 3.07% due 09/01/2020 (a)             6,700,000
                                  University of Alabama General Revenue VRDN:
                  4,795,000       (Putters -- Series 477) 3.03% due 07/01/2012 (a)(b)        4,795,000
                 16,000,000       (Series C) 3.00% due 07/01/2034 (a) ...............       16,000,000
------------------------------------------------------------------------------------------------------
Alaska --        20,000,000     Alaska IDA Revenue (ROCS RR II R 320) VRDN
0.6%                              3.03% due 04/01/2034 (a)(b) .......................       20,000,000
                  5,000,000     Anchorage, Alaska (ROCS RR II R 6034) VRDN
                                  3.03% due 12/01/2024 (a)(b) .......................        5,000,000
                  2,300,000     Valdez, Alaska Marine Term Revenue (Philips
                                  Transportation Project) FXRDN 3.03%
                                  due 05/01/2006 ....................................        2,300,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Alaska                          Valdez, Alaska Marine Term Revenue (Philips
(continued)                       Project) FXRDN:
               $ 26,000,000       (Series A) 1.80% due 06/01/2005 ...................   $   26,000,000
                 18,375,000       (Series B) 1.80% due 06/01/2005 ...................       18,375,000
------------------------------------------------------------------------------------------------------
Arizona --        3,000,000     Arizona School Facilities Board Certificate
1.7%                              Partnership VRDN 3.03% due 09/01/2017 (a) .........        3,000,000
                  2,630,000     Arizona State University Certificate Partnership
                                  VRDN 3.03% due 09/01/2012 (a) .....................        2,630,000
                 23,000,000     Maricopa County, Arizona IDA Health Facilities
                                  Revenue (Putters -- Series 420) VRDN 3.05%
                                  due 01/01/2010 (a)(b) .............................       23,000,000
                                Maricopa County, Arizona IDA S/F Mortgage
                                  Revenue (Series A) FXRDN:
                  9,816,852       2.91% due 08/01/2005 ..............................        9,816,852
                 20,439,317       2.91% due 09/01/2005 ..............................       20,439,317
                  2,695,875       2.91% due 08/01/2006 ..............................        2,695,875
                 34,817,201     Maricopa County, Arizona IDA S/F Mortgage
                                  Revenue (Series B) FXRDN 2.91% due 09/01/2005......       34,817,201
                                Phoenix, Arizona IDA S/F Housing Notes (Series A)
                                  FXRDN:
                 66,203,184       2.88% due 07/01/2005 ..............................       66,203,184
                 27,716,655       2.88% due 05/01/2006 ..............................       27,716,655
                 20,200,000     Phoenix, Arizona Water Revenue (Series 03-B) CP
                                  2.43% due 06/09/2005 ..............................       20,200,000
                 10,200,000     Salt River Project, Arizona (Series B) CP 2.27%
                                  due 05/04/2005 ....................................       10,200,000
------------------------------------------------------------------------------------------------------
Arkansas --       7,000,000     Arkansas State Development Finance Authority
1.3%                              Environmental Facilities Revenue (Teris LLC
                                  Project) VRDN 3.05% due 03/01/2021 (a) ............        7,000,000
                  3,750,000     Arkansas State Development Finance Authority M/F
                                  Housing Revenue (Chapel Ridge -- Series C) VRDN
                                  3.09% due 05/01/2031 (a) ..........................        3,750,000
                 89,408,597     Arkansas State Development Finance Authority S/F
                                  Housing Revenue FXRDN 2.91% due 09/01/2005 ........       89,408,597

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Arkansas       $ 41,625,000     Arkansas State Development Finance Authority S/F
(continued)                       Housing Revenue Floater Certificates (Series 708)
                                  VRDN 3.09% due 02/01/2008 (a)(b) ..................   $   41,625,000
                 10,000,000     North Little Rock, Arkansas Health Facilities Board
                                  Revenue (Baptist Health -- Series B) VRDN 3.02%
                                  due 12/01/2021 (a) ................................       10,000,000
                  6,650,000     Pulaski County, Arkansas Public Facilities Board M/F
                                  Revenue (Chapel Ridge -- South West) VRDN
                                  3.07% due 10/01/2034 (a) ..........................        6,650,000
------------------------------------------------------------------------------------------------------
California --     9,735,000     California State (Merlots B-45) VRDN 3.05%
2.8%                              due 10/01/2029 (a) ................................        9,735,000
                200,000,000     California State (Series A) RAN 3.00%
                                  due 06/30/2005 ....................................      200,410,787
                 35,000,000     California State Municipal Securities Trust
                                  Certificates (SGA 119) DDN 3.03% due
                                  09/01/2028 (a)(b) .................................       35,000,000
                 35,155,000     California State Municipal Securities Trust
                                  Certificates (SGA 136) DDN 3.03% due
                                  12/01/2030 (a)(b) .................................       35,155,000
                 25,000,000     California State RAN 4.50% due 06/30/2005 ...........       25,107,313
                  9,820,000     California Statewide Community Development
                                  Authority Revenue (Floaters -- Series 909) VRDN
                                  3.01% due 08/15/2023 (a)(b) .......................        9,820,000
                 40,280,000     Los Angeles, California S/F Home Mortgage Revenue
                                  FXRDN 2.87% due 10/01/2005 ........................       40,280,000
------------------------------------------------------------------------------------------------------
Colorado --       4,000,000     Arvada, Colorado Utility IPMS Water Enterprise
2.0%                              Revenue (Dexia Public Finance) VRDN 2.40%
                                  due 11/01/2020 (a) ................................        4,000,000
                  5,050,000     Castle Pines North Metropolitan District VRDN
                                  3.12% due 12/01/2028 (a) ..........................        5,050,000
                  7,355,000     Colorado Department of Transportation Revenue
                                  (Putters -- Series 318) VRDN 3.03%
                                  due 06/15/2015 (a)(b) .............................        7,355,000
                  9,625,000     Colorado Department of Transportation Revenue
                                  (Floaters -- Series 1009) VRDN 3.02%
                                  due 12/15/2016 (a)(b) .............................        9,625,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Colorado       $ 15,000,000     Colorado Educational & Cultural Facilities Authority
(continued)                       Revenue (Student Housing -- Fuller Project) VRDN
                                  3.12% due 08/01/2035 (a) ..........................   $   15,000,000
                 18,370,000     Colorado Health Facilities Authority Revenue
                                  (Catholic Health -- Series B) VRDN 3.00%
                                  due 03/01/2032 (a) ................................       18,370,000
                  9,875,000     Colorado Health Facilities Authority Revenue
                                  (Christian Living Campus -- Series C) VRDN
                                  3.03% due 01/01/2037 (a) ..........................        9,875,000
                 21,790,000     Colorado Springs School District (No. 11 Facilities
                                  Corp.) VRDN 3.02% due 12/01/2017 (a) ..............       21,790,000
                 18,745,000     Colorado Student Educational Loan Program
                                  (Floater -- Series L49J) VRDN 3.08%
                                  due 08/09/2005 (a)(b) .............................       18,745,000
                  5,580,000     Denver, Colorado City & County Airport Revenue
                                  (Merlots -- Series A-61) VRDN 3.13%
                                  due 11/15/2012 (a)(b) .............................        5,580,000
                 13,000,000     Denver, Colorado City & County Airport Revenue
                                  (Series B) VRDN 3.08% due 11/15/2024 (a) ..........       13,000,000
                  2,365,000     Denver, Colorado City & County Housing Revenue
                                  (Circle Village Project) VRDN 3.07%
                                  due 10/01/2029 (a) ................................        2,365,000
                                Denver, Colorado City & County S/F Mortgage
                                  Revenue (Series A) FXRDN:
                    856,400       2.99% due 10/25/2005 ..............................          856,400
                 16,949,200       2.99% due 10/25/2008 ..............................       16,949,200
                                E-470 Public Highway Authority Colorado Revenue
                                  VRDN:
                  3,000,000       (Floaters -- Series 997) 3.09% due
                                    03/01/2036 (a)(b) ...............................        3,000,000
                  5,310,000       (Floaters -- Series 1064) 3.09% due
                                    09/01/2029 (a)(b) ...............................        5,310,000
                  9,165,000     El Paso County, Colorado Certificate Partnership
                                  (ROCS RR ll-R 1050) VRDN 1.70%
                                  due 12/01/2020 (a)(b) .............................        9,165,000
                  7,970,000     El Paso County, Colorado Certificate Partnership
                                  (ROCS RR ll-R 2002) VRDN 1.70%
                                  due 12/01/2019 (a)(b) .............................        7,970,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Colorado       $  4,754,645     El Paso County, Colorado S/F Mortgage Revenue
(continued)                       (Series A) FXRDN 2.97% due 05/25/2005 .............   $    4,754,645
                  5,300,000     Goldsmith Metropolitan District Colorado VRDN
                                  3.20% due 12/01/2034 (a) ..........................        5,300,000
                  4,995,000     Jefferson County, Colorado School District
                                  (Putters -- Series 674) VRDN 3.03%
                                  due 12/15/2012 (a)(b) .............................        4,995,000
                 31,800,000     Lower Colorado, River Authority Revenue (Series A)
                                  CP 2.00% due 05/04/2005 ...........................       31,800,000
                  3,300,000     Lower Colorado, River Authority Transmission
                                  Contract Revenue (Putters -- Series 623) VRDN
                                  3.03% due 11/15/2009 (a)(b) .......................        3,300,000
                  6,830,000     Regional Transportation District Sales Tax Revenue
                                  (Series 679) VRDN 3.03% due 05/01/2010 (a) ........        6,830,000
                  4,235,000     Summit County, Colorado School District (Putters --
                                  Series 646) VRDN 3.03% due 12/01/2012 (a)(b) ......        4,235,000
                 16,240,000     Traer Creek, Colorado Metropolitan District Revenue
                                  VRDN 3.07% due 10/01/2021 (a) .....................       16,240,000
                  7,000,000     University of Colorado Enterprise Systems Revenue
                                  (Putters -- Series 862) VRDN 3.03%
                                  due 12/01/2012 (a)(b) .............................        7,000,000
------------------------------------------------------------------------------------------------------
Connecticut --  142,515,000     Connecticut State Special Tax Obligation Revenue
1.1%                              VRDN 3.04% due 02/01/2022 (a) .....................      142,515,000
------------------------------------------------------------------------------------------------------
Delaware --       4,775,000     Delaware State (ROCS RR II R 4045) VRDN 3.03%
0.0%                              due 07/01/2012 (a)(b) .............................        4,775,000
------------------------------------------------------------------------------------------------------
District of       5,400,000     District of Columbia (Merlots -- Series B-13) VRDN
Columbia --                       3.08% due 06/01/2022 (a)(b) .......................        5,400,000
1.1%             59,340,000     District of Columbia Housing Finance Agency
                                  Mortgage Revenue S/F FXRDN 3.04%
                                  due 12/23/2005 ....................................       59,340,000
                  4,450,000     District of Columbia Revenue (Washington Very SPL
                                  Arts) VRDN 3.10% due 01/01/2027 (a) ...............        4,450,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
District of                     District of Columbia Revenue Bond (American
Columbia                          National Red Cross -- Series 00) CP:
(continued)    $ 24,700,000       2.37% due 05/09/2005 ..............................   $   24,700,000
                 22,500,000       2.40% due 05/09/2005 ..............................       22,500,000
                 20,095,000     Washington D.C. Convention Center Authority
                                  Dedicated Tax Revenue (Floater Certificates --
                                   Series 539) VRDN 3.03% due 10/01/2021 (a)(b) .....       20,095,000
------------------------------------------------------------------------------------------------------
Florida --        5,000,000     Brevard County, Florida Health Facilities Authority
5.0%                              Revenue (Wuesthoff Health System Project) VRDN
                                  3.00% due 01/01/2034 (a) ..........................        5,000,000
                 39,210,000     Capital Trust Agency, Florida -- M/F Housing
                                  Revenue Bond (Series 99-B) VRDN 3.15%
                                  due 12/01/2032 (a) ................................       39,210,000
                  6,400,000     Dade County, Florida IDA Facilities Revenue
                                  (Florida Power & Light Co.) VRDN 3.06%
                                  due 06/01/2021 (a) ................................        6,400,000
                 18,035,000     Duval County, Florida School Board Certificate
                                  Partnership (ROCS RR II R 346) VRDN 2.98%
                                  due 07/01/2025 (a)(b) .............................       18,035,000
                                Escambia County, Florida Health Facilities Authority
                                  Revenue (Azalea Trace Inc.) DDN:
                 11,490,000       (Series A) 3.05% due 11/15/2015 (a) ...............       11,490,000
                 25,395,000       (Series B) 3.05% due 11/15/2029 (a) ...............       25,395,000
                                Florida State Board of Education VRDN:
                  4,900,000       3.03% due 06/01/2018 (a) ..........................        4,900,000
                  6,000,000       3.01% due 06/01/2032 (a)(b) .......................        6,000,000
                                Florida State Board of Education VRDN:
                  7,465,000       (Putters -- Series 473) 3.03% due 06/01/2011 (a)(b)        7,465,000
                  4,450,000       (Putters -- Series 692) 3.03% due 06/01/2011 (a)(b)        4,450,000
                  8,835,000     Florida State Board of Education Capital Outlay
                                  (Putters -- Series 770) VRDN 3.03%
                                  due 12/01/2012 (a)(b) .............................        8,835,000
                 10,050,000     Florida State Board of Education Lottery Revenue
                                  (Floaters -- Series 1016) VRDN 3.03%
                                  due 07/01/2016 (a)(b) .............................       10,050,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Florida        $  2,920,000     FSU Final Assistance Inc., Florida Educational
(continued)                       Athletic Facilities Revenue (MSTR SGB 44-A) VRDN
                                  3.03% due 10/01/2031 (a)(b) .......................   $    2,920,000
                 11,870,000     Gainesville, Florida Utilities Systems (Series C) CP
                                  2.30% due 05/04/2005 ..............................       11,870,000
                  5,000,000     Highlands County, Florida Health Facilities Authority
                                  Revenue (Adventist Health -- System C) VRDN
                                  3.07% due 11/15/2021 (a) ..........................        5,000,000
                  6,600,000     Hillsborough County, Florida Housing Finance
                                  Authority M/F Revenue (Meridian Pointe Project)
                                  VRDN 3.06% due 08/15/2037 (a) .....................        6,600,000
                  7,870,000     Hillsborough County, Florida School Board Certificate
                                  Partnership (Putters -- Series 741) VRDN 3.03%
                                  due 01/01/2013 (a)(b) .............................        7,870,000
                 17,000,000     Jacksonville, Florida Health Facilities Authority
                                  (Mayo Foundation -- Series 01-A) CP 2.10%
                                  due 05/02/2005 ....................................       17,000,000
                  4,600,000     Jacksonville, Florida Sales Tax Revenue (Merlot B-26)
                                  VRDN 3.08% due 10/01/2027 (a)(b) ..................        4,600,000
                 32,200,000     JEA, Florida (Series 2) VRDN 2.05%
                                  due 05/10/2005 (a) ................................       32,200,000
                  5,470,000     JEA, Florida Water & Sewer Systems Revenue
                                  (Putters -- Series 805) VRDN 3.03%
                                  due 10/01/2012 (a)(b) .............................        5,470,000
                 30,600,000     Lakeland, Florida Energy System Revenue (Series A)
                                  VRDN 3.03% due 10/01/2035 (a) .....................       30,600,000
                                Lee County, Florida Hospital Board Directors
                                  Revenue (Member Health System) DDN:
                 29,250,000       (Series A) 3.07% due 04/01/2025 (a) ...............       29,250,000
                 55,605,000       (Series B) 3.07% due 04/01/2027 (a) ...............       55,605,000
                  3,100,000     Miami Dade County, Florida School Board Certificate
                                  Partnership (Putters -- Series 534) VRDN 3.03%
                                  due 08/01/2011 (a)(b) .............................        3,100,000
                 30,590,000     Orange County, Florida Health Facilities Authority
                                  Revenue (Floater Certificates -- Series 531) VRDN
                                  3.04% due 11/15/2021 (a)(b) .......................       30,590,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Florida        $ 16,500,000     Orange County, Florida Health Facilities Authority
(continued)                       Revenue (Floater Certificates -- Series 830) VRDN
                                  3.03% due 11/15/2022 (a)(b) .......................      $ 16,500,000
                                Orange County, Florida School Board Certificate
                                  Partneship VRDN:
                  3,800,000       (Putters -- Series 560) 3.03% due 08/01/2012 (a)(b)         3,800,000
                  3,515,000       (Putters -- Series 738) 3.03% due 02/01/2013 (a)(b)         3,515,000
                  3,755,000     Palm Beach County, Florida School Board Certificate
                                  Partnership (ROCS RR II R 2105) VRDN 3.03%
                                  due 08/01/2015 (a)(b) .............................         3,755,000
                  6,600,000     Polk County, Florida IDA IDR (Lifepath Hospice
                                  Project) VRDN 3.00% due 08/01/2028 (a) ............         6,600,000
                199,985,000     Saint Lucie County, Florida PCR (Florida Power &
                                  Light Company Project) DDN 3.06%
                                  due 09/01/2028 (a) ................................       199,985,000
                  3,500,000     West Palm Beach Florida Utilities Systems Revenue
                                  (Floaters -- Series 972) VRDN 3.03%
                                  due 10/01/2034 (a)(b) .............................         3,500,000
------------------------------------------------------------------------------------------------------
Georgia --        4,820,000     Albany -- Dougherty County, Georgia Hospital
2.4%                              Authority Revenue VRDN 3.08%
                                  due 09/01/2020 (a) ................................         4,820,000
                  4,500,000     Atlanta, Georgia Urban Residential Finance Authority
                                  M/F Revenue (Lindberg City Center Apartments)
                                  VRDN 3.06% due 11/01/2044 (a) .....................         4,500,000
                  7,000,000     Atlanta, Georgia Urban Residential Finance Authority
                                  M/F Revenue (M Street Apartments Project) VRDN
                                  3.07% due 03/01/2043 (a) ..........................         7,000,000
                 13,875,000     Atlanta, Georgia Water & Wastewater Revenue
                                  (Series 745-D) VRDN 3.03% due 11/01/2017 (a) ......        13,875,000
                  3,000,000     Atlanta, Georgia Water & Wastewater Revenue
                                  VRDN 3.03% due 11/01/2033 (a) .....................         3,000,000
                 11,000,000     Atlanta, Georgia Water & Wastewater Revenue
                                  (ROCS RR II R 324) VRDN 3.03%
                                  due 11/01/2043 (a)(b) .............................        11,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Georgia        $ 11,660,000     Atlanta, Georgia Water & Wastewater Revenue
(continued)                       (Eagle 72005-009 CL A) VRDN 3.03%
                                  due 11/01/2043 (a)(b) .............................   $   11,660,000
                 10,000,000     Clayton County, Georgia Development Authority
                                  Facilities Revenue (Delta Airlines -- Series C)
                                  VRDN 3.07% due 05/01/2035 (a) .....................       10,000,000
                  7,550,000     Cobb County, Georgia Housing M/F Housing
                                  Revenue (Walton Reserve Apartments Project)
                                  VRDN 2.99% due 10/01/2035 (a) .....................        7,550,000
                 10,285,000     Colquitt County, Georgia Hospital Authority Revenue
                                  VRDN 3.12% due 03/01/2023 (a) .....................       10,285,000
                 17,065,000     Crisp County, Georgia Solid Waste Management
                                  Authority Revenue VRDN 3.42%
                                  due 01/01/2023 (a) ................................       17,065,000
                 19,145,000     Eagle Tax-Exempt Trust -- State of Georgia
                                  (Series 981002) VRDN 3.03% due
                                  07/01/2014 (a)(b) .................................       19,145,000
                 22,955,000     Eagle Tax-Exempt Trust -- State of Georgia
                                  (Series 991001) VRDN 3.03% due
                                  11/01/2017 (a)(b) .................................       22,955,000
                  8,000,000     Fulton County, Georgia Development Authority
                                  Revenue (Shepherd Center Inc. Project) VRDN
                                  3.00% due 09/01/2035 (a) ..........................        8,000,000
                 29,050,000     Fulton County, Georgia Housing Authority Lease
                                  Revenue (Pathways Homer Ownership) VRDN
                                  3.02% due 03/01/2009 (a) ..........................       29,050,000
                  1,645,000     Fulton County, Georgia Water & Sewer Revenue
                                  (Eagle 72005-0005 CL A) VRDN 3.03%
                                  due 01/01/2035 (a)(b) .............................        1,645,000
                  3,010,000     Fulton Dekalb, Georgia Hospital Authority Revenue
                                  (ROCS RR II R 2127) VRDN 3.03%
                                  due 01/01/2019 (a)(b) .............................        3,010,000
                                Gainesville & Hall County, Georgia Development
                                  Authority Revenue (Senior Living Facilities --
                                  Lanier) DDN:
                 10,750,000       (Series A) 3.05% due 11/15/2010 (a) ...............       10,750,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Georgia        $  4,150,000       (Series C) 3.05% due 11/15/2030 (a) ...............   $    4,150,000
(continued)       3,505,000     Gainesville & Hall County, Georgia Development
                                  Authority Revenue (Atex Inc. Project) VRDN
                                  3.11% due 09/01/2023 (a) ..........................        3,505,000
                  6,465,000     Georgia State (Putters -- Series 440) VRDN 3.01%
                                  due 05/01/2010 (a) ................................        6,465,000
                                Georgia State Local Government Certificate
                                  Partnership (Macon Trust Series 2002-0) VRDN:
                  4,515,000       3.07% due 12/01/2022 (a) ..........................        4,515,000
                  4,515,000       3.07% due 06/01/2028 (a) ..........................        4,515,000
                  8,340,000     Georgia Municipal Gas Authority (Gas Revenue
                                  Agency Project -- Series C) VRDN 3.00%
                                  due 11/01/2007 (a) ................................        8,340,000
                  3,680,000     Gwinnett County, Georgia Development Authority
                                  Revenue (Barcoview LLC Project) VRDN 3.15%
                                  due 07/01/2018 (a) ................................        3,680,000
                  3,985,000     Gwinnett County, Georgia Development Authority
                                  Revenue Certificate Partnership (ROCS RR II R
                                  6009) VRDN 3.03% due 01/01/2021 (a)(b) ............        3,985,000
                 20,020,000     Metropolitan Atlanta Rapid Transit Authority Sales
                                  Tax Revenue (Putters -- Series 312) VRDN 3.02%
                                  due 07/01/2021 (a)(b) .............................       20,020,000
                  3,215,000     Metropolitan Atlanta Rapid Transit Authority Sales
                                  Tax Revenue (ROCS RR II R 4011) VRDN 3.03%
                                  due 07/01/2019 (a)(b) .............................        3,215,000
                  9,625,000     Private Colleges & Universities Authority Revenue
                                  (Mercer University Project) VRDN 3.12%
                                  due 10/01/2032 (a) ................................        9,625,000
                  1,995,000     Thomaston-Upson County, Georgia IDA Revenue
                                  (Thomaston Manufacturing Project) VRDN 3.15%
                                  due 12/01/2011 (a) ................................        1,995,000
                 15,000,000     Ware County, Georgia Hospital Authority Revenue
                                  (Baptist Village Project) VRDN 3.00%
                                  due 11/01/2020 (a) ................................       15,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Georgia        $ 15,800,000     Winder Barrow County, Georgia Joint Development
(continued)                       Authority (Republic Service Inc. Project) DDN
                                  3.08% due 11/01/2034 (a) ..........................   $   15,800,000
------------------------------------------------------------------------------------------------------
Hawaii --         2,000,000     Hawaii State (ROCS RR II R 6504) VRDN 3.03%
0.5%                              due 10/01/2024 (a)(b) .............................        2,000,000
                 55,000,000     Hawaii State Department Budget & Finance Revenue
                                  (Putters -- Series 834) VRDN 3.05%
                                  due 07/01/2009 (a)(b) .............................       55,000,000
                  2,645,000     Honolulu, Hawaii City & County (ROCS RR II R
                                  5025) VRDN 3.03% due 07/01/2014 (a)(b) ............        2,645,000
------------------------------------------------------------------------------------------------------
Idaho --          4,250,000     Idaho Housing & Finance Association Nonprofit
0.2%                              Facilities Revenue (Albertson College Project)
                                  VRDN 3.02% due 11/01/2021 (a) .....................        4,250,000
                  4,080,000     Idaho Housing & Finance Association Revenue
                                  (Balmoral Apartments Project) DDN 3.15%
                                  due 05/01/2032 (a) ................................        4,080,000
                 10,400,000     Idaho Housing & Finance Association S/F Mortgage
                                  (Series F) VRDN 3.09% due 01/01/2033 (a) ..........       10,400,000
                  1,290,000     Madison, Idaho Economic Development Corp. IDR
                                  (Floyd Wilcox & Sons, Inc. Project) VRDN 3.14%
                                  due 08/01/2012 (a) ................................        1,290,000
------------------------------------------------------------------------------------------------------
Illinois --       2,170,000     Aurora, Illinois IDR (Aztech Engineering Inc.
6.9%                              Project) VRDN 3.10% due 10/01/2018 (a) ............        2,170,000
                 40,043,000     Aurora, Illinois Kane-Dupage County S/F (Floaters --
                                  Series 1021) VRDN 3.09% due 03/01/2006 (a)(b) .....       40,043,000
                                Chicago, Illinois VRDN:
                  7,240,000       (Putters -- Series 736) 3.03% due 01/01/2013 (a)(b)        7,240,000
                  5,745,000       (Floaters -- Series 1067) 3.03% due 01/01/2034 (a)(b)      5,745,000
                                Chicago, Illinois Board of Education VRDN:
                  4,250,000       (Putters -- Series 472) 3.06% due 06/01/2014 (a)(b)        4,250,000
                  5,000,000       (Floaters -- Series 1063) 3.09% due 12/01/2020 (a)(b)      5,000,000
                  4,800,000     Chicago, Illinois Eagle 2003-0006 VRDN 3.03%
                                  due 01/01/2042 (a) ................................        4,800,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Illinois       $  7,000,000     Chicago, Illinois IDR (Enterprise Center VIII
(continued)                       Project) VRDN 3.08% due 06/01/2022 (a) ............   $    7,000,000
                  7,500,000     Chicago, Illinois O'Hare International Airport
                                  Revenue (Putters -- Series 670) VRDN 3.06%
                                  due 01/01/2012 (a)(b) .............................        7,500,000
                  2,500,000     Chicago, Illinois O'Hare International Airport
                                  Revenue (ROCS RR II R 239) VRDN 3.07%
                                  due 01/01/2022 (a)(b) .............................        2,500,000
                  8,000,000     Chicago, Illinois O'Hare International Airport
                                  Revenue (O'Hare Technical Center II Project)
                                  VRDN 3.08% due 03/01/2037 (a) .....................        8,000,000
                  7,075,000     Chicago, Illinois Park District (Merlots --
                                  Series A-61) VRDN 3.08% due 01/01/2021 (a)(b) .....        7,075,000
                 11,455,000     Chicago, Illinois Park District (Putters --
                                  Series 521) VRDN 3.03% due 07/01/2012 (a)(b) ......       11,455,000
                  2,975,000     Chicago, Illinois Public Building Revenue VRDN
                                  3.03% due 12/01/2014 (a) ..........................        2,975,000
                  4,200,000     Chicago, Illinois Solid Waste Disposal Facilities
                                  Revenue (Groot Industries Inc. Project) VRDN
                                  3.15% due 12/01/2015 (a) ..........................        4,200,000
                 10,065,000     Chicago, Illinois Wastewater Transmission Revenue
                                  (Merlots -- Series A-125) VRDN 3.08%
                                  due 01/01/2030 (a)(b) .............................       10,065,000
                                Cook County, Illinois VRDN:
                  3,585,000       (Merlots -- Series B-11) 3.08% due 11/15/2025 (a)(b)       3,585,000
                  2,400,000       (Putters -- Series 559) 3.03% due 05/15/2012 (a)(b)        2,400,000
                  5,400,000       (Putters -- Series 776) 3.03% due 05/15/2012 (a)(b)        5,400,000
                  6,300,000       (Putters -- Series 566) 3.03% due 11/15/2012 (a)(b)        6,300,000
                 33,000,000     Cook County, Illinois VRDN (Series E) 3.04%
                                  due 11/01/2033 (a) ................................       33,000,000
                  2,275,000     Des Plaines, Illinois IDR (414 East Golf Road Project)
                                  VRDN 3.16% due 05/01/2017 (a) .....................        2,275,000
                                Eagle Tax-Exempt Trust -- Metropolitan Pier &
                                  Exposition II (Series 02-6001) VRDN:
                  5,000,000       3.03% due 12/15/2028 (a)(b) .......................        5,000,000
                  6,150,000       3.03% due 06/15/2042 (a)(b) .......................        6,150,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Illinois       $ 10,840,000     Eagle Tax-Exempt Trust (Series 02-6002) VRDN
(continued)                       3.03% due 04/01/2022 (a)(b) .......................   $   10,840,000
                  2,530,000     Elgin, Illinois IDR (Starro Precision Products Inc.
                                  Project) VRDN 3.15% due 06/01/2025 (a) ............        2,530,000
                     35,000     Geneva, Illinois IDR (Continental Envelope Corp.
                                  Project) VRDN 3.15% due 09/01/2006 (a) ............           35,000
                 26,550,000     Illinois Education Facilities Authority Revenue
                                  (Art Institute of Chicago) VRDN 3.00%
                                  due 03/01/2027 (a) ................................       26,550,000
                 13,800,000     Illinois Education Facilities Authority Revenue
                                  (Concordia University River Project) DDN 3.06%
                                  due 10/01/2031 (a) ................................       13,800,000
                  9,800,000     Illinois Education Facilities Authority Revenue
                                  (ITT State Street Corp -- Series A) VRDN 3.07%
                                  due 06/01/2033 (a) ................................        9,800,000
                                Illinois Health Facilities Authority Revenue
                                  (Central Dupage Health) DDN:
                 46,900,000       (Series B) 3.06% due 11/01/2027 (a) ...............       46,900,000
                 50,000,000       (Series C) 3.06% due 11/01/2027 (a) ...............       50,000,000
                 59,025,000     Illinois Health Facilities Authority Revenue
                                  (Northwest Community Hospital -- Series B) DDN
                                  3.04% due 07/01/2032 (a) ..........................       59,025,000
                    345,000     Illinois Health Facilities Authority Revenue (Chestnut
                                  Square Glen Project -- Series C) VRDN 3.01%
                                  due 08/15/2032 (a) ................................          345,000
                 16,900,000     Illinois Health Facilities Authority Revenue (Memorial
                                  Health System) DDN 3.10% due 10/01/2022 (a) .......       16,900,000
                 12,275,000     Illinois Health Facilities Authority Revenue (Palos
                                  Community Hospital -- Series B) VRDN 3.04%
                                  due 12/01/2015 (a) ................................       12,275,000
                 10,000,000     Illinois Health Facilities Authority Revenue (Series A)
                                  VRDN 3.00% due 10/01/2010 (a) .....................       10,000,000
                 10,000,000     Illinois Finance Authority Revenue (Rest Haven
                                  Christian Service -- Series B) VRDN 3.03%
                                  due 11/15/2034 (a) ....................................   10,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Illinois       $  7,000,000     Illinois Finance Authority Revenue (Mercy Alliance
(continued)                       Project) VRDN 3.03% due 02/15/2035 (a) ............   $    7,000,000
                  2,600,000     Illinois State Development Finance Authority IDR
                                  (Design Automotive LLC Project) VRDN 3.15%
                                  due 06/01/2011 (a) ................................        2,600,000
                  2,015,000     Illinois State Development Finance Authority IDR
                                  (Rockford College Project) VRDN 3.10%
                                  due 02/01/2021 (a) ................................        2,015,000
                  1,400,000     Illinois State Development Finance Authority
                                  (AMR Pooled -- Series B-2) VRDN 3.26%
                                  due 10/01/2029 (a) ................................        1,400,000
                                Illinois State Development Finance Authority
                                  (Palos Community Hospital) VRDN:
                 12,000,000       3.04% due 11/15/2011 (a) ..........................       12,000,000
                 10,000,000       3.04% due 09/01/2015 (a) ..........................       10,000,000
                 45,700,000       3.04% due 11/15/2024 (a) ..........................       45,700,000
                 28,900,000     Illinois State Municipal Securities Trust Receipts
                                  (SGA 103) VRDN 3.05% due 08/01/2024 (a)(b) ........       28,900,000
                                Illinois State VRDN:
                  4,310,000       (Merlots -- Series A-124) 3.08% due 11/01/2026
                                    (a)(b)...........................................        4,310,000
                  4,985,000       (Merlots -- Series B-05) 3.08% due 07/01/2022
                                    (a)(b)...........................................        4,985,000
                120,000,000     Illinois State VRDN (Series B) 3.04%
                                  due 10/01/2033 (a) ................................      120,000,000
                                Illinois Student Assistance Loan Revenue (Series A)
                                  VRDN:
                  4,700,000       3.02% due 09/01/2031 (a) ..........................        4,700,000
                 12,450,000       3.02% due 09/01/2032 (a) ..........................       12,450,000
                 17,500,000       3.02% due 09/01/2034 (a) ..........................       17,500,000
                  3,795,000     Kane & Du Page County, Illinois Community School
                                  District (St. Charles Putters -- Series 824) VRDN
                                  3.03% due 01/01/2013 (a) ..........................        3,795,000
                  5,800,000     Lake County, Illinois Community School District --
                                  73 (Hawthorn Putters -- Series 329) VRDN 3.06%
                                  due 12/01/2014 (a) ................................        5,800,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Illinois       $  4,260,000     Macon County, Illinois Revenue Millikin University
(continued)                       VRDN 3.03% due 10/01/2031(a) ......................   $    4,260,000
                                Metropolitan Pier & Exposition Authority Illinois
                                  Dedicated State Tax Revenue VRDN:
                  1,500,000       (Floaters -- Series 962) 3.09% due 12/15/2034
                                    (a)(b)...........................................        1,500,000
                  3,500,000       (Eagle 2004-003) 3.03% due 06/15/2042 (a)(b) ......        3,500,000
                  5,000,000     Metropolitan Pier & Exposition Authority Illinois
                                  Dedicated State Tax Revenue (Series Z-1) VRDN
                                  3.11% due 12/15/2026 (a) ..........................        5,000,000
                                Metropolitan Pier & Exposition Authority Illinois
                                  Dedicated State Tax Revenue VRDN:
                  9,535,000       (ROCS RR II R 271) 3.12% due 12/15/2032 (a)(b)             9,535,000
                    900,000       (ROCS RR II R 310) 3.12% due 12/15/2033 (a)(b)               900,000
                 12,100,000     Municipal Securities Trust Certificates -- Chicago,
                                  Illinois O'Hare International Airport (Class A --
                                  Series 93) DDN 3.07% due 10/04/2012 (a)(b) ........       12,100,000
                 12,160,000     Municipal Securities Trust Certificates -- Chicago,
                                  Illinois (Class A -- Series 2001-121) VRDN 3.01%
                                  due 12/22/2009 (a)(b) .............................       12,160,000
                 12,495,000     Municipal Securities Trust Certificates -- Chicago,
                                  Illinois (Class A -- Series 2001-124) VRDN 3.05%
                                  due 08/20/2014 (a)(b) .............................       12,495,000
                                Regional Transportation Authority Illinois VRDN:
                  2,895,000       (Eagle 72005-0028 CL A) 3.03% due 06/01/2027 (a)(b)        2,895,000
                  2,950,000       (Eagle 72005-0003 CL A) 3.03% due 06/01/2034 (a)(b)        2,950,000
                 32,842,500     Regional Transportation Authority Illinois (Floaters --
                                  Series D-818) VRDN 3.03% due 07/01/2033 (a)(b)            32,842,500
                  4,940,000     Regional Transportation Authority Illinois (Merlots --
                                  Series A-41) VRDN 3.08% due 06/01/2017 (a)(b) .....        4,940,000
                  9,940,000     Regional Transportation Authority Illinois (Merlots --
                                  Series A-24) VRDN 3.08% due 07/01/2032 (a)(b) .....        9,940,000
                  4,095,000     Southern Illinois University Revenue (Putters --
                                  Series 562) VRDN 3.03% due 04/01/2012 (a)(b) ......        4,095,000
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Indiana --     $  1,285,000     Allen County, Indiana EDR (Water Furnace
2.5%                              International Inc.) VRDN 3.18%
                                  due 11/01/2014 (a) ................................   $    1,285,000
                    325,000     Allen County, Indiana EDR (YMCA of Greater Fort
                                  Wayne Project) VRDN 3.17% due 12/01/2009 (a) ......          325,000
                  3,475,000     Baugo, Indiana School Building Corporation
                                  (Floaters -- Series 676) VRDN 3.03%
                                  due 01/15/2010 (a)(b) .............................        3,475,000
                    985,000     Bloomington, Indiana EDR (Bloomington Square
                                  Project) VRDN 3.10% due 12/01/2008 (a) ............          985,000
                  2,000,000     Crawfordsville, Indiana EDR (Performance Master
                                  LLC Project) VRDN 3.18% due 10/01/2018 (a) ........        2,000,000
                  1,835,000     Dearborn County, Indiana EDR (D&S Machine
                                  Products Inc.) VRDN 3.13% due 04/01/2018 (a) ......        1,835,000
                  3,000,000     Elkhart County, Indiana EDR (Patriot Homes Inc.
                                  Project) VRDN 3.14% due 08/01/2012 (a) ............        3,000,000
                  3,500,000     Elkhart County, Indiana (Putters -- Series 553) VRDN
                                  3.03% due 12/01/2023 (a)(b) .......................        3,500,000
                  6,010,000     Greencastle, Indiana IDR (Crown Equipment Corp.
                                  Project) VRDN 3.08% due 02/01/2011 (a) ............        6,010,000
                 50,000,000     Indiana Bond Bank Revenue (Series A) BAN 3.25%
                                  due 01/26/2006 ....................................       50,343,434
                  8,905,000     Indiana State Development Finance Authority Revenue
                                  Educational Facilities (Cathedral High) DDN
                                  3.10% due 09/01/2026 (a) ..........................        8,905,000
                  1,945,000     Indiana State Development Finance Authority EDR
                                  (Indianapolis Urban League Inc.) VRDN 3.07%
                                  due 01/01/2020 (a) ................................        1,945,000
                 40,250,000     Indiana State Development Finance Authority
                                  Environmental Revenue (PSI Energy Inc. Project --
                                  Series B) VRDN 3.15% due 12/01/2038 (a) ...........       40,250,000
                    280,000     Indiana State Development Finance Authority IDR
                                  (Centurion Industries Inc. Project) VRDN 3.23%
                                  due 10/01/2005 (a) ................................          280,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Indiana        $ 10,900,000     Indiana State Development Finance Authority IDR
(continued)                       (Republic Services Inc. Project) DDN 3.08%
                                  due 12/01/2032 (a) ................................   $   10,900,000
                                Indiana State Development Finance Authority Solid
                                  Waste Disposal Revenue Waste Management
                                Incorporated VRDN:
                 12,500,000       (Series A) 3.05% due 10/01/2025 (a) ...............       12,500,000
                  7,000,000       (Series B) 3.05% due 10/01/2025 (a) ...............        7,000,000
                                Indiana Health Facilities Financing Authority Revenue
                                  (Ascension Health Credit Group) FXRDN:
                 10,000,000       (Series A-1) 1.73% due 07/05/2005 .................       10,000,000
                  8,000,000       (Series A-2) 1.73% due 07/05/2005 .................        8,000,000
                  9,000,000     Indiana Health Facilities Financing Authority Revenue
                                  (Margaret Mary Community Hospital -- Series A)
                                  VRDN 3.10% due 12/01/2029 (a) .....................        9,000,000
                 18,500,000     Indiana State Housing Finance Authority S/F
                                  Mortgage Revenue (Series D-2) FXRDN 2.30%
                                  due 12/15/2005 ....................................       18,500,000
                  9,075,000     Indiana State Office Building Community Facilities
                                  Revenue (Merlot -- Series B-17) VRDN 3.08%
                                  due 07/01/2023 (a) ................................        9,075,000
                                Indiana Transportation Finance Authority Highway
                                  Revenue VRDN:
                  2,350,000       (Floaters -- Series 942 D) 3.03% due 12/01/2022
                                    (a)(b)...........................................        2,350,000
                  2,000,000       (Merlots -- Series B-21) 3.08% due 12/01/2022 (a)(b)       2,000,000
                  7,485,000       (Putters -- Series 479) 3.03% due 06/01/2017 (a)(b)        7,485,000
                  6,340,000     Indiana University Revenue (ROCS RR II R 6508)
                                  VRDN 3.03% due 08/01/2021 (a)(b) ..................        6,340,000
                  3,900,000     Indianapolis, Indiana EDR (New Bridges Apartments
                                  Project) VRDN 3.07% due 06/01/2035 (a) ............        3,900,000
                 50,000,000     Indianapolis, Indiana Gas Utility Revenue CP 2.40%
                                  due 05/04/2005 ....................................       50,000,000
                  5,020,000     Indianapolis, Indiana Gas Utilities Revenue (Merlot --
                                  Series A-50) VRDN 3.08% due 06/01/2013 (a)(b) .....        5,020,000
                  2,620,000     Indianapolis, Indiana Local Public Board (Putters --
                                  Series 422) VRDN 3.06% due 08/15/2020 (a)(b) ......        2,620,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Indiana        $  6,790,000     Indianapolis, Indiana Thermal Energy System
(continued)                       Revenue (Putters -- Series 700) VRDN 3.03%
                                  due 04/01/2010 (a)(b) .............................   $    6,790,000
                  2,400,000     Kendallville, Indiana EDR (Bollhoff Rivnut Project)
                                  VRDN 3.13% due 02/01/2025 (a) .....................        2,400,000
                  8,100,000     Madison, Indiana EDR (Arvin Sango Inc. Project)
                                  VRDN 3.25% due 08/01/2017 (a) .....................        8,100,000
                  8,245,000     Mount Vernon of Hancock County, Indiana Multi-
                                  School Building Corp. (ROCS RR II R 2197)
                                  VRDN 3.03% due 01/15/2023 (a)(b) ..................        8,245,000
                  5,190,000     Sunman-Dearborn, Indiana High School Building
                                  Corp. (Putters -- Series 671) VRDN 3.03%
                                  due 01/15/2013 (a)(b) .............................        5,190,000
------------------------------------------------------------------------------------------------------
Iowa --          38,405,000     Iowa City, Iowa Revenue (Act Inc.) DDN 3.15%
1.3%                              due 04/01/2032 (a) ................................       38,405,000
                  6,500,000     Iowa Finance Authority Retirement Community
                                  Revenue (Wesley Retirement Services -- Series B)
                                  VRDN 3.00% due 12/01/2033 (a) .....................        6,500,000
                 25,000,000     Iowa Finance Authority Retirement Community
                                  Revenue (Deerfield Retirement System -- Series B)
                                  VRDN 3.01% due 12/01/2033 (a) .....................       25,000,000
                                Iowa Finance Authority Revenue (Museum of Art
                                  Foundation) DDN:
                 13,150,000       3.10% due 06/01/2033 (a) ..........................       13,150,000
                 14,500,000       3.10% due 10/01/2033 (a) ..........................       14,500,000
                  8,600,000     Iowa Higher Education Loan Authority Revenue
                                  (Buena Vista University Project) VRDN 3.15%
                                  due 12/01/2012 (a) ................................        8,600,000
                                Iowa Higher Education Loan Authority Revenue
                                  (Private College -- Des Moines) DDN:
                  6,800,000       3.10% due 10/01/2024 (a) ..........................        6,800,000
                 10,200,000       3.10% due 10/01/2033 (a) ..........................       10,200,000
                  3,900,000     Louisa County, Iowa PCR Refunding (Iowa-Ill G&E
                                  Co.) VRDN 3.00% due 03/01/2017 (a) ................        3,900,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Iowa           $ 19,500,000     Louisa County, Iowa PCR Refunding (Iowa-Ill G&E
(continued)                       Co. -- Series A) VRDN 3.00% due 09/01/2016 (a) ....   $   19,500,000
                 15,370,000     Municipal Securities Trust Certificates (Iowa Finance
                                  Authority Hospital Facilities Revenue Health
                                  System Class A -- Series 26) VRDN 3.03%
                                  due 06/01/2010 (a)(b) .............................       15,370,000
------------------------------------------------------------------------------------------------------
Kansas --         7,720,000     Johnson County, Kansas Public Building Community
0.4%                              Lease Revenue (Putters -- Series 528) VRDN
                                  3.03% due 09/01/2010 (a)(b) .......................        7,720,000
                  4,200,000     Kansas State Department of Transportation Highway
                                  Revenue (ROCS RR II R 6020) VRDN 3.03%
                                  due 03/01/2019 (a)(b) .............................        4,200,000
                 10,055,000     Kansas State Development Finance Authority Revenue
                                  (Hays Medical Center -- Series N) DDN 3.10%
                                  due 05/15/2026 (a) ................................       10,055,000
                  3,995,000     Lawrence, Kansas IDR Board (Prosoco Inc. Project --
                                  Series 98-A) VRDN 3.17% due 12/01/2018 (a) ........        3,995,000
                  4,200,000     Lenexa, Kansas M/F Housing Revenue (Meadows
                                  Apartments Project -- Series A) VRDN 3.05%
                                  due 04/15/2035 (a) ................................        4,200,000
                  2,800,000     Reno County & Labette County, Kansas S/F
                                  Mortgage Revenue (Floaters -- Series 915) VRDN
                                  3.12% due 12/01/2015 (a)(b) .......................        2,800,000
                 22,000,000     University of Kansas Hospital Authority Health
                                  Facilities Revenue (KU Health System) VRDN
                                  3.05% due 09/01/2034 (a) ..........................       22,000,000
------------------------------------------------------------------------------------------------------
Kentucky --       1,060,000     Boone County, Kentucky Industrial Building Revenue
3.0%                              (Diocesan Educational Project) VRDN 3.18%
                                  due 11/01/2018 (a) ................................        1,060,000
                  2,400,000     Carroll County, Kentucky PCR (Kentucky Utility
                                  Company Project -- Series A) CP 2.10%
                                  due 05/09/2005 ....................................        2,400,000
                  2,500,000     Carroll County, Kentucky Solid Waste Disposal
                                  Revenue (North American Stainless) VRDN 3.01%
                                  due 05/01/2031 (a) ................................        2,500,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Kentucky       $  2,660,000     Crestview Hill, Kentucky Industrial Building Revenue
(continued)                       (Thomas More College Project) VRDN 3.08%
                                  due 11/01/2018 (a) ................................   $    2,660,000
                  1,290,000     Dayton, Kentucky Industrial Building Revenue
                                  (Willow Green Project) VRDN 3.18%
                                  due 08/01/2020 (a) ................................        1,290,000
                  4,240,000     Glasgow, Kentucky Industrial Building Revenue
                                  (Felker Brothers Corp. Project) VRDN 3.05%
                                  due 04/01/2020 (a) ................................        4,240,000
                  2,700,000     Graves County, Kentucky Solid Waste Disposal
                                  Revenue (Waste Management Kentucky LLC
                                  Project) VRDN 3.08% due 03/01/2021 (a) ............        2,700,000
                                Henderson County, Kentucky Hospital Facilities
                                  Revenue (Community Unlimited Methodist) VRDN:
                  3,500,000       (Series A) 2.99% due 12/01/2008 (a) ...............        3,500,000
                  8,590,000       (Series B) 2.99% due 12/01/2025 (a) ...............        8,590,000
                 16,410,000     Hopkins County, Kentucky Hospital Revenue
                                  (Floaters -- Series 730) VRDN 3.05%
                                  due 11/15/2011 (a)(b) .............................       16,410,000
                  2,835,000     Jefferson County, Kentucky Industrial Building
                                  Revenue (Hamilton Printing Project) VRDN 3.13%
                                  due 12/01/2011 (a) ................................        2,835,000
                    900,000     Jefferson County, Kentucky Industrial Building
                                  Revenue (Thomas Development Project) VRDN
                                  3.18% due 04/10/2010 (a) ..........................          900,000
                  9,000,000     Jefferson County, Kentucky PCR (Louisville Gas &
                                  Electric Co.) CP 2.05% due 05/02/2005 .............        9,000,000
                                Jefferson County, Kentucky PCR (Louisville Gas &
                                  Electric Co.) CP:
                 26,000,000       (Series 92-A) 2.50% due 06/07/2005 ................       26,000,000
                 32,200,000       (Series 93-A) 2.10% due 05/05/2005 ................       32,200,000
                  3,000,000       (Series 93-A) 2.35% due 05/05/2005 ................        3,000,000
                 45,200,000     Kenton County, Kentucky Airport Board of Special
                                  Facilities Revenue (Airis Cincinnati LLC --
                                  Series A) VRDN 3.10% due 07/01/2032 (a) ...........       45,200,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Kentucky       $  5,740,000     Kenton County, Kentucky Educational Revenue
(continued)                       (St. Pius X School District Project) VRDN 3.08%
                                  due 06/01/2023 (a) ................................   $    5,740,000
                  9,280,000     Kentucky State Property & Buildings Community
                                  Revenue (Floaters -- Series 1014) VRDN 3.03%
                                  due 08/01/2021 (a)(b) .............................        9,280,000
                  5,400,000     Kentucky State Turnpike Authority EDR (Floaters --
                                  Series 1061) VRDN 3.03% due 07/01/2018 (a)(b) .....        5,400,000
                  7,565,000     Kentucky State Turnpike Authority EDR (ROCS RR
                                  II R 2200) VRDN 3.03% due 07/01/2023 (a)(b) .......        7,565,000
                 20,000,000     Kentucky State Turnpike Authority Resource Recovery
                                  Revenue (Floater Certificates -- Series 488) VRDN
                                  3.03% due 07/01/2007 (a)(b) .......................       20,000,000
                  5,600,000     Louisville & Jefferson County, Kentucky (Sewer &
                                  Drain Systems Revenue (ROCS RR II R 304)
                                  VRDN 3.03% due 05/15/2037 (a)(b) ..................        5,600,000
                  7,400,000     Mercer County, Kentucky PCR (Kentucky Utility Co.
                                  Project -- Series A) CP 2.10% due 05/09/2005 ......        7,400,000
                  2,000,000     Midway, Kentucky Educational Building Revenue
                                  (Midway College Project) VRDN 3.01%
                                  due 10/01/2022 (a) ................................        2,000,000
                  5,000,000     Minor Lane Heights, Kentucky Solid Waste Disposal
                                  Revenue (Waste Management Kentucky LLC
                                  Project) VRDN 3.08% due 03/01/2021 (a) ............        5,000,000
                  7,000,000     Morehead, Kentucky League of Cities (Lease
                                  Program Revenue -- Series A) VRDN 3.01%
                                  due 06/01/2034 (a) ................................        7,000,000
                  2,400,000     Muhlenberg County, Kentucky PCR (Kentucky Utility
                                  Co. Project -- Series A) CP 2.10% due 05/09/2005 ..        2,400,000
                  1,450,000     Ohio County, Kentucky Solid Waste Disposal Revenue
                                  (Waste Management Kentucky LLC Project) VRDN
                                  3.08% due 03/01/2021 (a) ..........................        1,450,000
                 34,395,000     Ohio County, Kentucky PCR (Big Rivers Electric
                                  Corp. Project) VRDN 3.00% due 06/01/2013 (a) ......       34,395,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Kentucky                        Trimble County, Kentucky PCR (Louisville Gas &
(continued)                       Electric Co. Project -- Series A) CP:
               $ 17,500,000       2.02% due 05/02/2005 ..............................   $   17,500,000
                 20,000,000       2.05% due 05/02/2005 ..............................       20,000,000
                 35,800,000       2.05% due 05/04/2005 ..............................       35,800,000
                 24,200,000       2.35% due 05/04/2005 ..............................       24,200,000
------------------------------------------------------------------------------------------------------
Louisiana --      4,500,000     Calcasieu Parish Inc. of Louisiana IDB Environmental
1.5%                              Revenue (Hydroserve Westlake) VRDN 3.06%
                                  due 06/01/2025 (a) ................................        4,500,000
                  5,000,000     East Baton Rouge Mortgage Financing Authority S/F
                                  Revenue (Floaters -- Series 996) VRDN 3.09%
                                  due 06/02/2008 (a)(b) .............................        5,000,000
                  6,090,000     Ernest N. Morial, New Orleans, Louisiana (Exhibit
                                  Hall Authority Special Tax Merlots -- Series A-46)
                                  VRDN 3.08% due 07/15/2028 (a) .....................        6,090,000
                                Jefferson Parish, Louisiana Home Mortgage Authority
                                  S/F Mortgage Revenue (Series B) FXRDN:
                  1,265,300       2.95% due 09/23/2005 ..............................        1,265,300
                 18,115,100       2.95% due 08/25/2036 ..............................       18,115,100
                 12,000,000     Jefferson Parish, Louisiana Hospital Service Revenue
                                  (Putters -- Series 522) VRDN 3.05%
                                  due 12/01/2008 (a)(b) .............................       12,000,000
                 10,600,000     Lake Charles, Louisiana Habor & Revenue District
                                  (Conco Inc. Project -- Series A) VRDN 3.00%
                                  due 09/01/2029 (a) ................................       10,600,000
                                Louisiana Housing Finance Agency Mortgage
                                  Revenue S/F FXRDN:
                 29,664,704       2.91% due 05/31/2005 ..............................       29,664,704
                 11,500,000       3.07% due 04/28/2006 ..............................       11,500,000
                  8,260,000       3.11% due 04/28/2006 ..............................        8,260,000
                  2,360,000     Louisiana Local Government Environmental Facilities
                                  & Community Development Authority Revenue
                                  (Northwestern State University Student Housing --
                                  Series A) VRDN 3.07% due 08/01/2034 (a) ...........        2,360,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Louisiana      $ 10,000,000     Louisiana Public Facilities Authority Lease Revenue
(continued)                       VRDN 3.04% due 06/01/2008 (a) .....................   $   10,000,000
                                Louisiana Public Facilities Authority Revenue
                                  (Air Products & Chemicals Project) VRDN:
                 18,650,000       3.08% due 12/01/2038 (a) ..........................       18,650,000
                  3,400,000       3.08% due 12/01/2039 (a) ..........................        3,400,000
                 16,000,000     Louisiana State Offshore Term Authority Deepwater
                                  Port Revenue (1st Stage A-Loop Inc.) DDN 3.00%
                                  due 09/01/2008 (a) ................................       16,000,000
                 11,305,000     Louisiana State University & Agricultural &
                                  Mechanical College Board VRDN 3.03%
                                  due 07/01/2032 (a) ................................       11,305,000
                  7,875,000     New Orleans, Louisiana IDB M/F Housing Revenue
                                  (LGD Rental Inc. Project) VRDN 3.05%
                                  due 09/01/2038 (a) ................................        7,875,000
                 13,490,000     New Orleans, Louisiana IDB M/F Housing Revenue
                                  VRDN 3.09% due 06/02/2008 (a) .....................       13,490,000
------------------------------------------------------------------------------------------------------
Maine --            760,000     Eastport, Maine IDR (Passamaquoddy Tribe) VRDN
0.3%                              3.10% due 11/01/2006 (a) ..........................          760,000
                  1,270,000     Gray, Maine Revenue (Advance Realty Project)
                                  VRDN 3.03% due 10/01/2011 (a) .....................        1,270,000
                 24,255,000     Maine Finance Authority Revenue (Jackson Lab Issue
                                  2002) VRDN 3.07% due 07/01/2031 (a) ...............       24,255,000
                  6,000,000     Maine State TAN 3.00% due 06/30/2005 ................        6,013,688
                  6,295,000     Maine State BAN 3.00% due 06/23/2005 ................        6,307,588
                  4,065,000     Trenton, Maine Revenue (The Talaria Co. Project)
                                  VRDN 3.14% due 10/15/2015 (a) .....................        4,065,000
------------------------------------------------------------------------------------------------------
Maryland --                     Carroll County, Maryland Revenue (Fairhaven &
0.7%                              Copper) VRDN:
                  7,900,000       (Series-A) 3.03% due 01/01/2034 (a) ...............        7,900,000
                  4,000,000       (Series-B) 3.01% due 01/01/2034 (a) ...............        4,000,000
                 16,915,000     Maryland State Health & Higher Educational
                                  Facilities Authority Revenue (Adventist Health
                                  Care -- Series A) VRDN 3.02% due 01/01/2035 (a) ...       16,915,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Maryland       $  5,000,000     Maryland State Health & Higher Educational
(continued)                       Facilities Authority Revenue
                                  (Floaters -- Series 825)
                                  VRDN 3.03% due 08/15/2038 (a)(b) ..................   $    5,000,000
                                Montgomery County, Maryland (Series 2002) CP:
                 22,500,000       2.17% due 05/05/2005 ..............................       22,500,000
                 10,000,000       2.02% due 05/10/2005 ..............................       10,000,000
                 21,000,000     Montgomery County, Maryland EDR (Riderwood
                                  Village Inc. Project) VRDN 3.05%
                                  due 03/01/2034 (a) ................................       21,000,000
------------------------------------------------------------------------------------------------------
Massachusetts --  5,000,000     Blackstone Valley, Massachusetts Vocational Regional
4.9%                              School District BAN 3.00% due 07/15/2005 ..........        5,012,103
                 38,322,000     Chicopee, Massachusetts BAN 3.25% due 11/17/2005.....       38,560,589
                  4,185,000     Clipper Tax-Exempt Trust Housing Finance Authority
                                  (Series 2000-5) VRDN 3.07% due 06/01/2005 (a)(b)...        4,185,000
                  9,000,000     Gill-Montague, Massachusetts Regional School
                                  District BAN 2.75% due 07/29/2005 .................        9,022,647
                 11,391,500     Harvard, Massachusetts BAN 3.00% due 11/09/2005 .....       11,456,154
                  5,092,000     Hatfield, Massachusetts BAN 2.75% due 07/29/2005 ....        5,104,811
                  8,000,000     King Philip Regional School District BAN 3.50%
                                  due 12/15/2005 ....................................        8,061,416
                 28,750,500     Massachusetts State (Floater Certificates -- Series
                                  716-D) VRDN 3.02% due 08/01/2018 (a)(b) ...........       28,750,500
                 14,780,000     Massachusetts State (Merlots -- Series A-51) VRDN
                                  3.07% due 08/01/2020 (a)(b) .......................       14,780,000
                  3,950,000     Massachusetts State (Series C) VRDN 3.02%
                                  due 08/01/2030 (a) ................................        3,950,000
                  8,850,000     Massachusetts State Development Finance Agency
                                  Revenue (Bancroft School) VRDN 3.05%
                                  due 09/01/2031 (a) ................................        8,850,000
                 10,000,000     Massachusetts State Development Finance Agency
                                  Revenue (Fessenden School) VRDN 3.07%
                                  due 08/01/2031 (a) ................................       10,000,000
                 12,000,000     Massachusetts State Development Finance Agency
                                  Revenue (Brooksby Village Inc. Project) VRDN
                                  3.00% due 07/01/2032 (a) ..........................       12,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Massachusetts  $ 40,000,000     Massachusetts State Development Finance Agency
(continued)                       Revenue (Massachusetts Electric Co. -- Series 04)
                                  CP 2.10% due 05/02/2005 ...........................   $   40,000,000
                 11,400,000     Massachusetts State Development Finance Agency
                                  Revenue (Program IV) CP 2.13% due 05/05/2005 ......       11,400,000
                  9,850,000     Massachusetts State Development Finance Agency
                                  Revenue (Cordis Mills LLC) VRDN 3.05%
                                  due 12/01/2032 (a) ................................        9,850,000
                 14,470,000     Massachusetts State Development Finance Agency
                                  Revenue (Gordon College) VRDN 3.02%
                                  due 09/01/2032 (a) ................................       14,470,000
                 25,000,000     Massachusetts State Development Finance Agency
                                  Revenue (Suffolk University Asset Guaranty)
                                  VRDN 3.10% due 07/01/2032 (a) .....................       25,000,000
                 15,415,000     Massachusetts State Development Finance Agency
                                  Revenue (Groton School) VRDN 3.07%
                                  due 03/01/2034 (a) ................................       15,415,000
                  2,500,000     Massachusetts State Development Finance Agency
                                  Revenue (Walnut Hill School District) VRDN
                                  3.00% due 07/01/2032 (a) ..........................        2,500,000
                  4,925,000     Massachusetts State Development Finance Agency
                                  Revenue (Lesley University) VRDN 3.07%
                                  due 07/01/2033 (a) ................................        4,925,000
                                Massachusetts State Development Finance Agency
                                  Revenue (Wentworth Institute of Technology)
                                  VRDN:
                 11,760,000       3.02% due 10/01/2030 (a) ..........................       11,760,000
                 29,525,000       3.10% due 10/01/2033 (a) ..........................       29,525,000
                  9,000,000     Massachusetts State Health & Educational Facilities
                                  Authority Revenue (Floaters -- Series 954) VRDN
                                  3.03% due 07/01/2024 (a)(b) .......................        9,000,000
                  7,860,000     Massachusetts State Health & Educational Facilities
                                  Authority Revenue (The Boston Home Inc. --
                                  Series B) VRDN 3.02% due 06/01/2032 (a) ...........        7,860,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Massachusetts  $ 15,585,000     Massachusetts State Health & Educational Facilities
(continued)                       Authority Revenue (Partners Healthcare --
                                  Series D-3) VRDN 3.00% due 07/01/2038 (a) .........   $   15,585,000
                                Massachusetts State Industrial Finance Agency
                                  Revenue PCR (New England Power Co. Project --
                                  Series A) CP:
                 40,000,000       2.05% due 05/11/2005 ..............................       40,000,000
                 10,500,000       2.13% due 05/12/2005 ..............................       10,500,000
                 40,950,000       2.33% due 05/20/2005 ..............................       40,950,000
                 20,000,000     Massachusetts State Industrial Finance Agency
                                  Revenue PCR (Groton School Issue -- Series B)
                                  VRDN 3.07% due 03/01/2028 (a) .....................       20,000,000
                 57,760,000     Massachusetts State Water Resource Authority
                                  (Floaters -- Series 742-D) VRDN 3.02%
                                  due 08/01/2019 (a)(b) .............................       57,760,000
                 20,000,000     Mattapoisett, Massachusetts BAN 3.00%
                                  due 09/01/2005 ....................................       20,092,858
                 16,400,000     Municipal Securities Trust Certificates --
                                  Massachusetts State Port Authority SPL Facility
                                  VRDN 3.07% due 04/28/2016 (a)(b) ..................       16,400,000
                  4,000,000     Nashoba, Massachusetts Regional School District
                                  BAN 3.50% due 09/02/2005 ..........................        4,017,351
                  8,000,000     Pembroke, Massachusetts BAN 3.00%
                                  due 08/04/2005 ....................................        8,028,897
                  8,800,000     Spencer East Brookfield, Massachusetts Regional
                                  School District BAN 2.25% due 05/13/2005 ..........        8,802,338
                  1,805,000     University of Massachusetts (Building Authority
                                  Project Revenue ROCS RR II R 6016) VRDN
                                  3.02% due 11/01/2015 (a) ..........................        1,805,000
                 12,341,000     Walpole, Massachusetts BAN 3.25% due 11/03/2005 .....       12,424,304
                 16,000,000     Woburn, Massachusetts BAN 3.00% due 10/07/2005 ......       16,080,723
                  5,000,000     Worcester, Massachusetts BAN 3.00%
                                  due 09/16/2005 ....................................        5,025,089
------------------------------------------------------------------------------------------------------
Michigan --       6,840,000     Chelsea, Michigan Economic Development Corp.
3.8%                              Revenue (Silver Maples of Chelsea) VRDN 3.05%
                                  due 05/15/2028 (a) ................................        6,840,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Michigan       $  5,745,000     Chippewa Valley, Michigan Schools (Floaters --
(continued)                       Series 1081) VRDN 3.03% due 05/01/2034 (a) ........   $    5,745,000
                  8,760,000     Dearborn, Michigan Economic Development Corp.
                                  Revenue (Henry Ford Village Inc. Project) VRDN
                                  3.05% due 10/01/2023 (a) ..........................        8,760,000
                 40,770,000     Detroit, Michigan City School District (Merlots --
                                  Series A-113) VRDN 1.80% due 07/27/2005 (a) .......       40,770,000
                  6,290,000     Detroit, Michigan Sewer Disposal Revenue VRDN
                                  3.08% due 07/01/2028 (a) ..........................        6,290,000
                  2,250,000     Detroit, Michigan Sewer Disposal Revenue (Merlot --
                                  Series B-41) VRDN 3.08% due 07/01/2026 (a)(b) .....        2,250,000
                                Detroit, Michigan Sewer Disposal Revenue Municipal
                                  Securities Trust VRDN:
                  1,155,000       (Series 43) 3.03% due 07/01/2028 (a)(b) ...........        1,155,000
                  6,500,000       (Series 53-A) 3.03% due 07/01/2032 (a)(b) .........        6,500,000
                  3,570,000     Detroit Michigan Water Supply System Revenue
                                  (Putters -- Series 783) VRDN 3.03%
                                  due 01/01/2013 (a)(b) .............................        3,570,000
                 25,740,000     Eastern Michigan University Revenue DDN 3.05%
                                  due 06/01/2027 (a) ................................       25,740,000
                 85,000,000     Michigan Municipal (Series B-2) BAN 3.00%
                                  due 08/23/2005 ....................................       85,373,644
                 21,550,000     Michigan Municipal (Series L 58-J) VRDN 2.90%
                                  due 08/23/2005 (a) ................................       21,550,000
                 50,000,000     Michigan State BAN 3.50% due 09/30/2005 .............       50,307,177
                 15,450,000     Michigan State Higher Educational Facilities
                                  Authority Revenue (Ave Maria School of Law
                                  Project) VRDN 3.05% due 08/01/2026 (a) ............       15,450,000
                  2,720,000     Michigan State Higher Educational Facilities
                                  Authority Revenue Davenport University Project)
                                  VRDN 3.01% due 08/01/2027 (a) .....................        2,720,000
                 65,000,000     Michigan State Hospital Finance Authority Revenue
                                  (Series E) VRDN 3.02% due 12/01/2030 (a) ..........       65,000,000
                 12,995,000     Michigan State Hospital Finance Authority
                                  Revenue (Merlots -- Series K) VRDN 3.08%
                                  due 11/15/2023 (a)(b) .............................       12,995,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Michigan       $ 15,000,000     Michigan State Hospital Finance Authority
(continued)                       Revenue (Crittenton -- Series A) VRDN 3.05%
                                  due 03/01/2030 (a) ................................   $   15,000,000
                  4,230,000     Michigan State Strategic Fund Limited Obligation
                                  Revenue (Weller Truck Parts Project) VRDN 3.15%
                                  due 10/01/2029 (a) ................................        4,230,000
                  3,400,000     Michigan State Strategic Fund Limited Obligation
                                  Revenue (AVL North America Inc. Project) VRDN
                                  3.20% due 04/01/2011 (a) ..........................        3,400,000
                  6,450,000     Michigan State Strategic Fund Limited Obligation
                                  Revenue (Sur-Flo Plastics Inc. Project) VRDN
                                  3.15% due 08/01/2025 (a) ..........................        6,450,000
                  2,325,000     Michigan State Strategic Fund Limited Obligation
                                  Revenue (WE Upjohn Institute Project) VRDN
                                  3.01% due 06/01/2012 (a) ..........................        2,325,000
                                Michigan State Strategic Fund Limited Obligation
                                  Revenue (Detroit Symphony) DDN:
                 19,200,000       (Series A) 3.05% due 06/01/2031 (a) ...............       19,200,000
                 10,550,000       (Series B) 3.05% due 06/01/2031 (a) ...............       10,550,000
                  2,700,000     Michigan State Strategic Fund Limited Obligaton
                                  Revenue (Dow Chemical Project) CP 2.43%
                                  due 05/02/2005 ....................................        2,700,000
                  7,600,000     Municipal Securities Trust Certificates (Class A --
                                  Series 2001 -- 166 Detroit Michigan
                                  Sewer Disposal Revenue) VRDN 3.05%
                                  due 12/15/2021 (a)(b) .............................        7,600,000
                 16,335,000     Northern Michigan University Revenue DDN 3.05%
                                  due 06/01/2031 (a) ................................       16,335,000
                  4,120,000     Oakland County, Michigan Economic Development
                                  Corp. Limited Obligation Revenue (Su Dan Co.
                                  Project) VRDN 3.15% due 07/01/2024 (a) ............        4,120,000
                  9,040,000     Oakland County, Michigan Economic Development
                                  Corp. Limited Obligation Revenue (Pontiac Vision
                                  Schools Project) VRDN 3.05% due 08/01/2020 (a) ....        9,040,000
                  5,805,000     Oakland University, Michigan Revenue (ROCS RR II
                                  R 2154) VRDN 3.02% due 05/15/2022 (a)(b) ..........        5,805,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Michigan       $  4,300,000     Sturgis, Michigan Public School District (Putters --
(continued)                       Series 728) VRDN 3.03% due 11/01/2012 (a)(b) ......   $    4,300,000
                 11,755,000     Wayne County, Michigan Airport Authority
                                  Revenue (ROCS RR II R 353) VRDN 3.03%
                                  due 12/01/2017 (a)(b) .............................       11,755,000
------------------------------------------------------------------------------------------------------
Minnesota --     16,200,000     Dakota County, Minnesota Community
1.5%                              Development Agency M/F Housing Revenue
                                  (Regatta Commons Project -- Series A) DDN
                                  3.15% due 01/01/2038 (a) ..........................       16,200,000
                 10,000,000     Dakota County, Minnesota Community Development
                                  Agency M/F Housing Revenue (Brentwood Hills
                                  Apartments Project -- Series A) DDN 3.15%
                                  due 09/01/2038 (a) ................................       10,000,000
                 17,467,500     Duluth, Minnesota EDA Health Care Facilities
                                  Revenue (Floaters -- Series 895) VRDN 3.05%
                                  due 02/15/2020 (a)(b) .............................       17,467,500
                  2,800,000     Hennepin County, Minnesota Housing and
                                  Redevelopment Authority M/F Revenue (Stone
                                  Arch Apartments Project) VRDN 3.05%
                                  due 04/15/2035 (a) ................................        2,800,000
                 26,476,000     Minneapolis St. Paul (Series A) CP 2.05%
                                  due 05/16/2005 ....................................       26,476,000
                  2,500,000     Minneapolis, Minnesota Revenue (Minnehaha
                                  Academy Project) DDN 3.15% due 05/01/2026 (a)......        2,500,000
                 12,500,000     Minnesota Rural Water Finance Authority (Public
                                  Project -- Series B) BAN 3.00% due 10/01/2005 .....       12,564,603
                  2,170,000     Minnesota State (ROCS RR II R 4065) VRDN 3.03%
                                  due 08/01/2023 (a)(b) .............................        2,170,000
                                  Rochester, Minnesota Health Care Facilities (Mayo
                                  Foundation) CP:
                 11,100,000       (Series C) 2.05% due 05/10/2005 ...................       11,100,000
                 20,000,000       (Series 00-C) 2.03% due 05/11/2005 ................       20,000,000
                 14,000,000       (Series 00-C) 2.03% due 05/20/2005 ................       14,000,000
                 13,750,000       (Series 01-B) 2.03% due 05/20/2005 ................       13,750,000
                  5,000,000       (Series 01-B) 2.08% due 05/20/2005 ................        5,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Minnesota      $ 15,000,000     (Series 01-D) 2.05% due 05/10/2005 ..................   $   15,000,000
(continued)       4,100,000     (Series 88-E) 2.08% due 05/20/2005 ..................        4,100,000
                 17,550,000     University of Minnesota (Series A) VRDN 3.07%
                                  due 01/01/2034 (a) ................................       17,550,000
------------------------------------------------------------------------------------------------------
Mississippi --    5,450,000     Medical Center Educational Building Corp.
0.7%                              Mississippi Revenue (Pediatric Facilities Project)
                                  VRDN 3.00% due 06/01/2034 (a) .....................        5,450,000
                 10,000,000     Mississippi Business Finance Corp. Solid Waste
                                  Disposal Revenue (Mississippi Power Co. Project)
                                  DDN 3.12% due 05/01/2028 (a) ......................       10,000,000
                 12,500,000     Mississippi Home Corp. Lease Purchase Revenue
                                  VRDN 3.09% due 10/01/2007 (a) .....................       12,500,000
                 28,255,000     Mississippi Home Corp. S/F Revenue (Floaters --
                                  Series 714) VRDN 3.09% due 10/03/2005 (a)(b) ......       28,255,000
                 25,388,000     Mississippi State Hospital Equipment & Facilities
                                  Authority Revenue (North Mississippi Health
                                  Services -- Series 1) CP 2.40% due 06/09/2005 .....       25,388,000
                 11,750,000     Mississippi State Hospital Equipment & Facilities
                                  Authority Revenue (North Mississippi Health
                                  Services -- Series 1) VRDN 3.03%
                                  due 05/15/2030 (a) ................................       11,750,000
------------------------------------------------------------------------------------------------------
Missouri --       3,600,000     Cabool, Missouri IDA IDR (Ameriduct Worldwide
2.1%                              Inc. Project) VRDN 3.23% due 05/01/2010 (a) .......        3,600,000
                  4,500,000     Kansas City, Missouri IDA Revenue (Ewing Marion
                                  Kaufman Foundation) DDN 3.05%
                                  due 04/01/2027 (a) ................................        4,500,000
                 32,100,000     Missouri Higher Educational Loan Authority
                                  (Student Loan Revenue -- Series B) VRDN 3.03%
                                  due 06/01/2020 (a) ................................       32,100,000
                 14,815,000     Missouri State Development Finance Board Lease
                                  Revenue (Missouri Associate Municipal Utilities
                                  Lease) DDN 3.10% due 06/01/2033 (a) ...............       14,815,000
                  6,000,000     Missouri State Housing Development Community S/F
                                  Mortgage Revenue FXRDN 2.99% due 05/15/2006........        6,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Missouri       $ 26,550,000     Missouri State Health & Higher Educational Facilities
(continued)                       Authority Revenue (Bethesda Health Group --
                                  Series A) DDN 3.10% due 08/01/2031 (a) ............   $   26,550,000
                 48,700,000     Missouri State Health & Higher Educational Facilities
                                  Authority Revenue (BJC Health System -- Series B)
                                  DDN 3.05% due 05/15/2034 (a) ......................       48,700,000
                                Missouri State Health & Higher Educational Facilities
                                  Authority Revenue (Pooled Hospital Loan Program)
                                  VRDN:
                  3,965,000       (Series B) 3.26% due 08/01/2029 (a) ...............        3,965,000
                  3,500,000       (Series C) 3.10% due 08/01/2034 (a) ...............        3,500,000
                 25,900,000     Missouri State Health & Higher Educational Facilities
                                  Authority Revenue (Christian Brothers -- Series A)
                                  DDN 3.10% due 10/01/2032 (a) ......................       25,900,000
                 18,040,000     Missouri State Health & Higher Educational Facilities
                                  Authority Revenue (Louis University -- Series A)
                                  DDN 3.10% due 10/01/2016 (a) ......................       18,040,000
                  6,800,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (Bethesda Health Group --
                                  Series A) DDN 3.10% due 08/01/2031 (a) ............        6,800,000
                  9,370,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (Pooled Hospital -- Series B)
                                  VRDN 3.26% due 08/01/2029 (a) .....................        9,370,000
                  3,175,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (Saint Louis University) DDN
                                  3.10% due 07/01/2032 (a) ..........................        3,175,000
                 21,880,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (Saint Louis University --
                                  Series B) DDN 3.10% due 10/01/2024 (a) ............       21,880,000
                  7,585,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (Ranken Tech College) DDN
                                  3.10% due 11/15/2017 (a) ..........................        7,585,000
                  5,400,000     Missouri State Health & Educational Facilities
                                  Authority Revenue (De Smet Jesuit High School)
                                  DDN 3.10% due 11/01/2027 (a) ......................        5,400,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Missouri       $  4,300,000     Saint Charles County, Missouri IDA M/F Revenue
(continued)                       (Peine Lakes Apartments Project) VRDN 3.05%
                                  due 02/01/2039 (a) ................................   $    4,300,000
                                Saint Louis County, Missouri IDA M/F Housing
                                  Revenue (Metro Lofts Apartments) VRDN:
                 13,250,000       (Series A) 3.05% due 03/15/2036 (a) ...............       13,250,000
                  4,050,000       (Series C) 3.08% due 09/15/2036 (a) ...............        4,050,000
                  1,035,000     Sikeston, Missouri IDA Revenue (Heritage American
                                  Homes LP/North Ridge Homes Inc. Project) VRDN
                                  3.14% due 07/01/2009 (a) ..........................        1,035,000
------------------------------------------------------------------------------------------------------
Montana --       10,940,000     Helena, Montana Higher Educational Revenue
0.2%                              (Carroll College Campus Housing) DDN 3.10%
                                  due 10/01/2032 (a) ................................       10,940,000
                  9,250,000     Montana State Board Investment Municipal Finance
                                  FXRDN 2.60% due 03/01/2006 ........................        9,250,000
------------------------------------------------------------------------------------------------------
Nebraska --      38,573,000     Lincoln, Nebraska Electric System Revenue CP 2.40%
0.8%                              due 05/09/2005 ....................................       38,573,000
                 11,000,000     Nebraska Public Power District Revenue CP 2.40%
                                  due 05/09/2005 ....................................       11,000,000
                                Nebraska Public Power District Revenue Eagle
                                  VRDN:
                  3,235,000       (2004-0014) 3.03% due 01/01/2035 (a) ..............        3,235,000
                  3,335,000       (2004-0016) 3.03% due 01/01/2035 (a) ..............        3,335,000
                                Omaha Public Power District Nebraska Electric
                                  Revenue (Series A) CP:
                 25,000,000       2.05% due 05/04/2005 ..............................       25,000,000
                 25,500,000       2.20% due 05/09/2005 ..............................       25,500,000
------------------------------------------------------------------------------------------------------
Nevada --        19,400,000     Clark County, Nevada IDR (Nevada Cogeneration I
0.7%                              Project) DDN 3.10% due 11/01/2020 (a) .............       19,400,000
                  5,960,000     Clark County, Nevada (ROCS RR II R 1035) VRDN
                                  3.03% due 06/01/2021 (a) ..........................        5,960,000
                  5,880,000     Clark County, Nevada School District (Merlots --
                                  Series B02) VRDN 3.08% due 06/15/2019 (a)(b) ......        5,880,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Nevada         $  7,150,000     Director State, Nevada Business & Industry Solid
(continued)                       Waste Disposal Revenue (Republic Service Inc.
                                  Project) VRDN 3.34% due 12/01/2034 (a) ............   $    7,150,000
                 11,290,000     Eagle Tax-Exempt Trust -- Clark County, Nevada
                                  School District (Series 962804) VRDN 3.03%
                                  due 06/15/2015 (a)(b) .............................       11,290,000
                  6,000,000     Henderson, Nevada Public Housing Revenue
                                  (Pueblo II -- Series B) VRDN 3.12%
                                  due 08/01/2026 (a) ................................        6,000,000
                  8,390,000     Las Vegas, Nevada Convention & Visitors Authority
                                  Revenue (Putters -- Series 802) VRDN 3.03%
                                  due 01/01/2013 (a)(b) .............................        8,390,000
                  9,980,000     Las Vegas Valley, Nevada Water District (Merlots --
                                  B-10) VRDN 3.08% due 06/01/2024 (a)(b) ............        9,980,000
                 16,855,000     Truckee Meadows, Nevada Water Authority Revenue
                                  (Municipal Security Trust Receipts -- Series SGA
                                  137) VRDN 3.05% due 07/01/2030 (a)(b) .............       16,855,000
------------------------------------------------------------------------------------------------------
New              11,000,000     New Hampshire Health & Educational Facilities
Hampshire --                      Authority Revenue (Floaters -- Series 866) VRDN
0.9%                              3.05% due 08/15/2021 (a) ..........................       11,000,000
                  5,475,000     New Hampshire Higher Educational & Health
                                  Facility Authority Revenue (Floaters -- Series 772)
                                  VRDN 3.05% due 01/10/2017 (a)(b) ..................        5,475,000
                  9,890,000     New Hampshire Higher Educational & Health
                                  Facility Authority Revenue (Wentworth Douglass
                                  Hospital Radianassurance) DDN 3.15%
                                  due 01/01/2031 (a) ................................        9,890,000
                                New Hampshire State Business Finance Authority
                                  PCR (NEPCO) CP:
                 46,000,000       2.10% due 05/09/2005 ..............................       46,000,000
                 35,850,000       2.18% due 05/25/2005 ..............................       35,850,000
                  3,480,000     New Hampshire State Business Finance Authority
                                  Industrial Facilities Revenue (Wiggins Airways Inc.)
                                  VRDN 3.07% due 12/01/2033 (a) .....................        3,480,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
New Hampshire  $  2,240,000     New Hampshire State Business Finance Authority
(continued)                       Industrial Facilities Revenue (JMT Properties LLC)
                                  VRDN 3.09% due 07/01/2018 (a) .....................   $    2,240,000
                  2,625,000     New Hampshire State Business Finance Authority
                                  Revenue (Montgomery Wire Corp.) VRDN 3.07%
                                  due 02/01/2014 (a) ................................        2,625,000
------------------------------------------------------------------------------------------------------
New Jersey --    11,325,000     New Jersey State Transportation Trust Fund Authority
0.1%                              (Eagle 72005-0001 -- Series A) VRDN 3.02%
                                  due 12/15/2021 (a)(b) .............................       11,325,000
------------------------------------------------------------------------------------------------------
New Mexico --     5,160,000     Bernalillo County, New Mexico Gross Receipts
0.7%                              Tax Revenue (Macon Trusts) VRDN 3.03%
                                  due 04/01/2027 (a)(b) .............................        5,160,000
                  3,000,000     New Mexico Finance Authority Revenue (Floaters --
                                  Series 949) VRDN 3.01% due 06/15/2012 (a)(b) ......        3,000,000
                                New Mexico Mortgage Finance Authority S/F
                                  FXRDN:
                 53,173,631       2.87% due 03/01/2006 ..............................       53,173,631
                 13,417,311       2.86% due 09/23/2005 ..............................       13,417,311
                 15,000,000     New Mexico State (Floaters Trust -- Series L38)
                                  VRDN 3.08% due 06/30/2005 (a)(b) ..................       15,000,000
------------------------------------------------------------------------------------------------------
New York --      20,400,000     Binghamton, New York BAN 3.00% due 09/22/2005 .......       20,502,857
3.4%              5,000,000     Commack, New York Central School District BAN
                                  3.00% due 11/18/2005 ..............................        5,025,622
                 10,000,000     Hilton, New York Central School District BAN
                                  3.00% due 06/23/2005 ..............................       10,019,397
                  9,265,000     Long Island Power Authority, New York Electric
                                  System Revenue (Floaters -- Series 822) VRDN
                                  3.01% due 09/01/2029 (a)(b) .......................        9,265,000
                 60,715,000     Metropolitan Transportation Authority, New York
                                  Revenue (Floaters -- Series 823-D) VRDN 3.01%
                                  due 11/15/2023 (a)(b) .............................       60,715,000
                 35,000,000     New York, New York (ROCS RR II R 251) VRDN
                                  3.06% due 12/15/2019 (a)(b) .......................       35,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
New York       $106,500,000     New York, New York City IDA Revenue Liberty
(continued)                       (1 Bryant Park LLC -- Series B) DDN 3.07%
                                  due 11/01/2039 (a) ................................   $  106,500,000
                 40,000,000     New York, New York City IDA Revenue Liberty
                                  (1 Bryant Park LLC -- Series A) VRDN 2.97%
                                  due 11/01/2039 (a) ................................       40,000,000
                 30,315,000     Rochester, New York (Series II) BAN 3.00%
                                  due 10/21/2005 ....................................       30,471,470
                 10,000,000     Rochester, New York (Series III) RAN 3.00%
                                  due 06/30/2005 ....................................       10,019,530
                  7,620,074     Sidney, New York Central School District BAN 3.00%
                                  due 06/30/2005 ....................................        7,635,555
                 50,000,000     Suffolk County, New York (Series I) TAN 3.25%
                                  due 08/16/2005 ....................................       50,190,936
                                Ulster County, New York BAN:
                 25,000,000       2.75% due 06/10/2005 ..............................       25,030,986
                 14,000,000       3.00% due 11/18/2005 ..............................       14,071,742
------------------------------------------------------------------------------------------------------
North            20,000,000     North Carolina Housing Finance Agency (Home
Carolina --                       Ownership -- Series 17-C) VRDN 3.03%
1.0%                              due 07/01/2033 (a) ................................       20,000,000
                 18,135,000     North Carolina Medical Care Community Retirement
                                  Revenue (Adult Community Services -- Series B)
                                  DDN 3.05% due 11/15/2009 (a) ......................       18,135,000
                 24,370,000     North Carolina Medical Care Community Health
                                  Care Facilities Revenue (Carol Woods Project) DDN
                                  3.07% due 04/01/2031 (a) ..........................       24,370,000
                 42,010,000     North Carolina State GO VRDN 3.00%
                                  due 06/01/2019 (a) ................................       42,010,000
                 23,460,000     North Carolina State (Eagle 7200-5021 CL A) VRDN
                                  3.03% due 03/01/2020 (a)(b) .......................       23,460,000
------------------------------------------------------------------------------------------------------
North Dakota --  32,880,000     Ward County, North Dakota Health Care Facilities
0.3%                              Revenue (Trinity Obligation Group -- Series A)
                                  DDN 3.10% due 07/01/2029 (a) ......................       32,880,000
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Ohio --        $  8,000,000     ABN-AMRO Muni Tops -- Cincinnati Ohio City
5.0%                              School District (Series 2003-34) VRDN 3.03%
                                  due 12/01/2011 (a)(b) .............................   $    8,000,000
                  5,035,000     ABN-AMRO Muni Tops -- University of Cincinnati
                                  Ohio General Receipts (Series 2004-04) VRDN
                                  3.03% due 06/01/2012 (a)(b) .......................        5,035,000
                  4,995,000     ABN-AMRO Muni Tops -- Certificates Trust (Series
                                  2004-23) VRDN 3.03% due 12/01/2011 (a)(b) .........        4,995,000
                 10,000,000     Akron, Ohio BAN 2.75% due 11/03/2005 ................       10,042,500
                  1,705,000     Barberton, Ohio BAN 4.00% due 04/12/2006 ............        1,723,865
                  2,100,000     Brunswick, Ohio BAN 2.50% due 05/26/2005 ............        2,101,201
                  5,295,000     Butler County, Ohio Hospital Facilities Revenue
                                  (Middletown Regional Hosptial) VRDN 3.03%
                                  due 11/01/2010 (a) ................................        5,295,000
                  5,000,000     Cincinnati, Ohio City School District (Series 2004-34)
                                  VRDN 3.02% due 12/01/2031 (a) .....................        5,000,000
                  4,420,000     Cincinnati, Ohio City School District (Series 682)
                                  VRDN 3.03% due 12/01/2011 (a) .....................        4,420,000
                  5,000,000     Cleveland-Cuyahoga County, Ohio Port Authority
                                  Cultural Facilities Revenue (Playhouse
                                  Square Foundation Project) VRDN 3.00%
                                  due 11/15/2034 (a) ................................        5,000,000
                  9,300,000     Clinton County, Ohio Hospital Revenue
                                  (McCullough-Hydro Project -- Series B-1) VRDN
                                  3.02% due 11/01/2020 (a) ..........................        9,300,000
                  9,300,000     Clinton County, Ohio Hospital Revenue (Series D-1)
                                  VRDN 3.12% due 12/01/2015 (a) .....................        9,300,000
                  3,064,000     Clipper Tax-Exempt Trust -- Ohio Housing
                                  Finance Agency (Series 2000-4) VRDN 3.11%
                                  due 06/01/2005 (a)(b) .............................        3,064,000
                  5,225,000     Columbus, Ohio City School District (ROCS RR II R
                                  2128) VRDN 3.02% due 12/01/2021 (a) ...............        5,225,000
                 10,000,000     Columbus, Ohio Regional Apartment Authority
                                  Revenue (Series A) VRDN 3.01%
                                  due 01/01/2030 (a) ................................       10,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Ohio           $  4,250,000     Cuyahoga County, Ohio Civic Facilities Revenue
(continued)                       Center for Families & Children VRDN 3.07%
                                  due 06/01/2024 (a) ................................   $    4,250,000
                  9,825,000     Cuyahoga County, Ohio Hospital Facilities Revenue
                                  (Jennings Center) VRDN 3.07% due 11/01/2023 (a)....        9,825,000
                  7,737,000     Cuyahoga County, Ohio Hospital Facilities Revenue
                                  (Metrohealth System Project) VRDN 3.05%
                                  due 03/01/2033 (a) ................................        7,737,000
                  4,900,000     Cuyahoga County, Ohio Hospital Facilities Revenue
                                  (Sisters of Charity Health System) VRDN 3.03%
                                  due 11/01/2030 (a) ................................        4,900,000
                  2,105,000     Cuyahoga County, Ohio M/F Revenue (St. Vitus
                                  Village Apartments Project) VRDN 3.07%
                                  due 06/01/2022 (a) ................................        2,105,000
                                Cuyahoga County, Ohio Revenue (Cleveland Clinic)
                                  DDN:
                 31,500,000       (Series B-1) 3.10% due 01/01/2039 (a) .............       31,500,000
                 12,500,000       (Series B-3) 3.10% due 01/01/2039 (a) .............       12,500,000
                  4,655,000     Deerfield Township, Ohio (Tax Increment Revenue --
                                  Series B) VRDN 3.03% due 12/01/2022 (a) ...........        4,655,000
                  3,070,000     Dover, Ohio BAN 3.75% due 04/06/2006 ..............          3,097,816
                  3,500,000     Eagle Tax-Exempt Trust -- Ohio Water Development
                                  Authority (Ohio Edison) VRDN 3.02%
                                  due 07/01/2015 (a)(b) .............................        3,500,000
                 13,800,000     Eagle Tax-Exempt Trust -- Ohio Edison (Series
                                  953501) VRDN 3.02% due 07/01/2015 (a)(b) ..........       13,800,000
                 15,000,000     Eagle Tax-Exempt Trust -- Cleveland Water (Series
                                  983501) VRDN 3.02% due 01/01/2025 (a)(b) ..........       15,000,000
                 22,065,000     Eagle Tax-Exempt Trust -- Ohio State Turnpike
                                  Revenue (Series 983502) VRDN 3.02%
                                  due 02/15/2020 (a)(b) .............................       22,065,000
                  8,725,000     Franklin County, Ohio Hospital Revenue (Children's
                                  Hospital) VRDN 3.00% due 11/01/2025 (a) ...........        8,725,000
                 10,305,000     Franklin County, Ohio Hospital Revenue (Children's
                                  Hospital Project Ambac) VRDN 3.00%
                                  due 11/01/2033 (a) ................................       10,305,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Ohio           $  4,160,000     Franklin County, Ohio M/F Revenue
(continued)                       (Community Housing Network) VRDN 3.07%
                                  due 03/01/2027 (a) ................................   $    4,160,000
                  7,105,000     Geauga County, Ohio Revenue (Sisters of Notre Dame
                                  Project) VRDN 3.07% due 08/01/2016 (a) ............        7,105,000
                 20,245,000     Greene County, Ohio Sewer System Revenue (ROCS
                                  RR II R 347) VRDN 3.02% due 12/01/2025 (a)(b) .....       20,245,000
                 13,750,000     Hamilton County, Ohio Hospital Facilities Revenue
                                  (Children's Hospital Medical Center) VRDN 2.99%
                                  due 05/15/2017 (a) ................................       13,750,000
                 10,615,000     Hamilton County, Ohio Parking System Revenue
                                  VRDN 2.99% due 12/01/2026 (a) .....................       10,615,000
                 20,305,000     Hamilton County, Ohio Student Housing Revenue
                                  (Stratford Heights Project) VRDN 3.07%
                                  due 08/01/2036 (a) ................................       20,305,000
                 11,570,000     Hamilton County, Ohio Student Housing Revenue
                                  (Block 3 Project) VRDN 3.07% due 08/01/2036 (a) ...       11,570,000
                  4,525,000     Henry County, Ohio BAN 3.25% due 03/23/2006 .........        4,552,558
                  7,500,000     Huron County, Ohio Hospital Facilities Revenue
                                  (Norwalk Area Health System) VRDN 3.00%
                                  due 12/01/2027 (a) ................................        7,500,000
                 10,000,000     Jackson, Ohio Hospital Facilities Revenue (Health
                                  System Inc. Radianassurance) VRDN 3.05%
                                  due 10/01/2029 (a) ................................       10,000,000
                  5,000,000     Kent, Ohio BAN 2.75% due 10/20/2005 .................        5,019,634
                  4,600,000     Licking County, Ohio IDR (Renosol Corp. Project)
                                  VRDN 3.15% due 06/01/2030 (a) .....................        4,600,000
                  3,655,000     Lucas-Beacon Place Housing Development Corp. M/F
                                  Revenue (Beacon Place Apartments Project)
                                  FXRDN 3.00% due 09/15/2005 ........................        3,655,000
                  4,700,000     Mason, Ohio BAN 2.75% due 05/26/2005 ................        4,703,483
                  3,000,000     Mayfield Heights, Ohio BAN 3.25% due 01/26/2006 .....        3,018,419
                  1,695,000     Mentor, Ohio IDR (Risch Investments/Roll-Kraft
                                  Project) VRDN 3.15% due 08/01/2017 (a) ............        1,695,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Ohio           $ 11,435,000     Middleburg Heights, Ohio Hospital Revenue
(continued)                       (Southwest General Health) VRDN 3.03%
                                  due 08/15/2022 (a) ................................   $   11,435,000
                  2,600,000     Montgomery County, Ohio EDR (Benjamin &
                                  Marian Project -- Series A) VRDN 3.07%
                                  due 04/01/2011 (a) ................................        2,600,000
                                Montgomery County, Ohio Health Revenue (Miami
                                  Valley Hospital -- Series 1998-B) CP:
                 50,000,000       2.06% due 05/06/2005 ..............................       50,000,000
                 50,000,000       2.45% due 06/10/2005 ..............................       50,000,000
                 46,700,000     Montgomery County, Ohio Health Revenue (Miami
                                  Valley Hospital -- Series 1998-A) DDN 3.05%
                                  due 11/15/2022 (a) ................................       46,700,000
                 12,000,000     Municipal Securities Trust Certificates (Class A --
                                  Series 104) VRDN 3.05% due 11/14/2017 (a)(b) ......       12,000,000
                  3,000,000     North Canton, Ohio Water System BAN 3.25%
                                  due 02/15/2006 ....................................        3,016,253
                  1,300,000     Ohio State Air Quality Development Authority
                                  Revenue (Cincinnati Gas & Electric -- Series B)
                                VRDN 3.25% due 09/01/2030 (a) .......................        1,300,000
                  3,200,000     Ohio State Building Authority (Putters -- Series 790)
                                  VRDN 3.03% due 10/01/2012 (a) .....................        3,200,000
                  7,320,000     Ohio State EDR (Goodwill Industrial Miami Valley
                                  Project) VRDN 3.03% due 06/01/2023 (a) ............        7,320,000
                  4,000,000     Ohio State Higher Educational Facilities Revenue
                                  (Ashland University Project) VRDN 3.05%
                                  due 09/01/2024 (a) ................................        4,000,000
                  1,680,000     Ottawa County, Ohio IDR (Adrian Sand & Stone Inc.
                                  Project) VRDN 3.13% due 10/01/2008 (a) ............        1,680,000
                  1,975,000     Painesville, Ohio (Series 2005-1) BAN 3.25%
                                  due 03/23/2006 ....................................        1,986,161
                  7,780,000     Port Authority of Columbiana County, Ohio IDR
                                  (GEI of Columbiana Inc. Project) VRDN 3.13%
                                  due 06/01/2022 (a) ................................        7,780,000
                  2,370,000     Princeton, Ohio City School District (Series 50-A)
                                  VRDN 3.02% due 12/01/2030 (a) .....................        2,370,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Ohio           $  6,400,000     Richland County, Ohio Revenue (Mansfield Area
(continued)                       YMCA Project) VRDN 3.07% due 11/01/2019 (a) .......   $    6,400,000
                  4,000,000     Richland County, Ohio Sanitary Sewer BAN 3.00%
                                  due 11/09/2005 ....................................        4,022,072
                  8,975,000     Salem, Ohio Civic Facilities Revenue (Salem
                                  Community Center Inc. Project) VRDN 3.07%
                                  due 06/01/2027 (a) ................................        8,975,000
                                South Lebanon Villiage, Ohio M/F Revenue
                                  (Housing -- Pedcor Invests -- Cedars) VRDN:
                  7,700,000       (Series A) 3.20% due 09/01/2038 (a) ...............        7,700,000
                  1,100,000       (Series B) 3.05% due 09/01/2038 (a) ...............        1,100,000
                  1,600,000     Springboro, Ohio BAN 2.75% due 05/26/2005 ...........        1,601,186
                  8,375,000     University of Toledo, Ohio General Receipts DDN
                                  3.05% due 06/01/2032 (a) ..........................        8,375,000
                  3,990,000     Willoughby, Ohio IDR (Kennedy Group Inc. Project)
                                  VRDN 3.13% due 09/01/2018 (a) .....................        3,990,000
                  1,540,000     Wood County, Ohio IDR (GHT Property
                                  Management LLC Project) VRDN 3.14%
                                  due 08/01/2019 (a) ................................        1,540,000
                  2,085,000     Wood County, Ohio IDR (TL INDS & AMPP Inc.
                                  Project) VRDN 3.13% due 05/01/2011 (a) ............        2,085,000
------------------------------------------------------------------------------------------------------
Oklahoma --                     Cleveland County, Oklahoma Development Authority
1.6%                              S/F Revenue FXRDN:
                  4,100,000       2.95% due 05/25/2005 ..............................        4,100,000
                  4,185,000       3.01% due 04/25/2006 ..............................        4,185,000
                 19,698,349     Comanche County, Oklahoma Home Finance S/F
                                  Revenue Notes (Series A) FXRDN 2.92%
                                  due 04/03/2006 ....................................       19,698,349
                  3,634,251     Comanche County, Oklahoma Home Finance S/F
                                  Revenue Notes (Series A) FXRDN 2.53%
                                  due 05/02/2005 ....................................        3,634,251
                  7,445,451     Grand Gateway Home Finance Authority S/F
                                  Mortgage Revenue (Series A) FXRDN 2.87%
                                  due 02/01/2006 ....................................        7,445,451

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Oklahoma       $  5,415,000     Oklahoma County, Oklahoma Finance Authority
(continued)                       Revenue (Oklahoma County Housing Preservation)
                                  VRDN 3.15% due 01/01/2033 (a) .....................   $    5,415,000
                 21,410,000     Oklahoma Development Finance Authority Revenue
                                  (Inverness Village -- Continuing Care Retirement --
                                  Series C) DDN 3.10% due 02/01/2012 (a) ............       21,410,000
                  5,000,000     Oklahoma Development Finance Authority Revenue
                                  (ConocoPhillips Co. Project) FXRDN 2.42%
                                  due 12/01/2005 ....................................        5,000,000
                  2,600,000     Oklahoma City, Oklahoma (Putters -- Series 743)
                                  VRDN 3.03% due 03/01/2013 (a)(b) ..................        2,600,000
                                Oklahoma County, Oklahoma Home Finance
                                  Authority S/F Mortgage Revenue (Series A)
                                  FXRDN:
                  5,492,094       2.93% due 05/02/2005 ..............................        5,492,094
                 42,356,793       2.93% due 05/01/2006 ..............................       42,356,793
                 47,848,887       3.12% due 05/01/2006 ..............................       47,848,887
                 10,039,142     Oklahoma County, Oklahoma Home Finance
                                  Authority S/F Mortgage Revenue (Series D) FXRDN
                                  2.87% due 02/01/2006 ..............................       10,039,142
                                Oklahoma Housing Finance Agency S/F Revenue
                                  FXRDN:
                  4,079,000       2.85% due 05/25/2005 ..............................        4,079,000
                  4,146,000       2.85% due 08/31/2005 ..............................        4,146,000
                  9,000,000     Payne County, Oklahoma EDA Student Housing
                                  Revenue (Student Project -- Series B) VRDN 3.04%
                                  due 07/01/2037 (a) ................................        9,000,000
                  4,495,000     Tulsa County, Oklahoma Home Finance Authority S/F
                                  Mortgage Revenue (Floaters -- Series 1020) VRDN
                                  3.09% due 04/03/2006 (a)(b) .......................        4,495,000
                  2,180,000     Tulsa County, Oklahoma Home Finance Authority S/F
                                  Mortgage Revenue (Series A) FXRDN 2.92%
                                  due 04/03/2006 ....................................        2,180,000
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Oregon --      $ 10,000,000     ABN-AMRO Muni Tops -- Portland, Oregon (Series
1.5%                              2001-4) VRDN 3.03% due 06/01/2009 (a)(b) ..........   $   10,000,000
                  3,827,000     Clackamas County, Oregon Health Facilities
                                  Authority Hospital Revenue (Floaters -- Series 689)
                                  VRDN 3.07% due 12/25/2005 (a)(b) ..................        3,827,000
                  8,250,000     Multnomah County, Oregon Hospital Facilities
                                  Authority Revenue (Holladay Park Plaza Revenue
                                  Project) DDN 3.06% due 11/15/2033 (a) .............        8,250,000
                 25,000,000     Oregon State (Floaters Trust -- Series L73J --
                                  Region D) VRDN 3.08% due 06/30/2005 (a)(b) ........       25,000,000
                  4,995,000     Oregon State (ROCS RR II R 6001) VRDN 3.03%
                                  due 08/01/2022 (a)(b) .............................        4,995,000
                  7,000,000     Oregon State Facilities Authority Revenue (Oregon
                                  Episcopal School Project -- Series A) VRDN 3.07%
                                  due 10/01/2034 (a) ................................        7,000,000
                                Oregon State EDR (Newsprint Co. Project) DDN:
                 21,900,000       (Series 197) 3.08% due 08/01/2025 (a) .............       21,900,000
                 16,070,000       (Series 197) 3.08% due 12/01/2025 (a) .............       16,070,000
                 18,600,000       (Series 202) 3.08% due 04/01/2026 (a) .............       18,600,000
                 13,000,000       (Series 203) 3.08% due 12/01/2026 (a) .............       13,000,000
                  5,360,000     Oregon State Health, Housing, Educational &
                                  Cultural Facilities Authority (Assumption
                                  Village Project -- Series A) VRDN 3.02%
                                  due 03/01/2033 (a) ................................        5,360,000
                                Oregon State Health Sciences University Revenue
                                  (Oshu Medical Group Project) VRDN:
                 15,000,000       (Series A) 3.01% due 07/01/2033 (a) ...............       15,000,000
                 24,000,000       (Series B) 3.01% due 07/01/2033 (a) ...............       24,000,000
                  1,730,000     Portland, Oregon Sewer Systems Revenue (Putters --
                                  Series 614) VRDN 3.03% due 10/01/2012 (a)(b) ......        1,730,000
                  7,750,000     Portland, Oregon EDR (Broadway Project -- Series A)
                                  VRDN 3.02% due 04/01/2035 (a) .....................        7,750,000
                  4,255,000     Tri-City, Oregon Revenue (Putters -- Series 787)
                                  VRDN 3.03% due 03/01/2013 (a)(b) ..................        4,255,000
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Pennsylvania -- $ 22,395,000    Allegheny County, Pennsylvania IDA Health &
2.4%                              Housing Facilities Revenue (Longwood -- Series B)
                                  DDN 3.05% due 07/01/2027 (a) ......................   $   22,395,000
                 11,455,000     Allegheny County, Pennsylvania (Series C-51) FXRDN
                                  2.80% due 08/01/2005 ..............................       11,455,000
                 13,250,000     Delaware County, Pennsylvania IDA (Exelon
                                  Generating -- Series 01-A) CP 2.32%
                                  due 05/20/2005 ....................................       13,250,000
                 47,000,000     Emmaus, Pennsylvania General Authority Revenue
                                  (Loan Program -- Series A) VRDN 3.02%
                                  due 03/01/2030 (a) ................................       47,000,000
                                Emmaus, Pennsylvania General Authority Revenue
                                  (Local Government Pool) VRDN:
                  2,300,000       (Series H-7) 3.02% due 03/01/2024 (a) .............        2,300,000
                  2,400,000       (Series E-7) 3.02% due 03/01/2024 (a) .............        2,400,000
                  8,725,000     Erie County, Pennsylvania Hospital Authority
                                  Revenue (Floaters -- Series 820) VRDN 3.03%
                                  due 07/01/2022 (a) ................................        8,725,000
                  4,000,000     Montgomery County, Pennsylvania IDA PCR VRDN
                                  3.05% due 10/01/2034 (a) ..........................        4,000,000
                  9,610,000     New Garden, Pennsylvania General Authority
                                  Municipal Revenue (Municipal Pooled Financing
                                  Program -- Series I) VRDN 3.00%
                                  due 11/01/2029 (a) ................................        9,610,000
                 44,800,000     New Garden, Pennsylvania General Authority
                                  Municipal Revenue (Municipal Pooled Financing
                                  Program -- Series II) VRDN 3.00%
                                  due 12/01/2033 (a) ................................       44,800,000
                 13,945,000     Pennsylvania State (Putters -- Series 512) VRDN
                                  3.01% due 09/01/2014 (a)(b) .......................       13,945,000
                  8,100,000     Pennsylvania State Economic Development Financing
                                  Authority (Wastewater Treatment Revenue
                                  (Sunoco Inc. R & M Project -- Series A) VRDN
                                  3.17% due 10/01/2034 (a) ..........................        8,100,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Pennsylvania   $  5,850,000     Pennsylvania State Public School Building Authority
(continued)                       Lease Revenue (Putters -- Series 798) VRDN
                                  3.03% due 02/01/2013 (a)(b) .......................   $    5,850,000
                  8,430,000     Pennsylvania State Turnpike Community Revenue
                                  (Series 2004-29) VRDN 3.02% due 12/01/2034 (a) ....        8,430,000
                 20,610,000     Pennsylvania State Turnpike Community Revenue
                                  (Series B) VRDN 3.01% due 12/01/2012 (a) ..........       20,610,000
                  9,364,500     Philadelphia, Pennsylvania School District (Floaters --
                                  Series 496) VRDN 3.03% due 04/01/2027 (a)(b) ......        9,364,500
                 71,500,000     Philadelphia, Pennsylvania School District TRAN
                                  3.00% due 06/30/2005 ..............................       71,660,753
------------------------------------------------------------------------------------------------------
Puerto Rico --   30,211,000     Government Development Bank, Puerto Rico CP
0.8%                              2.25% due 05/02/2005 ..............................       30,211,000
                 66,000,000     Puerto Rico, Commonwealth TRAN 3.00%
                                  due 07/29/2005 ....................................       66,215,115
------------------------------------------------------------------------------------------------------
Rhode Island --   7,500,000     Lincoln, Rhode Island BAN 3.00% due 10/12/2005 ......        7,538,353
0.3%              3,400,000     Rhode Island State EDR (Immunex Rhode Island
                                  Corp. Sewer Project) VRDN 3.07%
                                  due 12/01/2023 (a) ................................        3,400,000
                  5,600,000     Rhode Island State Health & Educational Building
                                  Corp. Revenue (La Salle Academy) VRDN 3.00%
                                  due 07/01/2033 (a) ................................        5,600,000
                  5,000,000     Rhode Island State Health & Educational Building
                                  Corp. Revenue (Jewish Services Agency) VRDN
                                  3.00% due 12/01/2032 (a) ..........................        5,000,000
                  5,000,000     Rhode Island State Health & Educational Building
                                  Corp. Revenue (Pennfield School) VRDN 3.00%
                                  due 09/01/2034 (a) ................................        5,000,000
                  3,150,000     Rhode Island State Health & Educational Building
                                  Corp. Revenue (Thundermist) VRDN 3.00%
                                  due 02/01/2034 (a) ................................        3,150,000
                  2,415,000     Rhode Island State Housing & Mortgage Finance M/F
                                  Corp. (Smith Building Development Corp.) VRDN
                                  3.05% due 12/01/2028 (a) ..........................        2,415,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Rhode Island   $  2,300,000     Rhode Island State Industrial Facilities Corporation
(continued)                       IDR (Capital Development Corp. Project) VRDN
                                  2.50% due 11/01/2005 (a) ..........................   $    2,300,000
                  4,270,000     Rhode Island State Industrial Facilities Corporation
                                  IDR (Hall Real Estate LLC Project) VRDN 3.07%
                                  due 02/01/2021 (a) ................................        4,270,000
                  1,050,000     Rhode Island State Industrial Facilities Corporation
                                  IDR (Gardener Specialty -- Series A) VRDN 3.09%
                                  due 05/01/2021 (a) ................................        1,050,000
------------------------------------------------------------------------------------------------------
South             8,300,000     Berkeley County, South Carolina IDR (Nucor Corp.
Carolina --                       Project) VRDN 3.07% due 04/01/2030 (a) ............        8,300,000
1.2%              5,630,000     Columbia, South Carolina Certificate Partnership
                                  (Putters -- Series 574) VRDN 3.03%
                                  due 02/01/2012 (a)(b) .............................        5,630,000
                  4,100,000     Darlington County, South Carolina IDR (Nucor
                                  Corp. Project -- Series A) VRDN 3.07%
                                  due 08/01/2029 (a) ................................        4,100,000
                                Florence County, South Carolina Solid Waste Disposal
                                  & Wastewater Treatment Facilities Revenue
                                  (Roche Carolina Inc. Project) DDN:
                 20,850,000       3.09% due 04/01/2026 (a) ..........................       20,850,000
                 11,700,000       3.09% due 04/01/2028 (a) ..........................       11,700,000
                  5,255,000     Greenville Hospital System, South Carolina Hospital
                                  Facilities Revenue (ROCS RR II R 2025) VRDN
                                  3.03% due 05/01/2019 (a)(b) .......................        5,255,000
                 10,200,000     Medical University, South Carolina Hospital
                                  Facilities Revenue (Series A-5) VRDN 3.04%
                                  due 08/15/2027 (a) ................................       10,200,000
                  5,000,000     Rock Hill, South Carolina Utilities System Revenue
                                  (Series B) VRDN 2.95% due 01/01/2033 (a) ..........        5,000,000
                 20,340,000     South Carolina EDA Health Facilities Revenue
                                  (Episcopal Church Home) VRDN 3.09%
                                  due 04/01/2027 (a) ................................       20,340,000
                  6,250,000     South Carolina EDA EDR (Holcim US Inc. Project)
                                  VRDN 3.15% due 12/01/2033 (a) .....................        6,250,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
South Carolina $ 22,500,000     South Carolina EDA EDR (Giant Cement Holding
(continued)                       Inc.) VRDN 3.02% due 12/01/2022 (a) ...............   $   22,500,000
                  1,045,000     South Carolina EDA EDR (Parkway Products Inc.
                                  Project) VRDN 3.09% due 11/01/2007 (a) ............        1,045,000
                  3,970,000     South Carolina EDA EDR (Performance Friction
                                  Corp. Project) VRDN 3.05% due 06/01/2012 (a) ......        3,970,000
                  5,065,000     South Carolina EDA IDR (Core Materials Corp.
                                  Project) VRDN 3.14% due 04/01/2013 (a) ............        5,065,000
                  3,100,000     South Carolina EDA IDR (Electric City Printing Co.
                                  Project) VRDN 3.15% due 07/01/2012 (a) ............        3,100,000
                  2,960,000     South Carolina Jobs EDA Authority Student Housing
                                  Revenue (Putters -- Series 650) VRDN 3.03%
                                  due 08/01/2012 (a) ................................        2,960,000
                  4,565,000     South Carolina State Public Service Authority Revenue
                                  (ROCS RR II R 6007) VRDN 3.03%
                                  due 01/01/2022 (a)(b) .............................        4,565,000
                 11,100,000     South Carolina Transportation Infrastructure Bank
                                  Revenue Municipal Securities Trust (SGA 116)
                                  DDN 3.05% due 10/01/2027 (a)(b) ...................       11,100,000
                  5,245,000     South Carolina Transportation Infrastructure Bank
                                  Revenue (Putters -- Series 316) VRDN 3.02%
                                  due 10/01/2021 (a)(b) .............................        5,245,000
------------------------------------------------------------------------------------------------------
South Dakota --   6,000,000     South Dakota State Health & Educational Facilities
0.1%                              Authority Revenue University (Sioux Falls) DDN
                                  3.10% due 10/01/2034 (a) ..........................        6,000,000
                 11,000,000     South Dakota State Health & Educational Facilities
                                  Authority Revenue (Rapid City Regional Hospital
                                  MBIA) DDN 3.05% due 09/01/2027 (a) ................       11,000,000
------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Tennessee --                    Blount County, Tennessee Public Building Authority
7.0%                              (Local Government Public Improvement) DDN:
               $  20,000,000      (Series A-1-A) 3.06% due 06/01/2031 (a) ...........   $   20,000,000
                 16,070,000       (Series A-1-B) 3.06% due 06/01/2022 (a) ...........       16,070,000
                 11,500,000       (Series A-1-C) 3.06% due 06/01/2017 (a) ...........       11,500,000
                  3,165,000       (Series A-1-D) 3.06% due 06/01/2025 (a) ...........        3,165,000
                 11,175,000       (Series A-2-A) 3.06% due 06/01/2030 (a) ...........       11,175,000
                 10,000,000       (Series A-2-B) 3.06% due 06/01/2025 (a) ...........       10,000,000
                  5,000,000       (Series A-2-C) 3.06% due 06/01/2021 (a) ...........        5,000,000
                 10,000,000       (Series A-2-D) 3.06% due 06/01/2026 (a) ...........       10,000,000
                 33,100,000       (Series A-3-A) 3.06% due 06/01/2026 (a) ...........       33,100,000
                 10,000,000       (Series A-5-A) 3.06% due 06/01/2030 (a) ...........       10,000,000
                  5,700,000       (Series A-5-B) 3.06% due 06/01/2028 (a) ...........        5,700,000
                 14,000,000       (Series D-1-B) 3.06% due 06/01/2027 (a) ...........       14,000,000
                 53,000,000     Clarksville, Tennessee Public Building Authority
                                  Revenue DDN 3.05% due 07/01/2034 (a) ..............       53,000,000
                  4,310,000     Greeneville, Tennessee Health & Educational
                                  Facilities Board Hospital Revenue (Floating Rate
                                  Certificates -- Series 172) VRDN 3.09%
                                  due 11/15/2008 (a)(b) .............................        4,310,000
                  5,855,000     Jackson, Tennessee Energy Authority Gas System
                                  Revenue VRDN 2.99% due 04/01/2027 (a) .............        5,855,000
                  4,845,000     Jackson, Tennessee Energy Authority Water System
                                  Revenue VRDN 2.99% due 12/01/2023 (a) .............        4,845,000
                  2,000,000     Jackson, Tennessee Health, Educational & Housing
                                  Facilities Board M/F Revenue (Villages Old Hickory
                                  Project) FXRDN 2.69% due 12/01/2006 ...............        2,000,000
                 19,775,000     Johnson County, Tennessee Municipal Securities Trust
                                  (SGA 45) VRDN 3.05% due 05/01/2021 (a)(b) .........       19,775,000
                  3,000,000     Knox County, Tennessee Health, Educational &
                                  Housing Facilities Board Revenue (Holston
                                  Long Term Care Project) VRDN 3.19%
                                  due 08/01/2015 (a) ................................        3,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Tennessee      $  7,080,000     Knox County, Tennessee Health, Educational &
(continued)                       Housing Facilities Board Revenue (Cookeville
                                  Regional Project -- Series A-2) VRDN 3.17%
                                  due 10/01/2026 (a) ................................   $    7,080,000
                  7,640,000     Knox County, Tennessee Health, Educational &
                                  Housing Facilities Board Revenue (Baptist Hospital
                                  System Project) VRDN 3.17% due 04/01/2027 (a) .....        7,640,000
                  8,000,000     Lewisburg, Tennessee Industrial Development
                                  Board (Solid Waste Disposal Revenue Waste
                                  Management Incorporated Project) VRDN 3.08%
                                  due 07/01/2033 (a) ................................        8,000,000
                  5,638,500     Memphis, Tennessee (Floaters -- Series 1018) VRDN
                                  3.03% due 10/01/2019 (a)(b) .......................        5,638,500
                 14,000,000     Memphis, Tennessee Electric System Revenue
                                  (Putters -- Series 377) VRDN 3.03%
                                  due 12/01/2011 (a)(b) .............................       14,000,000
                 12,040,000     Memphis, Tennessee Health, Educational & Housing
                                  Facilities Board Revenue (Not-For-Profit M/F
                                  Project) VRDN 3.15% due 08/01/2032 (a) ............       12,040,000
                  9,185,000     Montgomery County, Tennessee Public Building
                                  Authority Revenue (Tennessee County Loan Pool)
                                  VRDN 3.00% due 09/01/2029 (a) .....................        9,185,000
                                Montgomery County, Tennessee Public Building
                                  Authority Revenue (Tennessee County Loan
                                  Pool) DDN:
                 46,935,000       3.05% due 04/01/2032 (a) ..........................       46,935,000
                102,500,000       3.05% due 07/01/2034 (a) ..........................      102,500,000
                  4,500,000     Nashville & Davidson County, Tennessee Airport
                                  Authority Revenue (Embraer Aircraft Service
                                  Project) VRDN 3.12% due 05/01/2030 (a) ............        4,500,000
                    235,000     Nashville & Davidson County, Tennessee IDB
                                  Revenue (Gibson Guitar Project) VRDN 3.00%
                                  due 03/01/2011 (a) ................................          235,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Tennessee      $  9,310,000     Metropolitan Government Nashville & Davidson
(continued)                       County, Tennessee IDB Educational Facilities
                                  Revenue (David Lipscomb University Project)
                                  VRDN 3.00% due 02/01/2023 (a) .....................   $    9,310,000
                  1,990,000     Metropolitan Government Nashville & Davidson
                                  County, Tennessee District Energy System Revenue
                                  (ROCS RR II R 2072) VRDN 3.03%
                                  due 10/01/2022 (a)(b) .............................        1,990,000
                  3,985,000     Metropolitan Government Nashville & Davidson
                                  County, Tennessee H & E Facilities Board Revenue
                                  (Floaters Certificates -- Series 533) VRDN 3.04%
                                  due 11/15/2016 (a)(b) .............................        3,985,000
                  4,095,000     Metropolitan Government Nashville & Davidson
                                  County, Tennessee Sports Authority Revenue
                                  (Putters -- Series 543) VRDN 3.03%
                                  due 07/01/2012 (a)(b) .............................        4,095,000
                                Sevier County, Tennessee Public Building Authority
                                  (Local Government Public Improvement) DDN:
                 36,200,000       (Series IV-1) 3.06% due 06/01/2023 (a) ............       36,200,000
                  6,000,000       (Series IV-2) 3.06% due 06/01/2020 (a) ............        6,000,000
                  8,000,000       (Series IV-3) 3.06% due 06/01/2025 (a) ............        8,000,000
                  8,365,000       (Series IV-A-2) 3.06% due 06/01/2025 (a) ..........        8,365,000
                  9,000,000       (Series IV-A-3) 3.06% due 06/01/2020 (a) ..........        9,000,000
                 20,840,000       (Series IV-B-1) 3.06% due 06/01/2020 (a) ..........       20,840,000
                 10,000,000       (Series IV-B-2) 3.06% due 06/01/2019 (a) ..........       10,000,000
                  7,000,000       (Series IV-B-3) 3.06% due 06/01/2025 (a) ..........        7,000,000
                  7,000,000       (Series IV-B-4) 3.06% due 06/01/2013 (a) ..........        7,000,000
                 10,000,000       (Series IV-B-5) 3.06% due 06/01/2022 (a) ..........       10,000,000
                  5,910,000       (Series IV-B-6) 3.06% due 06/01/2020 (a) ..........        5,910,000
                  5,000,000       (Series IV-B-10) 3.06% due 06/01/2023 (a) .........        5,000,000
                 11,800,000       (Series IV-D-2) 3.06% due 06/01/2025 (a) ..........       11,800,000
                  5,765,000       (Series IV-E-2) 3.06% due 06/01/2021 (a) ..........        5,765,000
                  5,000,000       (Series IV-F-3) 3.06% due 06/01/2021 (a) ..........        5,000,000
                 10,000,000       (Series IV-G-1) 3.06% due 06/01/2026 (a) ..........       10,000,000
                  9,100,000       (Series IV-G-2) 3.06% due 06/01/2022 (a) ..........        9,100,000
                  7,500,000       (Series IV-G-3) 3.06% due 06/01/2022 (a) ..........        7,500,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

=======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
=======================================================================================================
Tennessee      $  9,200,000       (Series IV-H-1) 3.06% due 06/01/2025 (a) ..........   $     9,200,000
(continued)       5,050,000       (Series IV-H-2) 3.06% due 06/01/2027 (a) ..........         5,050,000
                 10,000,000       (Series IV-I-1) 3.06% due 06/01/2032 (a) ..........        10,000,000
                  5,280,000       (Series IV-I-3) 3.06% due 06/01/2015 (a) ..........         5,280,000
                 18,000,000       (Series IV-J-1) 3.06% due 06/01/2028 (a) ..........        18,000,000
                                Shelby County, Tennessee CP:
                  8,000,000       2.02% due 05/04/2005 ..............................         8,000,000
                 19,500,000       2.09% due 05/04/2005 ..............................        19,500,000
                  6,500,000       2.04% due 05/06/2005 ..............................         6,500,000
                 12,000,000       2.20% due 05/06/2005 ..............................        12,000,000
                 18,000,000       2.43% due 06/10/2005 ..............................        18,000,000
                  4,660,000     Shelby County, Tennessee (ROCS RR II R 3023)
                                  VRDN 3.03% due 04/01/2020 (a)(b) ..................         4,660,000
                 21,800,000     Shelby County, Tennessee Health, Educational &
                                  Housing Facilities Board Revenue M/F Housing
                                  VRDN 3.05% due 07/01/2024 (a) .....................        21,800,000
                 23,200,000     Tennessee Housing & Development Agency S/F
                                  Mortgage Revenue (Series CN -1) FXRDN 2.70%
                                  due 08/11/2005 ....................................        23,200,000
                 39,185,000     Tennessee Housing & Development Agency S/F
                                  Mortgage Revenue (Series R-9) FXRDN 2.57%
                                  due 12/08/2005 ....................................        39,185,000
                 18,845,000     Tennessee Housing & Development Agency S/F
                                  Mortgage Revenue (Series 2004) FXRDN 2.70%
                                  due 08/11/2005 ....................................        18,845,000
-------------------------------------------------------------------------------------------------------
Texas --         24,884,000     ABN-AMRO Muni Tops -- Texas A&M University
14.1%                             Revenue (Series 1999-5) VRDN 3.04%
                                  due 12/06/2006 (a)(b) .............................        24,884,000
                 15,750,000     ABN-AMRO Muni Tops -- Houston, Texas Airport
                                  System (Series 1998-15) VRDN 3.10%
                                  due 07/05/2006 (a)(b) .............................        15,750,000
                 20,000,000     ABN-AMRO Muni Tops -- Dallas, Texas Waterworks
                                  & Sewer Systems Revenue (Series 1998-19) VRDN
                                  3.04% due 07/04/2007 (a)(b) .......................        20,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  9,000,000     ABN-AMRO Muni Tops -- San Antonio, Texas
(continued)                       Electric & Gas Revenue (Series 1998-22) VRDN
                                  3.04% due 01/02/2007 (a)(b) .......................   $     9,000,000
                  9,510,000     ABN-AMRO Muni Tops -- Keller, Texas Independent
                                  School District (Series 2001-26) VRDN 3.04%
                                  due 07/01/2009 (a)(b) .............................         9,510,000
                  8,730,000     Austin, Texas (Putters -- Series 720) VRDN 3.03%
                                  due 03/01/2013 (a)(b) .............................         8,730,000
                 35,198,000     Austin, Texas Utility System Revenue (Travis &
                                  Williamson Co.) CP 2.50% due 05/24/2005 ...........        35,198,000
                 22,350,000     Austin, Texas Water & Water System Revenue VRDN
                                  3.00% due 05/15/2024 (a) ..........................        22,350,000
                 45,000,000     Bell County, Texas Health Facilities Development
                                  Corp. Revenue (Scott & White Member Hospital --
                                  Series 2001-2) DDN 3.05% due 08/15/2031 (a) .......        45,000,000
                  4,865,000     Bexar County, Texas (Putters -- Series 537) VRDN
                                  3.03% due 06/15/2011 (a)(b) .......................         4,865,000
                                  Brazos River Authority Texas PCR VRDN:
                 17,000,000       (Series A) 3.05% due 10/01/2030 (a) ...............        17,000,000
                 34,600,000       (Series D-1) 3.04% due 05/01/2033 (a) .............        34,600,000
                 19,770,000       (Series D-2) 3.04% due 05/01/2033 (a) .............        19,770,000
                 20,000,000     Brazos River, Texas Harbor Navigator District (BASF
                                  Corp. Project) VRDN 3.05% due 04/01/2037 (a) ......        20,000,000
                 15,100,000     Brownsville, Texas Utility System (Series A) CP 2.40%
                                  due 05/25/2005 ....................................        15,100,000
                  4,990,000     Cameron County, Texas Housing Finance Corp.
                                  FXRDN 2.90% due 09/01/2005 ........................         4,990,000
                 16,302,917     Cameron County, Texas Housing Finance Corp. S/F
                                  Mortgage Revenue (Series A) FXRDN 2.82%
                                  due 06/01/2005 ....................................        16,302,917
                 34,800,000     Capital Area Cultural Educational Facilities Revenue
                                  VRDN 3.00% due 04/01/2025 (a) .....................        34,800,000
                 19,302,556     Central Texas Housing Finance Corp. S/F Mortgage
                                  Revenue (Series A) FXRDN 2.91% due 07/01/2005......        19,302,556
                  2,585,000     Comal, Texas School District (Putters -- Series 756)
                                  VRDN 3.03% due 02/01/2011 (a)(b) ..................         2,585,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  2,280,000     Corpus Christi, Texas IDC EDR (Air Invention Co.
(continued)                       Project) FXRDN 2.40% due 08/01/2005 ...............   $    2,280,000
                  3,795,000     Corpus Christi, Texas Utilities System Revenue
                                  (ROCS RR II R 2149) VRDN 3.03%
                                  due  07/15/2024 (a)(b) ............................        3,795,000
                  8,400,000     Dallas Fort Worth, Texas International Airport
                                  Revenue VRDN 3.07% due 11/01/2032 (a) .............        8,400,000
                  2,745,000     Dallas Fort Worth, Texas International Airport
                                  Revenue (Floaters -- Series 824) VRDN 3.09%
                                  due 11/01/2015 (a)(b) .............................        2,745,000
                  4,790,000     Dallas Fort Worth, Texas International Airport
                                  Revenue (Merlots -- Series A-13) VRDN 3.13%
                                  due 11/01/2011 (a)(b) .............................        4,790,000
                  4,495,000     Dallas, Texas School District (ROCS RR II R 6038)
                                  VRDN 3.03% due 08/15/2024 (a)(b) ..................        4,495,000
                  3,245,000     Dallas, Texas School District (Floaters --
                                  Series 1073) VRDN 3.03% due 02/15/2021 (a)(b) .....        3,245,000
                 25,000,000     Dallas, Texas Area Rapid Transit Authority CP 2.15%
                                  due 05/02/2005 ....................................       25,000,000
                  5,130,000     Denton County, Texas (Putters -- Series 675) VRDN
                                  3.03% due 07/15/2010 (a)(b) .......................        5,130,000
                  2,552,500     Denton, Texas School District (Floaters --
                                  Series 951) VRDN 3.03% due 08/15/2033 (a)(b) ......        2,552,500
                  3,000,000     Denton, Texas School District (Series 2005-A) VRDN
                                  3.07% due 08/01/2035 (a)(b) .......................        3,000,000
                 13,350,000     Dickinson, Texas Independent School District
                                  Municipal Securities Trust Receipts (SGA 94) DDN
                                  3.05% due 02/15/2028 (a)(b) .......................       13,350,000
                  6,000,000     Eagle Mountain & Saginaw, Texas School District
                                  VRDN 3.03% due 08/01/2030 (a) .....................        6,000,000
                 12,000,000     Eagle Tax-Exempt Trust -- Texas State Turnpike
                                  Authority (Series 02-6004) VRDN 3.03%
                                  due 08/15/2042 (a)(b) .............................       12,000,000
                  5,490,079     El Paso County, Texas Housing Finance Corp. S/F
                                  Mortgage Revenue (Series A) FXRDN 2.60%
                                  due 06/09/2005 ....................................        5,490,079

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  1,765,000     Gulf Coast Waste Disposal Authority Texas
(continued)                       Environment Facilities Revenue (Waste Corp Texas
                                  Project) VRDN 3.05% due 09/01/2022 (a) ............   $    1,765,000
                  2,800,000     Gulf Coast Waste Disposal Authority Texas
                                  Environment Facilities Revenue (Air Products
                                  Project) VRDN 3.08% due 12/01/2039 (a) ............        2,800,000
                 12,500,000     Gulf Coast Waste Disposal Authority Texas Solid
                                  Waste Disposal Revenue (Air Products Project)
                                  VRDN 3.08% due 03/01/2035 (a) .....................       12,500,000
                  9,400,000     Gulf Coast Waste Disposal Authority Texas Solid
                                  Waste Disposal Revenue (Waste Management --
                                  Series A) VRDN 3.05% due 04/01/2019 (a) ...........        9,400,000
                 13,325,000     Harris County, Houston Texas (Sports Authority
                                  Revenue -- Series Z-3) VRDN 3.11%
                                  due 11/15/2025 (a) ................................       13,325,000
                  4,000,000     Harris County, Texas (Eagle -- Series 2002-6012) GO
                                  VRDN 3.03% due 08/15/2030 (a)(b) ..................        4,000,000
                 80,000,000     Harris County, Texas Health Facilities Development
                                  Corp. Hospital Revenue (The Methodist System --
                                  Series B) DDN 2.07% due 05/09/2005 (a) ............       80,000,000
                  3,900,000     Harris County, Texas IDC Solid Waste Disposal
                                  Revenue (Deer Park Limited Partnership -- Series
                                  A) DDN 3.09% due 02/01/2023 (a) ...................        3,900,000
                 13,460,000     Houston, Texas (Floaters Trust -- Series L-41) VRDN
                                  3.08% due 06/30/2005 (a)(b) .......................       13,460,000
                  4,995,000     Houston, Texas (Putters -- Series 663) VRDN 3.03%
                                  due 03/01/2012 (a)(b) .............................        4,995,000
                 10,000,000     Houston, Texas (Series D) GO CP 2.00%
                                  due 05/09/2005 ....................................       10,000,000
                  5,500,000     Houston, Texas Housing Finance Corp. S/F Mortgage
                                  Revenue FXRDN 3.15% due 10/03/2005 ................        5,500,000
                  6,590,000     Houston, Texas Utilities System Revenue (Series A)
                                  VRDN 3.04% due 05/25/2012 (a) .....................        6,590,000
                  6,510,000     Houston, Texas Utilities System Revenue (Putters --
                                  Series 669) VRDN 3.03% due 05/15/2012 (a)(b) ......        6,510,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  9,995,000     Houston, Texas Water & Sewer System Revenue
(continued)                       (Merlots -- Series C-20) VRDN 3.08%
                                  due 12/01/2032 (a)(b) .............................   $    9,995,000
                 18,500,000     Houston, Texas Water & Sewer System Revenue
                                  (Merlots -- Series A -128) VRDN 3.08%
                                  due 12/01/2029 (a)(b) .............................       18,500,000
                 10,455,000     Irving, Texas School District (Putters -- Series 782)
                                  VRDN 3.03% due 02/15/2013 (a)(b) ..................       10,455,000
                  6,200,000     Jewett Economic Development Corp. Texas IDR
                                  (Nucor Corp. Project) VRDN 3.07%
                                  due 08/01/2038 (a) ................................        6,200,000
                 28,500,000     Keller, Texas Independent School District Municipal
                                  Securities Trust Receipts (SGA 111) DDN 3.05%
                                  due 08/15/2030 (a)(b) .............................       28,500,000
                  7,190,000     Killeen, Texas Waterworks & Sewer Revenue
                                  (Putters -- Series 542) VRDN 3.03%
                                  due 08/15/2011 (a)(b) .............................        7,190,000
                  1,300,000     Longview Texas Industrial Corp. Revenue
                                  (Collins Industries Inc. Project) VRDN 3.07%
                                  due 04/01/2009 (a) ................................        1,300,000
                  2,000,000     Mansfield, Texas School District (Putters -- Series
                                  704) VRDN 3.03% due 02/15/2013 (a)(b) .............        2,000,000
                 12,680,000     Mesquite, Texas School District VRDN 3.00%
                                  due 08/15/2025 (a) ................................       12,680,000
                  3,300,000     Mesquite, Texas IDC Revenue (Morrison Products)
                                  VRDN 3.07% due 01/10/2010 (a) .....................        3,300,000
                    656,500     Montgomery County, Texas IDC Revenue (Sawyer
                                  Research Products Inc.) VRDN 3.18%
                                  due 02/01/2015 (a) ................................          656,500
                 13,460,000     Municipal Securities Trust Certificates -- Austin,
                                  Texas (Class A --  Series 105) DDN 3.05%
                                  due 06/08/2020 (a)(b) .............................       13,460,000
                                Municipal Securities Trust Certificates -- Houston,
                                  Texas Water (Class A -- Series 2001-111) DDN:
                 12,780,000       3.05% due 05/07/2019 (a)(b) .......................       12,780,000
                  6,000,000       3.05% due 05/17/2019 (a)(b) .......................        6,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $ 35,735,000     Municipal Securities Trust Certificates -- Houston,
(continued)                       Texas Water (Class A -- Series 2001-123) DDN
                                  3.05% due 02/24/2009 (a)(b) .......................   $   35,735,000
                  8,015,000     Municipal Securities Trust Certificates -- San
                                  Antonio Water (Class A -- Series 2001-131)
                                  DDN 3.05% due 05/09/2017 (a)(b) ...................        8,015,000
                  9,725,000     Municipal Securities Trust Certificates Perlin,
                                  Texas (Independent School House Board --
                                  Class A -- Series 2001-141) DDN 3.05%
                                  due 03/08/2017 (a)(b) .............................        9,725,000
                  3,335,602     Nortex, Texas Housing Finance Corp. S/F Mortgage
                                  Revenue (Series A) FXRDN 2.38% due 02/01/2006......        3,335,602
                  3,900,000     North Center, Texas Health Facilities Development
                                  Corp. Revenue (Methodist Hospital Dallas --
                                  Series B) DDN 3.05% due 10/01/2015 (a) ............        3,900,000
                                North East, Texas Independent School District
                                  VRDN:
                  6,865,000       (Putters -- Series 390) 3.03% due 02/01/2012 (a)(b)        6,865,000
                  6,150,000       (Putters -- Series 393) 3.03% due 02/01/2012 (a)(b)        6,150,000
                  2,427,500     North Texas Highway Authority Revenue (Dallas
                                  North Highway Systems Floaters -- Series 1040)
                                  VRDN 3.03% due 01/01/2035 (a)(b) ..................        2,427,500
                 11,800,000     North Texas Highway Authority Revenue (Dallas
                                  North Highway Systems Eagles -- 72005-00025
                                  CL A) VRDN 3.03% due 01/01/2035 (a)(b) ............       11,800,000
                 42,100,000     Nueces River, Texas IDA PCR (San Miguel Electric
                                  Co-op) CP 2.85% due 06/06/2005 ....................       42,100,000
                  3,000,000     Pflugerville, Texas (Putters -- Series 594) VRDN
                                  3.03% due 08/01/2023 (a) ..........................        3,000,000
                  6,955,000     Plano, Texas Independent School District (ROCS RR
                                  II R 2106) VRDN 3.03% due 02/15/2018 (a)(b) .......        6,955,000
                 15,000,000     Port Arthur, Texas Naval District Revenue (Series B)
                                  VRDN 3.05% due 05/01/2038 (a) .....................       15,000,000
                 10,000,000     Port Arthur, Texas Naval District Revenue
                                  (Atofina Project -- Series B) VRDN 3.05%
                                  due 05/01/2038 (a) ................................       10,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $ 10,000,000     Port Arthur, Texas Naval District IDC (Air Products
(continued)                       & Chemicals Project) VRDN 3.08%
                                  due 04/01/2035 (a) ................................   $   10,000,000
                 22,035,000     Port Arthur, Texas Naval District Environmental
                                  Facilities Revenue (Motiva Enterprises Project)
                                  VRDN 3.05% due 12/01/2027 (a) .....................       22,035,000
                 25,000,000     Port Corpus Christi, Texas Solid Waste Disposal
                                  Revenue (Flint Hills -- Series A) VRDN 3.35%
                                  due 07/01/2029 (a) ................................       25,000,000
                 35,000,000     Red River, Texas Educational Finance Corp.
                                  (Texas Christian University Project) VRDN 3.04%
                                  due 03/01/2030 (a) ................................       35,000,000
                 20,000,000     San Antonio, Texas Electric & Gas Revenue System
                                  VRDN 2.20% due 12/01/2027 (a) .....................       20,000,000
                 24,200,000     San Antonio, Texas Electric & Gas CP 2.00%
                                  due 05/10/2005 ....................................       24,200,000
                                San Antonio, Texas Water Revenue CP:
                 10,000,000       1.98% due 05/04/2005 ..............................       10,000,000
                 33,500,000       2.22% due 05/05/2005 ..............................       33,500,000
                  4,995,000     San Marcos, Texas School District (Merlots -- Series
                                  C-23) VRDN 1.70% due 08/01/2029 (a)(b) ............        4,995,000
                  7,801,510     Southeast, Texas Housing Finance Corp. S/F Mortgage
                                  Revenue FXRDN 2.86% due 04/03/2006 ................        7,801,510
                  7,000,000     Spring, Texas School District (Putters -- Series 695)
                                  VRDN 3.03% due 08/15/2012 (a)(b) ..................        7,000,000
                 16,155,000     Tarrant County, Texas Health Facilities Development
                                  Corp. Revenue (Cumberland Rest Project) DDN
                                  3.06% due 08/15/2032 (a) ..........................       16,155,000
                 22,000,000     Texas State College Student Loan FXRDN 1.80%
                                  due 07/01/2005 ....................................       22,000,000
                  9,520,000     Texas State College Student Loan Program VRDN
                                  2.90% due 02/01/2011 (a) ..........................        9,520,000
                 15,000,000     Texas State Department Housing & Community
                                  Affairs M/F Revenue (Arlington Villas -- Series A)
                                  VRDN 3.08% due 12/01/2036 (a) .....................       15,000,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  3,105,000     Texas State Department Housing & Community
(continued)                       Affairs S/F VRDN 3.13% due 09/01/2028 (a) .........   $    3,105,000
                 11,435,000     Texas State Municipal Securities Trust Receipts (SGA
                                  92) DDN 3.05% due 08/01/2029 (a)(b) ...............       11,435,000
                                  Texas State Municipal Power Agency CP:
                 30,000,000       2.30% due 05/16/2005 ..............................       30,000,000
                 30,000,000       2.35% due 06/07/2005 ..............................       30,000,000
                 45,750,000       2.39% due 06/09/2005 ..............................       45,750,000
                 14,000,000     Texas State (Floating Rate Trust Regional --
                                  Series D) VRDN 2.90% due 08/31/2005 (a) ...........       14,000,000
                  3,575,000     Texas State (ROCS RR II R 4020) VRDN 3.03%
                                  due 10/01/2022 (a)(b) .............................        3,575,000
                325,000,000     Texas State TRAN 3.00% due 08/31/2005 ...............      326,502,705
                  2,295,000     Texas State Turnpike Authority Revenue (ROCS RR II
                                  R 284) VRDN 3.03% due 08/15/2039 (a) ..............        2,295,000
                  6,000,000     Texas State Veterans Housing (Fund II -- Series A-2)
                                  VRDN 3.02% due 06/01/2033 (a) .....................        6,000,000
                                Travis County, Texas Housing Finance Corp. S/F
                                  Mortgage Revenue (Series 2001-1-I-1) FXRDN:
                 18,783,231       3.21% due 05/02/2005 ..............................       18,783,231
                 18,783,231       3.25% due 05/01/2006 ..............................       18,783,231
                  6,830,000     Trinity River Authority Texas Solid Waste Disposal
                                  Revenue (Community Waste Disposal Project)
                                  VRDN 3.05% due 05/01/2021 (a) .....................        6,830,000
                  4,000,000     University of North Texas, University Revenue VRDN
                                  3.03% due 04/15/2034 (a) ..........................        4,000,000
                  6,690,000     University of Texas, University Revenue VRDN
                                  3.03% due 07/01/2033 (a) ..........................        6,690,000
                 21,995,000     University of Texas, University Revenue (Series 97)
                                  VRDN 3.03% due 08/15/2019 (a) .....................       21,995,000
                  2,900,000     Upper Trinity Regional Water District Texas Water
                                  Revenue (Putters -- Series 579) VRDN 3.03%
                                  due 08/01/2012 (a)(b) .............................        2,900,000
                  5,645,000     Victoria County, Texas Hospital Revenue (Floaters --
                                  Series 959) VRDN 3.03% due 01/01/2016 (a)(b) ......        5,645,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Texas          $  4,860,000     Williamson County, Texas (Putters -- Series 410)
(continued)                       VRDN 3.03% due 02/15/2012 (a)(b) ..................   $    4,860,000
------------------------------------------------------------------------------------------------------
Utah --          88,000,000     Emery County, Utah PCR (Pacificorp Projects) DDN
1.8%                              3.05% due 11/01/2024 (a) ..........................       88,000,000
                  3,085,000     Logan City, Utah Revenue (Integrated System Inc. --
                                  Series A) VRDN 3.15% due 06/01/2014 (a) ...........        3,085,000
                 54,900,000     Murray City, Utah Hospital Revenue (Health Services
                                  Inc. -- Series C) DDN 3.05% due 05/15/2036 (a) ....       54,900,000
                 14,790,000     Utah Housing Corp. S/F Mortgage Revenue VRDN
                                  (Series F-1) 3.09% due 01/01/2034 (a) .............       14,790,000
                                Utah Water Finance Agency Revenue VRDN:
                 12,100,000       (Series A-4) 3.07% due 07/01/2029 (a) .............       12,100,000
                  7,450,000       (Series A-5) 3.10% due 10/01/2027 (a) .............        7,450,000
                 13,150,000       (Series A-6) 3.10% due 10/01/2030 (a) .............       13,150,000
                 12,000,000       (Series A-8) 3.07% due 07/01/2032 (a) .............       12,000,000
                  9,000,000       (Series A-9) 3.07% due 07/01/2034 (a) .............        9,000,000
                 12,400,000       (Series A-11) 3.07% due 07/01/2031 (a) ............       12,400,000
------------------------------------------------------------------------------------------------------
Vermont --        1,445,000     Vermont EDA IDR (Huber & Suhner -- Series A)
0.0%                              VRDN 3.09% due 10/01/2016 (a) .....................        1,445,000
------------------------------------------------------------------------------------------------------
Virginia --       7,000,000     Charles City County, Virginia EDA Solid Waste
1.0%                              Disposal Revenue (Waste Management Inc.
                                  Project -- Series A) VRDN 3.05%
                                  due 02/01/2029 (a) ................................        7,000,000
                 10,610,000     Fairfax County, Virginia EDA Student Housing
                                  Revenue (George Mason Unified Foundation
                                  Incorporated Project) VRDN 3.00%
                                  due 02/01/2029 (a) ................................       10,610,000
                  3,395,000     Hampton, Virginia IDA Exempt Facilities Revenue
                                  (USA Waste of Virginia Landfills) VRDN 3.05%
                                  due 04/01/2013 (a) ................................        3,395,000
                  2,270,000     Loudoun County, Virginia Water Sewer Revenue
                                  (ROCS RR II R 6511) VRDN 3.03%
                                  due 01/01/2024 (a)(b) .............................        2,270,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Virginia       $ 10,000,000     Municipal Securities Trust Certificates
(continued)                       (Upper Occoquan Sewer Authority Virginia --
                                  Class A -- Series 2001-159) DDN 3.05%
                                  due 03/19/2015 (a)(b) .............................   $   10,000,000
                                Norfolk, Virginia IDA Pool Finance (Sentara Health
                                  System Group) CP:
                 38,000,000       2.03% due 05/06/2005 ..............................       38,000,000
                 36,300,000       2.40% due 06/07/2005 ..............................       36,300,000
                  6,000,000     Norfolk, Virginia Redevelopment & Housing
                                  Authority Revenue (Old Dominion University
                                  Project -- Series B) VRDN 3.00%
                                  due 08/01/2033 (a) ................................        6,000,000
                 11,385,000     Suffolk, Virginia IDA Residential Care Facilities
                                  Revenue (Lake Prince Center Project) VRDN 3.15%
                                  due 10/01/2031 (a) ................................       11,385,000
------------------------------------------------------------------------------------------------------
Washington --     5,000,000     ABN-AMRO Muni Tops 2001-01 -- King County,
1.9%                              Washington VRDN 3.04% due 07/01/2006 (a)(b) .......        5,000,000
                  3,050,000     Bellevue, Washington (Eagle 2004-1011 -- Series A)
                                  VRDN 3.03% due 12/01/2043 (a)(b) ..................        3,050,000
                  4,500,000     Central Puget Sound Washington Regional Authority
                                  Sales & Use Tax Revenue (Putters -- Series 755)
                                  VRDN 3.03% due 11/01/2012 (a)(b) ..................        4,500,000
                  5,580,000     Clark County, Washington (Putters -- Series 540)
                                  VRDN 3.03% due 06/01/2012 (a)(b) ..................        5,580,000
                  6,550,000     Clark County, Washington Public Utilities District
                                  (Merlots -- Series A-03) VRDN 3.08%
                                  due 01/01/2010 (a) ................................        6,550,000
                 26,745,000     Eagle Tax-Exempt Trust -- Port of Seattle,
                                  Washington Passenger Facility Charge (Series
                                  984705) VRDN 3.03% due 12/01/2019 (a)(b) ..........       26,745,000
                 14,680,000     Eagle Tax-Exempt Trust -- Washington State Public
                                  Power Supply System (Nuclear Project Number
                                  1 -- Series 964702) VRDN 3.03%
                                  due 07/01/2011 (a)(b) .............................       14,680,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Washington     $  1,340,000     Goat Hill, Washington Lease Revenue (ROCS RR II R
(continued)                       2173) VRDN 3.03% due 12/01/2023 (a)(b) ............   $    1,340,000
                  4,800,000     Goat Hill, Washington Lease Revenue (Putters --
                                  Series 705) VRDN 3.03% due 12/01/2012 (a)(b) ......        4,800,000
                  3,515,000     Grant County, Washington Public Utilities District
                                  No. 002 (Electric Revenue ROCS RR II R 2039) VRDN
                                  3.03% due 01/01/2019 (a)(b) .......................        3,515,000
                  6,250,000     King City, Washington (ROCS RR II R 2119) VRDN
                                  1.70% due 06/01/2021 (a)(b) .......................        6,250,000
                 23,600,000     Municipal Securities Trust Certificate (Washington
                                  State Motor Vehicle fuel -- Class A -- Series
                                  2001-112) DDN 3.05% due 01/07/2021 (a)(b) .........       23,600,000
                  1,000,000     Port Seattle, Washington Revenue (ROCS RR II R
                                  329) VRDN 3.07% due 04/01/2016 (a)(b) .............        1,000,000
                  5,695,000     Port Tacoma, Washington Revenue (Merlots -- Series
                                  A-123) VRDN 3.13% due 12/01/2008 (a)(b) ...........        5,695,000
                  3,355,000     Seattle, Washington Housing Authority Revenue
                                  (Wedgewood Estates Project) VRDN 3.07%
                                  due 09/01/2036 (a) ................................        3,355,000
                  2,420,000     Seattle, Washington Housing Authority Revenue
                                  (Newholly Project -- Phase III) VRDN 3.07%
                                  due 12/01/2034 (a) ................................        2,420,000
                  9,680,000     Seattle, Washington Municipal Light & Power
                                  Revenue (Municipal Securities Trust -- SGA 85)
                                  DDN 3.05% due 10/01/2023 (a)(b) ...................        9,680,000
                  6,800,000     Seattle, Washington Municipal Light & Power
                                  Revenue (Putters -- Series 668) VRDN 3.03%
                                  due 08/01/2012 (a)(b) .............................        6,800,000
                 10,000,000     Snohomish County, Washington Public Utility District
                                  (#001 Electric Revenue Municipal Securities Trust
                                  Receipts -- SGA -- 124) DDN 3.05%
                                  due 12/01/2024 (a)(b) .............................       10,000,000
                  5,230,000     Snohomish County, Transit Infrastructure Bank
                                  Revenue (Putters -- Series 316) VRDN 3.03%
                                  due 12/01/2023 (a)(b) .............................        5,230,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Washington     $  8,750,000     Washington State Economic Development Finance
(continued)                       Authority EDR (Mount Ainstar Resort -- Series C)
                                  DDN 3.15% due 10/01/2023 (a) ......................   $    8,750,000
                  4,000,000     Washington State Economic Development Finance
                                  Authority Solid Waste Disposal Revenue (Waste
                                  Management Inc. Project -- Series D) VRDN
                                  3.05% due 07/01/2027 (a) ..........................        4,000,000
                 17,885,000     Washington State Housing Finance Community
                                  Nonprofit Housing Revenue (Kenney Home Project)
                                  VRDN 2.94% due 12/01/2031 (a) .....................       17,885,000
                  8,500,000     Washington State Housing Finance Community M/F
                                  Housing Revenue (Country Club Apartments --
                                  Series A) DDN 3.15% due 08/01/2032 (a) ............        8,500,000
                 10,395,000     Washington State Housing Finance Community M/F
                                  Revenue (Merrill Gardens Renton -- Series A)
                                  VRDN 3.08% due 12/01/2040 (a) .....................       10,395,000
                  5,715,000     Washington State Floating Certificates Trust --
                                  Austin Trust (Series 2002-C) GO VRDN 3.07%
                                  due 07/01/2023 (a)(b) .............................        5,715,000
                  6,795,000     Washington State (Putters -- Series 748) VRDN
                                  3.03% due 01/01/2013 (a)(b) .......................        6,795,000
                 15,985,000     Washington State (Floaters -- Series 2000-389) GO
                                  VRDN 3.03% due 07/01/2018 (a)(b) ..................       15,985,000
                  5,235,000     Washington State (Merlots -- Series A-05) GO VRDN
                                  3.08% due 01/01/2013 (a)(b) .......................        5,235,000
                  6,315,000     Washington State (Merlots -- Series A-101) GO
                                  VRDN 3.08% due 07/01/2019 (a)(b) ..................        6,315,000
------------------------------------------------------------------------------------------------------
West Virginia --  2,635,000     Cabell County, West Virginia Building Community
0.3%                              Revenue (Pressley Ridge School Project) VRDN
                                  3.07% due 08/01/2022 (a) ..........................        2,635,000
                 15,500,000     Putnam County, West Virginia Solid Waste Disposal
                                  Revenue (Toyota Manufacturing Project -- Series A)
                                  VRDN 3.04% due 04/01/2030 (a) .....................       15,500,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
West Virginia  $ 11,175,000     West Virginia State Hospital Finance Authority
(continued)                       Revenue (Pallottine Health -- Series A-1) VRDN
                                  3.03% due 10/01/2033 (a) ..........................   $   11,175,000
                  3,860,000     West Virginia University Revenue (Merlots -- Series
                                  A-15) VRDN 3.08% due 04/01/2028 (a)(b) ............        3,860,000
------------------------------------------------------------------------------------------------------
Wisconsin --     18,985,000     ABN-AMRO Muni Tops 2001-32 -- Wisconsin State
5.3%                              VRDN 3.04% due 05/01/2022 (a)(b) ..................       18,985,000
                 15,000,000     Appleton, Wisconsin Redevelopment Authority
                                  Revenue (Fox Cities Arts Center -- Series B) VRDN
                                  3.10% due 06/01/2036 (a) ..........................       15,000,000
                  1,000,000     Janesville, Wisconsin IDR (Lamson & Session Co.
                                  Project) VRDN 3.13% due 09/01/2007 (a) ............        1,000,000
                  3,195,000     Manitowoc, Wisconsin Electric Revenue (ROCS RR II
                                  R 2177) VRDN 3.03% due 10/01/2024 (a)(b) ..........        3,195,000
                 41,000,000     Milwaukee, Wisconsin (Floating Rate Trust -- Series
                                  L-65) VRDN 3.08% due 09/01/2005 (a) ...............       41,000,000
                 10,000,000     Milwaukee, Wisconsin Redevelopment Authority
                                  Revenue (University of Wisconsin -- Kenilworth
                                  Project) VRDN 3.00% due 09/01/2040 (a) ............       10,000,000
                  3,850,000     Milwaukee, Wisconsin Redevelopment Authority
                                  Revenue (Wisconsin Humane Society Inc. Project)
                                  VRDN 3.15% due 03/01/2019 (a) .....................        3,850,000
                 15,425,000     Milwaukee, Wisconsin Redevelopment Authority
                                  Revenue (Milwaukee YMCA Project) DDN 3.10%
                                  due 07/01/2034 (a) ................................       15,425,000
                  2,690,000     Sturtevant, Wisconsin IDR (Andis Co. Project --
                                  Series A) VRDN 3.11% due 12/01/2016 (a) ...........        2,690,000
                  6,675,000     Verona, Wisconsin Area School District TRAN 3.00%
                                  due 08/25/2005 ....................................        6,703,253
                  2,900,000     Waukesha, Wisconsin Housing Authority Revenue
                                  (Hart Park Square Project) VRDN 3.15%
                                  due 03/01/2034 (a) ................................        2,900,000
                 12,745,000     West Allis, Wisconsin Revenue State Fair Park
                                  Exposition VRDN 3.07% due 08/01/2028 (a) ..........       12,745,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
======================================================================================================
Wisconsin      $  8,000,000     Wisconsin School District (Cash Flow Management
(continued)                       Program Certificate Partnership -- Series A-1)
                                  TRAN 3.00% due 09/20/2005 .........................   $    8,040,384
                  5,000,000     Wisconsin State (Eagle 2004-1009 A) VRDN 3.03%
                                  due 05/01/2008 (a)(b) .............................        5,000,000
                  9,000,000     Wisconsin State (Putters -- Series 531) VRDN 3.03%
                                  due 11/01/2012 (a)(b) .............................        9,000,000
                 13,000,000     Wisconsin State (Putters -- Series 693) VRDN 3.03%
                                  due 05/01/2012 (a)(b) .............................       13,000,000
                                Wisconsin State GO CP:
                 21,560,000       (Series 2000-B) 2.09% due 05/06/2005 ..............       21,560,000
                 15,000,000       (Series 2000-C) 2.24% due 05/09/2005 ..............       15,000,000
                 24,313,000       (Series 2000-C) 2.08% due 05/25/2005 ..............       24,313,000
                 29,380,000       (Series 2000-C) 2.43% due 06/10/2005 ..............       29,380,000
                  8,635,000       (Series 2002-A) 2.32% due 05/11/2005 ..............        8,635,000
                 17,300,000       (Series 2002-A) 2.45% due 06/08/2005 ..............       17,300,000
                 16,700,000       (Series 2004-A) 2.09% due 05/06/2005 ..............       16,700,000
                 25,300,000       (Series 2004-A) 2.32% due 05/11/2005 ..............       25,300,000
                 16,250,000       (Series 2004-A) 2.08% due 05/24/2005 ..............       16,250,000
                 33,750,000       (Series 2004-A) 2.36% due 06/08/2005 ..............       33,750,000
                 25,000,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Agnesian Healthcare Project)
                                  DDN 3.10% due 06/01/2033 (a) ......................       25,000,000
                 18,170,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Wisconsin Lutheran College
                                  Project) DDN 3.10% due 06/01/2033 (a) .............       18,170,000
                                Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Gunersen Lutheran) DDN:
                 21,800,000       (Series A) 3.05% due 12/01/2015 (a) ...............       21,800,000
                 30,545,000       (Series B) 3.05% due 12/01/2029 (a) ...............       30,545,000
                 12,000,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Oakwood Village) VRDN
                                  3.03% due 03/01/2035 (a) ..........................       12,000,000
                  7,090,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (ProHealth Inc. -- Series 01-B)
                                  DDN 3.05% due 08/15/2030 (a) ......................        7,090,000

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

=======================================================================================================
                                                                                          Value
                 Face Amount                            Issue                           (Note 1a)
=======================================================================================================
Wisconsin      $ 18,450,000     Wisconsin State Health & Educational Facilities
(continued)                       Authority Revenue (SSM Health Care -- Series
                                  98-B) DDN 3.10% due 12/01/2032 (a) ................   $    18,450,000
                  7,000,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Lutheran College) VRDN
                                  3.10% due 09/01/2031 (a) ..........................         7,000,000
                  2,000,000     Wisconsin State Health & Educational Facilities
                                  Authority Revenue (Riverview Hospital) DDN
                                  3.10% due 10/01/2030 (a) ..........................         2,000,000
                  9,485,000     Wisconsin State Housing & EDA (Home Ownership
                                  Revenue -- Series B) VRDN 3.02%
                                  due 09/01/2034 (a) ................................         9,485,000
                                Wisconsin State Petroleum Inspection Fee Revenue
                                  Bonds CP:
                 30,000,000       2.09% due 05/05/2005 ..............................        30,000,000
                 16,000,000       2.09% due 05/06/2005 ..............................        16,000,000
                 16,300,000       2.32% due 05/11/2005 ..............................        16,300,000
                 30,000,000       2.09% due 05/25/2005 ..............................        30,000,000
                 50,000,000       2.10% due 06/03/2005 ..............................        50,000,000
-------------------------------------------------------------------------------------------------------
Wyoming --                      Laramie County, Wyoming IDR (Cheyenne Light Fuel
0.1%                              & Power Co.) VRDN:
                  3,500,000       (Series 97-B) 3.17% due 09/01/2021 (a) ............         3,500,000
                  5,000,000       (Series 97-A) 3.17% due 03/01/2027 (a) ............         5,000,000
------------------------------------------------------------------------------------------------------
                                Total Investments -- 103.8%
                                (Cost $13,102,033,385) ..............................    13,102,033,385
-------------------------------------------------------------------------------------------------------
                                Liabilities in Excess of Other Assets -- (3.8%) .....      (480,369,693)
-------------------------------------------------------------------------------------------------------
                                Net Assets ..........................................   $12,621,663,692
-------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on a certain index. The rates shown are those in effect at April 30, 2005. For variable rate demand instruments, the next coupon date on which the interest is to be adjusted is deemed the maturity date for valuation.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At period end, the value of these securities amounted to $2,445,571,500 or 19.4% of net assets.

Note -- Cost for federal income tax purposes is $13,102,033,385.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Schedule of Investments -- Continued
April 30, 2005

==========================================================================================================
Portfolio Abbreviations for Master Institutional Tax-Exempt Fund
BAN     Bond Anticipation Notes   GO    General Obligation               S/F    Single Family
CP      Commercial Paper          IDA   Industrial Development           PCR    Pollution Control Revenue
                                        Authority
DDN     Daily Demand Notes        IDB   Industrial Development Board     RAN    Revenue Anticipation Notes
EDA     Economic Development      IDC   Industrial Development           TAN    Tax Anticipation Notes
        Authority                       Corporation
EDR     Economic Development      IDR   Industrial Development Revenue   TRAN   Tax Revenue Anticipation
        Revenue                                                                 Notes
FXRDN   Fixed Rate Demand Notes   M/F   Multi-Family                     VRDN   Variable Rate Demand Notes
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Statement of Assets and Liabilities
April 30, 2005

=====================================================================================
Assets:
Total investments, at amortized cost and value (Note 1a) .........    $13,102,033,385
Cash .............................................................          1,016,692
Interest receivable ..............................................         60,776,795
Receivable for investments sold ..................................         35,276,131
                                                                      ---------------
   Total assets ..................................................     13,199,103,003
                                                                      ---------------
Liabilities:
Advisory fee payable (Note 2) ....................................            540,667
Payable for investments purchased ................................        576,842,614
Accrued expenses .................................................             56,030
                                                                      ---------------
   Total liabilities .............................................        577,439,311
                                                                      ---------------
Net Assets applicable to investors' interests ....................    $12,621,663,692
                                                                      ===============
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals ..........    $12,621,663,692
                                                                      ===============

--------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund
Statement of Operations
For the Year Ended April 30, 2005

=====================================================================================
Investment Income:
Interest and discount earned .....................................    $   205,626,803
                                                                      ---------------
Expenses:
Investment advisory fee (Note 2) .................................          6,360,998
Accounting and custodian services ................................            260,938
Dividend and transfer agency fee .................................             51,379
                                                                      ---------------
   Total expense .................................................          6,673,315
                                                                      ---------------
   Net investment income .........................................        198,953,488
   Net realized loss from investment transactions ................           (143,919)
                                                                      ---------------
Net Increase in Net Assets Resulting From Operations .............    $   198,809,569
                                                                      ===============

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
Master Institutional Tax-Exempt Fund                                                   Year Ended April 30,
Statement of Changes in Net Assets                                           ------------------------------------------
                                                                                      2005                   2004
=======================================================================================================================

Increase in Net Assets:
Operations:
Net investment income ...................................................    $     198,953,488       $      102,547,036
Net realized gain (loss) from investment transactions ...................             (143,919)                 160,308
                                                                             ------------------      ------------------
Net increase in net assets resulting from operations ....................          198,809,569              102,707,344
Capital Transactions:
Contributions from feeders ..............................................       14,973,896,385           10,929,810,015
Withdrawals from feeders ................................................      (13,576,470,785)          (8,194,309,836)
                                                                             ------------------      ------------------
Net increase in net assets from capital transactions ....................        1,397,425,600            2,735,500,179
                                                                             ------------------      ------------------
Net increase in net assets ..............................................        1,596,235,169            2,838,207,523
Net Assets:
Beginning of year .......................................................       11,025,428,523            8,187,221,000
                                                                             ------------------      ------------------
End of year .............................................................    $  12,621,663,692       $   11,025,428,523
                                                                             ==================      ==================
-----------------------------------------------------------------------------------------------------------------------

Master Institutional Tax-Exempt Fund                               Year Ended April 30,                    For the Period
Supplementary Data                                  -------------------------------------------------     January 14, 2002*
                                                         2005             2004               2003         to April 30, 2002
===========================================================================================================================
Ratio of expenses to average net assets .........             .05%              .05%             .05%             .05%(1)
Ratio of net investment income to average
 net assets .....................................            1.56%             1.01%            1.36%            1.47%(1)
Net Assets, end of period (000) .................   $  12,621,664    $   11,025,429    $   8,187,221     $  4,474,011

(1)  On an annualized basis.
*    Commencement of Operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Master Institutional Money Market Trust
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Master Institutional Money Market Trust (the "Master Trust") is organized as a business trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 as an open-end management company. The Declaration of Trust permits the Trustees to issue unlimited beneficial interests in the Master Trust. Beneficial interests in the Master Trust are issued solely in private placement transactions to accredited investors. The Master Trust consists of three series, Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax-Exempt Fund, (collectively, the "Master Funds").

     The Master Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Master Trust in conformity with accounting principles generally accepted in the United States of America.

     (a) The value of the Master Premier Institutional and Master Institutional Funds' portfolio securities is determined on the basis of fair value as determined in good faith by the Board of Trustees (the "Trustees") of the Master Trust. In determining fair value, securities for which market quotations are readily available are valued at market value. Other securities, if any, are valued at their fair value in the best judgement of Fund Asset Management, L.P. ("FAM") under procedures established by, and under the supervision of, the Trustees. Securities with remaining maturities of 60 days or less are valued by use of the amortized cost method. Master Institutional Tax-Exempt portfolio securities are carried at amortized cost which approximates market value.

     For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is deemed to be the demand notice payment period.

     The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), which is the limited partner.

     (b) The Master Funds are treated as partnerships for Federal tax purposes. No provision is made by the Master Funds for federal or state taxes on any taxable income of the Master Funds because each investor in the Master Funds is ultimately responsible for the payment of any taxes. Since some of the Master Funds' investors are regulated investment companies that invest substantially all of their assets in the Master Funds, the Master Funds normally must satisfy the applicable source of income and diversification requirements under the Internal Revenue Code in order for their respective investors to satisfy them.

     (c) Realized gains and losses on investments are computed on the basis of identified cost of the security sold.

     (d) Security transactions are accounted for on the date the securities are purchased or sold (the trade date). Interest income (after adjustments for amortization of premium or accretion of discount) is recorded as earned.

     (e) Repurchase agreements -- The Master Premier Institutional Fund and the Master Institutional Fund (the "Funds") invest in U.S. Government & Agency securities pursuant to repurchase agreements with member banks of the

--------------------------------------------------------------------------------
Master Institutional Money Market Trust
Notes to Financial Statements -- Continued
--------------------------------------------------------------------------------

Federal Reserve System of primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

     (f) Securities lending -- The Master Premier Institutional Fund and Master Institutional Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund on the next business day. Where the Funds receive securities as collateral for the loaned securities, they collect a fee from the borrower. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. Where the Funds receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2.   Investment Advisory Fees and Other Transactions with Affiliates

FAM, a subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), manages each Master Fund's investments under the overall supervision of The Board of Trustees of the Master Trust. Each Master Fund pays FAM a fee at the annual rate of 0.05% of average daily net assets. Effective May 13, 2005, FAM agreed to voluntarily waive a portion of the advisory fee for the Master Premier Institutional Fund. FAM may discontinue waiver of the fee in whole or in part at any time without notice.

     The Funds have received an exemptive order from the Securities and Exchange Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML&Co., or its affiliates. As of April 30, 2005, the Master Premier Institutional Fund and the Master Institutional Fund did not have any securities on loan. Pursuant to that order, the Funds have also retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or it affiliates. For the year ended April 30, 2005 the Master Premier Institutional Fund earned $1,137,492 in dividend and interest income from affiliates on investments made with cash collateral. For the year ended April 30, 2005, MLIM, LLC received $485,614 in securities lending agent fees from the Master Premier Institutional Fund.

     All officers and certain trustees of the Trust are affiliated with Merrill Lynch & Co., Inc.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees and Investors of
Master Institutional Money Market Trust:

We have audited the accompanying statements of assets and liabilities of Master Institutional Money Market Trust (the "Master Trust"), consisting of Master Premier Institutional Fund, Master Institutional Fund, and Master Institutional Tax-Exempt Fund (the "Master Funds"), each a separate series of the Master Trust, including the schedules of investments, as of April 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period January 14, 2002 (commencement of operations) to April 30, 2002. These financial statements are the responsibility of the Master Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Master Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of each of the respective Master Funds of Master Institutional Money Market Trust as of April 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the supplementary data for each of the three years in the period then ended and for the period January 14, 2002 (commencement of operations) to April 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts

June 24, 2005

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

                                                                                                                       Other
                            Position(s)      Length                                                                Directorships
                               Held          of Time                                                                  Held by
Name, Address & Age          with Fund       Served       Principal Occupation(s) During the Past 5 Years             Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*         President        2005 to     President of the MLIM/FAM-advised funds since 2005;          None
P.O. Box 9011                  and            present     President of MLIM and FAM since 2001; Co-Head (Americas
Princeton, NJ 08543-9011     Trustee                      Region) thereof from 2000 to 2001 and Senior Vice
Age: 50                                                   President from 1999 to 2001; President and Director of
                                                          Princeton Services, Inc. (Princeton Services) since 2001;
                                                          President of Princeton Administrators, L.P. (Princeton
                                                          Administrators) since 2001; Chief Investment Officer of
                                                          Oppenheimer Funds, Inc. in 1999 and Executive Vice
                                                          President thereof from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Doll is director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 or the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


                                                                                                                       Other
                            Position(s)      Length                                                                Directorships
                               Held          of Time                                                                  Held by
Name, Address & Age          with Fund       Served**     Principal Occupation(s) During the Past 5 Years             Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim***             Trustee          2 years     Professor of Finance and Economics at the Columbia           None
P.O. Box 9095                                             University Graduate School of Business since 1991;
Princeton, NJ 08543-9095                                  Chairman of Outward Bound U.S.A. from 1997 to 2001;
Age: 64                                                   Chairman of Wave Hill, Inc. since 1990; Trustee of
                                                          Phillips Exeter Academy since 2002.
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn               Trustee          9 years     Chief Financial Officer of J.P. Morgan & Co., Inc. from      None
P.O. Box 9095                                             1990 to 1995 and an employee of J.P. Morgan in various
Princeton, NJ 08543-9095                                  capacities from 1967 to 1995.
Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester               Trustee          9 years     Mizuho Financial Group Professor of Finance; Senior          None
P.O. Box 9095                                             Associate Dean and Chairman of the MBA Program of Harvard
Princeton, NJ 08543-9095                                  University Graduate School of Business Administration
Age: 53                                                   since 1999; member of the Faculty of Harvard Business
                                                          School since 1981; Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND PORTFOLIO MANAGERS -- Continued
--------------------------------------------------------------------------------

                                                                                                                       Other
                            Position(s)      Length                                                                Directorships
                               Held          of Time                                                                  Held by
Name, Address & Age          with Fund       Served**     Principal Occupation(s) During the Past 5 Years             Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards+            Trustee          2 years     President of Robards & Company, a financial advisory firm    None
P.O. Box 9095                                             since 1987; formerly an investment banker with Morgan
Princeton, NJ 08543-9095                                  Stanley for more than ten years; Director of Enable
Age: 55                                                   Medical Corp. since 1996; Director of AtriCure, Inc. since
                                                          2000; Director of CineMuse Inc. from 1996 to 2000;
                                                          Director of the Cooke Center for Learning and Development,
                                                          a not-for-profit organization, since 1987.
------------------------------------------------------------------------------------------------------------------------------------

** Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.
***  Chairman of the Audit Committee.
+    Chairman of the Board.

--------------------------------------------------------------------------------
Fund Officers* and Portfolio Managers
--------------------------------------------------------------------------------
Barry F.X. Smith
  Senior Vice President
John Ng
  Vice President & Portfolio Manager
Kevin Schiatta
  Vice President & Portfolio Manager
P. Michael Walsh
  Vice President & Portfolio Manager
William M. Breen
  Treasurer
Donald C. Burke
  Vice President
Jeffrey Hiller
  Chief Compliance Officer
Alice A. Pellegrino
  Secretary
--------------------------------------------------------------------------------
*    Officers of the Trust serve at the pleasure of the Board of Trustees.
--------------------------------------------------------------------------------
Further information about the Trust's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-225-1576.
--------------------------------------------------------------------------------

       ----------------------------------------------------------------------
       Effective January 1, 2005, Terry K. Glenn, President and Trustee of the Funds and the Trust retired. The Fund's/Trust's Board of Trustees wishes Mr. Glenn well in his retirement.

       Effective January 1, 2005, Robert C. Doll, Jr. became President and Trustee of the Fund and the Trust.
       ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADMINISTRATOR & DISTRIBUTOR
Merrill Lynch Funds Distributor, Inc.
One Financial Center -- 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISER
Fund Asset Management, L.P.
P.O. Box 9011
Princeton, New Jersey 08543-9011

CUSTODIAN & TRANSFER AGENT
State Street Bank & Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the Funds. Statements and other information herein are as dated and subject to change.

#44177

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) David
           O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 12 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees

           Merrill Lynch Treasury Fund                    Fiscal Year Ending April 30, 2005 - $26,400
                                                          Fiscal Year Ending April 30, 2004 - $25,900

           Merrill Lynch Government Fund                  Fiscal Year Ending April 30, 2005 - $34,600
                                                          Fiscal Year Ending April 30, 2004 - $33,900

           Master Institutional Tax-Exempt Fund           Fiscal Year Ending April 30, 2005 - $37,000
                                                          Fiscal Year Ending April 30, 2004 - $35,000

           Merrill Lynch Institutional Tax-Exempt Fund    Fiscal Year Ending April 30, 2005 - $7,500
                                                          Fiscal Year Ending April 30, 2004 - $7,300

           Master Institutional Fund                      Fiscal Year Ending April 30, 2005 - $38,000
                                                          Fiscal Year Ending April 30, 2004 - $36,000

           Merrill Lynch Institutional Fund               Fiscal Year Ending April 30, 2005 - $7,500
                                                          Fiscal Year Ending April 30, 2004 - $7,300

           Master Premier Institutional Fund              Fiscal Year Ending April 30, 2005 - $63,000
                                                          Fiscal Year Ending April 30, 2004 - $60,000

           Merrill Lynch Premier Institutional Fund       Fiscal Year Ending April 30, 2005 - $7,500
                                                          Fiscal Year Ending April 30, 2004 - $7,300

           (b) Audit-Related Fees

           Merrill Lynch Treasury Fund                    Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Government Fund                  Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Institutional Tax-Exempt Fund           Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Institutional Tax-Exempt Fund    Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Institutional Fund                      Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Institutional Fund               Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Premier Institutional Fund              Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Premier Institutional Fund       Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           (c) Tax Fees

           Merrill Lynch Treasury Fund                    Fiscal Year Ending April 30, 2005 - $4,250
                                                          Fiscal Year Ending April 30, 2004 - $4,100

           The nature of the services include tax compliance, tax advice and tax planning.

           Merrill Lynch Government Fund                  Fiscal Year Ending April 30, 2005 - $4,250
                                                          Fiscal Year Ending April 30, 2004 - $4,100

           The nature of the services include tax compliance, tax advice and tax planning.

           Master Institutional Tax-Exempt Fund           Fiscal Year Ending April 30, 2005 - $1,100
                                                          Fiscal Year Ending April 30, 2004 - $1,000

           The nature of the services include tax compliance, tax advice and tax planning.

           Merrill Lynch Institutional Tax-Exempt Fund    Fiscal Year Ending April 30, 2005 - $4,250
                                                          Fiscal Year Ending April 30, 2004 - $4,100

           The nature of the services include tax compliance, tax advice and tax planning.

           Master Institutional Fund                      Fiscal Year Ending April 30, 2005 - $1,100
                                                          Fiscal Year Ending April 30, 2004 - $1,000

           The nature of the services include tax compliance, tax advice and tax planning.

           Merrill Lynch Institutional Fund               Fiscal Year Ending April 30, 2005 - $4,250
                                                          Fiscal Year Ending April 30, 2004 - $4,100

           The nature of the services include tax compliance, tax advice and tax planning.

           Master Premier Institutional Fund              Fiscal Year Ending April 30, 2005 - $1,100
                                                          Fiscal Year Ending April 30, 2004 - $1,000

           The nature of the services include tax compliance, tax advice and tax planning.

           Merrill Lynch Premier Institutional Fund       Fiscal Year Ending April 30, 2005 - $4,250
                                                          Fiscal Year Ending April 30, 2004 - $4,100

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees

           Merrill Lynch Treasury Fund                    Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Government Fund                  Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Institutional Tax-Exempt Fund           Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Institutional Tax-Exempt Fund    Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Institutional Fund                      Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Institutional Fund               Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Master Premier Institutional Fund              Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           Merrill Lynch Premier Institutional Fund       Fiscal Year Ending April 30, 2005 - $0
                                                          Fiscal Year Ending April 30, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2) 0%

           (f) Not Applicable

           (g) Fiscal Year Ending April 30, 2005 - $9,780,582
               Fiscal Year Ending April 30, 2004 - $17,002,957

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

           Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

           By: /s/ Robert C. Doll, Jr.
               -----------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

           Date: June 20, 2005

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

           By: /s/ Robert C. Doll, Jr.
               -----------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

           Date: June 20, 2005

           By: /s/ William M. Breen
               -----------------------------
               William M. Breen,
               Chief Financial Officer of
               Merrill Lynch Funds for Institutions Series and Master Institutional Money Market Trust

           Date: June 20, 2005